PROSPECTUS DATED JANUARY 31, 2014 as supplemented June 20, 2014

City National Rochdale Government Money Market Fund		City National Rochdale High Yield Bond Fund
Servicing Class	(CNIXX)	Institutional Class	(CNIHX)
Class N	(CNGXX)	Servicing Class	(CHYIX)
Class S	(CNFXX)	Class N	(CHBAX)

City National Rochdale Prime Money Market Fund		City National Rochdale Intermediate Fixed Income Fund
Institutional Class	(CNRXX)	Institutional Class	(CNRIX)
Servicing Class	(CNMXX)	Class N	(RIMCX)
Class N	(CNPXX)
Class S	(CNSXX)	City National Rochdale Fixed Income Opportunities Fund
		Class N	(RIMOX)

City National Rochdale California Tax Exempt Money Market Fund		City National Rochdale Multi-Asset Fund
Servicing Class	(CNTXX)	Servicing Class	(CNIIX)
Class N	(CNEXX)	Class N	(CNIAX)
Class S	(CEMXX)

City National Rochdale Limited Maturity Fixed Income Fund		City National Rochdale Dividend & Income Fund
Institutional Class	(AHLFX)	Class N	(RIMHX)
Class N	(AHALX)

City National Rochdale Government Bond Fund		City National Rochdale U.S. Core Equity Fund
Institutional Class	(CNIGX)	Institutional Class	(CNRUX)
Servicing Class	(CNBIX)	Servicing Class	(CNRVX)
Class N	(CGBAX)	Class N	(CNRWX)

City National Rochdale Corporate Bond Fund		City National Rochdale Socially Responsible Equity Fund
Servicing Class	(CNCIX)	Institutional Class	(AHSRX)
Class N	(CCBAX)	Class N	(AHRAX)

City National Rochdale California Tax Exempt Bond Fund		City National Rochdale Emerging Markets Fund
Servicing Class	(CNTIX)	Class N	(RIMIX)
Class N	(CCTEX)

City National Rochdale Municipal High Income Fund
Servicing Class	(CNRMX)
Class N	(CNRNX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

table of contents

Summaries	3
City National Rochdale Government Money Market Fund	3
City National Rochdale Prime Money Market Fund	6
City National Rochdale California Tax Exempt Money Market Fund	9
City National Rochdale Limited Maturity Fixed Income Fund	12
City National Rochdale Government Bond Fund	16
City National Rochdale Corporate Bond Fund	20
City National Rochdale California Tax Exempt Bond Fund	24
City National Rochdale Municipal High Income Fund	28
City National Rochdale High Yield Bond Fund	32
City National Rochdale Intermediate Fixed Income Fund	36
City National Rochdale Fixed Income Opportunities Fund	41
City National Rochdale Multi-Asset Fund	47
City National Rochdale Dividend & Income Fund	52
City National Rochdale U.S. Core Equity Fund	56
City National Rochdale Socially Responsible Equity Fund	60
City National Rochdale Emerging Markets Fund	64
More About the Funds	69
More About the Funds’ Risks	72
Management of the Funds	87
How to Buy, Sell and Exchange Shares	94
Dividends and Taxes	102
Financial Highlights	104
Important Terms to Know	109
Privacy Principles	110
For More Information	Back Cover

Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank. Investing in mutual funds involves risks, including possible loss of principal.

The Funds’ Statement of Additional Information (the “SAI”) has more detailed information on all subjects covered in this Prospectus. Investors seeking more in-depth explanations of the Funds should request the SAI and review it before purchasing shares.

CITY NATIONAL ROCHDALE FUNDS | PAGE 2

summaries

City National Rochdale Government Money Market Fund

INVESTMENT GOAL

The City National Rochdale Government Money Market Fund (the “Government Money Fund” or the “Fund”) is a money market fund that seeks to preserve your principal and maintain a high degree of liquidity while providing current income. Also, the Government Money Fund seeks to maintain a $1.00 per share net asset value (“NAV”).

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Government Money Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Servicing Class		Class N		Class S
Management Fees		0.26%		0.26%		0.26%
Distribution (12b-1) Fee		None		0.30%(1)		0.50%
Other Expenses
Shareholder Servicing Fee	0.25%		0.25%		0.25%
Other Fund Expenses(2)	0.07%		0.07%		0.07%
Total Other Expenses		0.32%		0.32%		0.32%
Total Annual Fund Operating Expenses		0.58%		0.88%		1.08%

(1)	The 12b-1 Fee for Class N shares has been restated to reflect the reduction of this fee, effective January 28, 2013.

(2)
“Other Fund Expenses” are based on estimated amounts for the current fiscal year and reflect the re-allocation of certain trust-level expenses pursuant to a new methodology effective with the Fund’s fiscal year beginning on October 1, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Government Money Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Government Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Servicing Class	$59	$186	$324	$726
Class N	$90	$281	$488	$1,084
Class S	$110	$343	$595	$1,317

PRINCIPAL INVESTMENT STRATEGIES

The Government Money Fund purchases liquid, high quality, short-term U.S. Government bonds and notes. The Fund invests at least 80% of its net assets (including borrowings for investment purposes) in U.S. Government securities. In particular, the Fund invests in U.S. Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government and repurchase agreements involving these obligations. Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities in which the Government Money Fund invests consist principally of securities issued or guaranteed by Fannie Mae (formerly known as the Federal National Mortgage Association), the Federal Home Loan Bank (“FHLB”), Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation) and the Government National Mortgage Association (“Ginnie Mae”). The securities held

CITY NATIONAL ROCHDALE FUNDS | PAGE 3

by the Fund must, in the opinion of City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, present minimal credit risk. The Fund invests in compliance with the requirements of Rule 2a-7 under the Investment Company Act of 1940 relating to the credit quality, maturity, liquidity and diversification of investments for money market funds.

Using a top-down strategy and bottom-up security selection, the Adviser seeks securities with an acceptable maturity that are marketable and liquid and offer competitive yields. The Adviser also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any money market fund, there are risks to investing. Neither the Government Money Fund nor the Adviser can guarantee that the Fund will meet its investment goal. Here are the principal risks to consider:

No Guarantees – An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at an NAV of $1.00, it is possible to lose money by investing in the Fund.

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly. When interest rates are very low, the Fund’s expenses could absorb all or a significant portion of the Fund’s income, and, if the Fund’s expenses exceed the Fund’s income, the Fund may be unable to maintain its $1.00 share price without a subsidy by the Adviser or its affiliates.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Credit – The Government Money Fund invests exclusively in securities that are rated, when the Fund buys them, in the highest short-term rating category, or if unrated, are of comparable quality in the Adviser’s opinion. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the Fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the Fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded (which could happen rapidly), or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline significantly, particularly in certain market environments. If the Fund enters into a financial contract (such as a repurchase agreement or reverse repurchase agreement) the Fund will be subject to the credit risk presented by the counterparty.

Government-Sponsored Entities – The Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, which may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Redemptions – The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the Fund’s ability to maintain a $1.00 share price. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.

Money Market Fund Regulation – The U.S. Securities and Exchange Commission (the “SEC”) and other government agencies continue to review the regulation of money market funds. As of the date of this prospectus, the SEC has proposed changes to the rules that govern money market funds. Legislative developments may also affect money market funds. These changes and developments, if implemented, may affect the investment strategies, performance, yield, operating expenses and continued viability of the Fund.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CITY NATIONAL ROCHDALE FUNDS | PAGE 4

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Government Money Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com for the Fund’s most current 7-day yield or to obtain updated performance information.

This bar chart shows the performance of the Government Money Fund’s Servicing Class (formerly designated as Institutional Class) shares based on a calendar year.

Best Quarter 1.19% Q4 2006	Worst Quarter 0.00% Q1 2013

This table shows the Government Money Fund’s average annual total returns for the periods ended December 31, 2013.

Average Annual Total Returns (for the periods ended December 31, 2013)	One Year	Five Years	Ten Years
Servicing Class	0.01%	0.03%	1.43%
Class N	0.01%	0.02%	1.31%
Class S	0.01%	0.01%	1.21%

INVESTMENT MANAGER

City National Rochdale, LLC

PURCHASE AND SALE OF FUND SHARES

The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts. The Class S shares of the Fund are available to investors who have funds with City National Bank and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. The Government Money Fund has no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Government Money Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Government Money Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Government Money Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 5

City National Rochdale Prime Money Market Fund

INVESTMENT GOAL

The City National Rochdale Prime Money Market Fund (the “Prime Money Fund” or the “Fund”) is a money market fund that seeks to provide current income through low-risk investments. Also, the Prime Money Fund seeks to maintain a $1.00 per share net asset value (“NAV”).

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Prime Money Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Servicing Class		Class N		Class S
Management Fees		0.25%		0.25%		0.25%		0.25%
Distribution (12b-1) Fee		None		None		0.30%		0.50%
Other Expenses
Shareholder Servicing Fee	None		0.25%		0.25%		0.25%
Other Fund Expenses(1)	0.07%		0.07%		0.07%		0.07%
Total Other Expenses		0.07%		0.32%		0.32%		0.32%
Total Annual Fund Operating Expenses		0.32%		0.57%		0.87%		1.07%

(1)
“Other Fund Expenses” are based on estimated amounts for the current fiscal year and reflect the re-allocation of certain trust-level expenses pursuant to a new methodology effective with the Fund’s fiscal year beginning on October 1, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Prime Money Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Prime Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$33	$103	$180	$406
Servicing Class	$58	$183	$318	$714
Class N	$89	$278	$482	$1,073
Class S	$109	$340	$590	$1,306

PRINCIPAL INVESTMENT STRATEGIES

The Prime Money Fund purchases liquid, high quality, short-term debt securities in the form of U.S. dollar denominated money market instruments that, in the opinion of City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, present minimal credit risk. The Fund’s principal investments consist of commercial paper and short-term corporate obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government, repurchase agreements involving those obligations. Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities in which the Prime Money Fund invests consist principally of securities issued or guaranteed by Fannie Mae (formerly known as the Federal National Mortgage Association), the Federal Home Loan Bank (“FHLB”), Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation) and the Government National Mortgage Association (“Ginnie Mae”). The Fund invests in compliance with the requirements of Rule 2a-7 under the Investment Company Act of 1940 relating to the credit quality, maturity, liquidity and diversification of investments for money market funds.

CITY NATIONAL ROCHDALE FUNDS | PAGE 6

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any money market fund, there are risks to investing. Neither the Prime Money Fund nor the Adviser can guarantee that the Fund will meet its investment goal. Here are the principal risks to consider:

No Guarantees – An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at an NAV of $1.00, it is possible to lose money by investing in the Fund.

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly. When interest rates are very low, the Fund’s expenses could absorb all or a significant portion of the Fund’s income, and, if the Fund’s expenses exceed the Fund’s income, the Fund may be unable to maintain its $1.00 share price without a subsidy by the Adviser or its affiliates.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Credit – The Prime Money Fund invests exclusively in securities that are rated, when the Fund buys them, in the highest short-term rating category, or if unrated, are of comparable quality in the Adviser’s opinion. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the Fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the Fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded (which could happen rapidly), or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline significantly, particularly in certain market environments. If the Fund enters into a financial contract (such as a repurchase agreement or reverse repurchase agreement) the Fund will be subject to the credit risk presented by the counterparty.

Financial Services Firms – The Fund invests in obligations of financial services firms, including those of banks. Changes in economic conditions and government regulations can significantly affect these issuers.

Government-Sponsored Entities – The Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, which may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Redemptions – The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the Fund’s ability to maintain a $1.00 share price. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.

Money Market Fund Regulation – The U.S. Securities and Exchange Commission (the “SEC”) and other government agencies continue to review the regulation of money market funds. As of the date of this prospectus, the SEC has proposed changes to the rules that govern money market funds. Legislative developments may also affect money market funds. These changes and developments, if implemented, may affect the investment strategies, performance, yield, operating expenses and continued viability of the Fund.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Prime Money Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com for the Fund’s most current 7-day yield or to obtain updated performance information.

This bar chart shows the performance of the Prime Money Fund’s Servicing Class (formerly designated as Institutional Class) shares based on a calendar year.

CITY NATIONAL ROCHDALE FUNDS | PAGE 7

Best Quarter 1.20% Q4 2006	Worst Quarter 0.00% Q4 2013

This table shows the Prime Money Fund’s average annual total returns for the periods ended December 31, 2013.

Average Annual Total Returns (for the periods ended December 31, 2013)	One Year	Five Years	Ten Years
Servicing Class	0.02%	0.08%	1.51%
Class N	0.01%	0.04%	1.38%
Class S	0.01%	0.03%	1.27%
Institutional Class(1)	0.02%	0.08%	1.51%

(1)	The Institutional Class commenced operations on December 19, 2012. The returns shown for the Institutional Class prior to that date are the returns of the Fund’s Servicing Class.

INVESTMENT MANAGER

City National Rochdale, LLC

PURCHASE AND SALE OF FUND SHARES

Institutional Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the minimum initial investment requirement of $1,000,000, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. There is no minimum for subsequent investments in Institutional Class shares. The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts. The Class S shares of the Fund are available to investors who have funds with City National Bank and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

The Fund reserves the right to change the minimum amount required to open an account without prior notice. The Fund may accept investments of smaller amounts at its discretion. The Fund has no minimum purchase or minimum shareholder account balance requirements for Servicing Class, Class N or Class S shares; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Prime Money Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Prime Money Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Prime Money Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 8

City National Rochdale California Tax Exempt Money Market Fund

INVESTMENT GOAL

The City National Rochdale California Tax Exempt Money Market Fund (the “California Money Fund” or the “Fund”) is a money market fund that seeks to preserve your principal and maintain a high degree of liquidity while providing current income that is exempt from federal, and to the extent possible, California state personal income tax. Also, the California Money Fund seeks to maintain a $1.00 per share net asset value (“NAV”).

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the California Money Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Servicing Class		Class N		Class S
Management Fees		0.27%		0.27%		0.27%
Distribution (12b-1) Fee		None		0.30%		0.50%
Other Expenses
Shareholder Servicing Fee	0.25%		0.25%		0.25%
Other Fund Expenses(1)	0.08%		0.08%		0.08%
Total Other Expenses		0.33%		0.33%		0.33%
Total Annual Fund Operating Expenses		0.60%		0.90%		1.10%

(1)
“Other Fund Expenses” are based on estimated amounts for the current fiscal year and reflect the re-allocation of certain trust-level expenses pursuant to a new methodology effective with the Fund’s fiscal year beginning on October 1, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the California Money Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the California Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Servicing Class	$61	$192	$335	$750
Class N	$92	$287	$498	$1,108
Class S	$112	$350	$606	$1,340

PRINCIPAL INVESTMENT STRATEGIES

The California Money Fund purchases liquid, high quality, short-term municipal money market securities issued by the State of California and its agencies, by various counties, cities and regional or special districts in California, and by various other sectors of the California municipal securities market. The Fund invests at least 80% of its net assets (including borrowings for investment purposes) in municipal obligations that pay interest which is expected to be exempt from federal and California state personal income tax and securities that pay interest which is not a preference item for purposes of the federal alternative minimum tax (the “AMT”). This policy may not be changed without shareholder approval. Up to 20% of the Fund’s net assets may be invested in securities subject to the AMT, although City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, does not currently intend to invest in such securities.

The Fund also invests in high quality municipal bonds rated within the highest grade by nationally recognized statistical rating organizations such as Standard & Poor’s Ratings Services and/or Moody’s Investors Service, or equivalent quality (in the Adviser’s opinion) for unrated securities, notes and tax exempt commercial paper. The securities held by the Fund must, in the opinion of the Adviser, present minimal credit risk. The Fund invests in compliance with the requirements of Rule 2a-7 under the Investment Company Act of 1940 relating to the credit quality, maturity, liquidity and diversification of investments for money market funds.

CITY NATIONAL ROCHDALE FUNDS | PAGE 9

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any money market fund, there are risks to investing. Neither the California Money Fund nor the Adviser can guarantee that the Fund will meet its investment goal. Here are the principal risks to consider:

No Guarantees – An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at an NAV of $1.00, it is possible to lose money by investing in the Fund.

California Risk Factors – The Fund may be subject to greater risks than other tax exempt money market funds that are diversified across issuers located in a number of states. The Fund is vulnerable to adverse economic, political or other events that may lessen the ability of California municipal securities issuers to pay interest and principal on their securities. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, seismic or other natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of California municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of California municipal issuers may also reduce the value of the Fund’s holdings.

Municipal Obligations – U.S. state and local governments issuing municipal securities held by the Fund rely on taxes and revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. The payment of principal and interest on these obligations may be adversely affected by a variety of factors at the state or local level, including poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems.

Taxes – Although one of the Fund’s goals is to provide income exempt from federal and California state personal income taxes, some of its income may be subject to the federal alternative minimum tax. If certain types of investments the Fund buys as tax-exempt are later ruled to be taxable, a portion of the Fund’s income could become taxable.

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly. When interest rates are very low, the Fund’s expenses could absorb all or a significant portion of the Fund’s income, and, if the Fund’s expenses exceed the Fund’s income, the Fund may be unable to maintain its $1.00 share price without a subsidy by the Adviser or its affiliates.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Credit – The California Money Fund invests exclusively in securities that are rated, when the Fund buys them, in the highest short-term rating category, or if unrated, are of comparable quality in the Adviser’s opinion. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the Fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the Fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded (which could happen rapidly), or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline significantly, particularly in certain market environments. If the Fund enters into a financial contract (such as a repurchase agreement or reverse repurchase agreement) the Fund will be subject to the credit risk presented by the counterparty.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Redemptions – The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the Fund’s ability to maintain a $1.00 share price. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.

Money Market Fund Regulation – The U.S. Securities and Exchange Commission (the “SEC”) and other government agencies continue to review the regulation of money market funds. As of the date of this prospectus, the SEC has proposed changes to the rules that govern money market funds. Legislative developments may also affect money market funds. These changes and developments, if implemented, may affect the investment strategies, performance, yield, operating expenses and continued viability of the Fund.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in municipal obligations of issuers in states other than California or taxable money market securities. During such a period, the Fund may not achieve its investment goals. If the Fund makes defensive investments, it may generate taxable income.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CITY NATIONAL ROCHDALE FUNDS | PAGE 10

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the California Money Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com for the Fund’s most current 7-day yield or to obtain updated performance information.

This bar chart shows the performance of the California Money Fund’s Servicing Class (formerly designated as Institutional Class) shares based on a calendar year.

Best Quarter 0.77% Q2 2007	Worst Quarter 0.00% Q1 2013

This table shows the California Money Fund’s average annual total returns for the periods ended December 31, 2013.

Average Annual Total Returns (for the periods ended December 31, 2013)	One Year	Five Years	Ten Years
Servicing Class	0.01%	0.04%	0.97%
Class N	0.01%	0.02%	0.85%
Class S	0.01%	0.02%	0.75%

INVESTMENT MANAGER

City National Rochdale, LLC

PURCHASE AND SALE OF FUND SHARES

The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts. The Class S shares of the Fund are available to investors who have funds with City National Bank and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. The California Money Fund has no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the California Money Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The California Money Fund intends to distribute income that is exempt from regular federal and California state income taxes. A portion of the Fund’s distributions may be subject to such taxes or to the AMT.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the California Money Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 11

City National Rochdale Limited Maturity Fixed Income Fund

INVESTMENT GOAL

The City National Rochdale Limited Maturity Fixed Income Fund (the “Limited Maturity Fund” or the “Fund”) seeks to provide a high level of current income, consistent with the preservation of capital and liquidity.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Limited Maturity Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Class N
Management Fees		0.50%		0.50%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	None		0.25%
Other Fund Expenses(1)	0.35%		0.35%
Total Other Expenses		0.35%		0.60%
Total Annual Fund Operating Expenses		0.85%		1.35%
Fee Waiver and/or Expense Reimbursement(2)		(0.00%)		(0.25%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		0.85%		1.10%

(1)
“Other Fund Expenses” are based on estimated amounts for the current fiscal year and reflect the re-allocation of certain trust-level expenses pursuant to a new methodology effective with the Fund’s fiscal year beginning on October 1, 2013.

(2)
City National Rochdale, LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive the shareholder servicing fees for Class N shares until January 31, 2015. Prior to that date, this arrangement may be terminated without penalty by the Fund’s Board of Trustees upon 60 days’ written notice to the Adviser, and it will terminate automatically upon the termination of the shareholder services agreement between the Adviser and the Fund. Any shareholder servicing fees waived by the Adviser pursuant to this arrangement will not be eligible for reimbursement by the Fund to the Adviser.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Limited Maturity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$87	$271	$471	$1,049
Class N	$112	$403	$715	$1,602

PORTFOLIO TURNOVER

The Limited Maturity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

CITY NATIONAL ROCHDALE FUNDS | PAGE 12

PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the Limited Maturity Fund’s net assets (including borrowings for investment purposes) consists of fixed income securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities, money market instruments and non-convertible fixed income securities (i.e., bonds which cannot be converted into stock) of U.S. companies. For purposes of the Fund’s 80% policy, fixed income securities of U.S. companies include securities issued by an issuer that is domiciled in the United States; conducts a majority of its business in the United States; or is listed in the Barclays U.S. Intermediate Government/Credit Bond Index (the “Index”) at the time of purchase, or will be listed in the Index. The Fund invests in securities having one of the four highest ratings of either Moody’s Investors Service (at least Baa) or Standard & Poor’s Ratings Services (at least BBB). The Fund may retain a security after it has been downgraded to any rating below the minimum credit rating if the Adviser determines that doing so is in the best interests of the Fund. The fixed income securities in which the Fund invests may have fixed, variable or floating interest rates, as well as varying principal repayment and interest rate reset terms.

Fixed income securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities in which the Limited Maturity Fund invests consist principally of mortgage-backed or asset-backed securities issued or guaranteed by Fannie Mae (formerly known as the Federal National Mortgage Association), the Federal Home Loan Bank (“FHLB”), Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation) and the Government National Mortgage Association (“Ginnie Mae”).

At least 80% of the Limited Maturity Fund’s net assets consists of fixed income securities with “limited maturity.” This investment strategy may be changed at any time, with 60 days’ prior notice to shareholders. The Adviser considers “limited maturity” to mean a maturity of one to three years. There is no limit on the maturities of individual securities. The Adviser actively manages the average duration of the Fund’s portfolio and determines which securities to purchase or sell in accordance with its analysis of prevailing interest rates and yields, the quality and value of particular securities, and the comparative risks and returns of alternative investments.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Limited Maturity Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time.

Government-Sponsored Entities – The Fund invests in securities issued by government-sponsored entities which may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

Prepayments – As a general rule, prepayments of principal of loans underlying mortgage-backed and other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed and other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CITY NATIONAL ROCHDALE FUNDS | PAGE 13

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Limited Maturity Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

This bar chart shows the performance of the Limited Maturity Fund’s Institutional Class shares based on a calendar year.

Best Quarter 3.13% Q4 2008	Worst Quarter -1.33% Q2 2004

This table shows the average annual total returns of each class of the Limited Maturity Fund for the periods ended December 31, 2013. The table also shows how the Fund’s performance compares with the returns of indexes comprised of investments similar to those held by the Fund.

Average Annual Total Returns(1) (for the periods ended December 31, 2013)	One Year	Five Years	Ten Years
Institutional Class
Return Before Taxes	-0.09%	2.25%	2.63%
Return After Taxes on Distributions	-0.36%	1.74%	1.82%
Return After Taxes on Distributions and Sale of Fund Shares	-0.05%	1.55%	1.74%
Class N
Return Before Taxes	-0.25%	2.00%	2.40%
Barclays U.S. 1-3 Year Government/Credit Bond Index (Reflects no deduction for fees, expenses or taxes)	0.64%	2.02%	2.91%

(1)
On September 30, 2005, the predecessor to the Limited Maturity Fund (the “Predecessor Fund”) reorganized into the Fund. The performance results for Institutional Class shares of the Fund before September 30, 2005, reflect the performance of the Predecessor Fund’s Class I shares. Class A shares of the Predecessor Fund, the predecessor to the Class N shares of the Fund, commenced operations on October 22, 2004.

The performance results for Class N shares of the Fund for the period of October 22, 2004 to September 29, 2005, reflect the performance of the Predecessor Fund’s Class A shares. The performance results for Class N shares of the Fund for the period of October 22, 1988 to October 21, 2004, reflect the performance of the Predecessor Fund’s Class I shares. The performance of the Predecessor Fund’s Class I shares has not been adjusted to reflect the higher Rule 12b-1 fees and expenses applicable to the Fund’s Class N shares. If it had, the performance of the Fund’s Class N shares would have been lower than that shown.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Institutional Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Institutional Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER

City National Rochdale, LLC

PORTFOLIO MANAGERS

Paul C. Single and William C. Miller, Jr. are primarily responsible for the day-to-day management of the Fund and have served as portfolio managers for the Fund since 2005.

CITY NATIONAL ROCHDALE FUNDS | PAGE 14

PURCHASE AND SALE OF FUND SHARES

Institutional Class shares of the Fund are available to investors that meet the minimum initial investment requirement of $1,000,000, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. The minimum initial investment for Class N shares is $1,000. There is no minimum for subsequent investments in Institutional Class shares or Class N shares. The Fund reserves the right to change the minimum amount required to open an account or to add to an existing account without prior notice. The Fund may accept investments of smaller amounts at its discretion; however, your financial institution or financial professional may establish higher minimum investment requirements than the Fund and may also independently charge you transaction fees and additional amounts in return for its services.

The shares of the Limited Maturity Fund are redeemable. You may redeem some or all of your shares on any day the NYSE is open for regular session trading. The Fund ordinarily pays redemption proceeds on the business day following the redemption of your shares. However, the Fund reserves the right to make payment within seven days of the redemption request. Redemption proceeds will be sent to you via check to your address of record or will be wired to your bank via the instructions on your account.

TAX INFORMATION

The Limited Maturity Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Limited Maturity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 15

City National Rochdale Government Bond Fund

INVESTMENT GOAL

The City National Rochdale Government Bond Fund (the “Government Bond Fund” or the “Fund”) seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing primarily in U.S. Government securities.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Government Bond Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Servicing Class		Class N
Management Fees		0.43%		0.43%		0.43%
Distribution (12b-1) Fee		None		None		0.25%
Other Expenses
Shareholder Servicing Fee	None		0.25%		0.25%
Other Fund Expenses(1)	0.14%		0.14%		0.14%
Total Other Expenses		0.14%		0.39%		0.39%
Total Annual Fund Operating Expenses		0.57%		0.82%		1.07%

(1)
“Other Fund Expenses” are based on estimated amounts for the current fiscal year and reflect the re-allocation of certain trust-level expenses pursuant to a new methodology effective with the Fund’s fiscal year beginning on October 1, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Government Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Government Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$58	$183	$318	$714
Servicing Class	$84	$262	$455	$1,014
Class N	$109	$340	$590	$1,306

PORTFOLIO TURNOVER

The Government Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

CITY NATIONAL ROCHDALE FUNDS | PAGE 16

PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the Government Bond Fund’s net assets (including borrowings for investment purposes) consists of U.S. Government securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may also purchase prime quality, conforming mortgage-backed securities issued by the U.S. Government or Fannie Mae (formerly known as the Federal National Mortgage Association), the Federal Home Loan Bank (“FHLB”), Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation) or the Government National Mortgage Association (“Ginnie Mae”) whose maturity and duration are consistent with an intermediate term strategy. The Fund typically invests in securities rated investment-grade by Standard & Poor’s Ratings Services, Moody’s Investors Services and/or Fitch Ratings, or unrated securities considered to be of equivalent quality by City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser.

The Adviser actively manages the average duration of the Fund’s portfolio in accordance with its expectations of interest rate changes as driven by economic trends. The average duration of the Fund’s portfolio typically ranges from two to six years, but may vary due to unusually large purchases or redemptions of the Fund’s shares. The Government Bond Fund may also invest in the shares of money market mutual funds the investments of which are consistent with those of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Government Bond Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Government-Sponsored Entities – The Fund invests in securities issued by government-sponsored entities which may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time.

Prepayments – As a general rule, prepayments of principal of loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed or other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CITY NATIONAL ROCHDALE FUNDS | PAGE 17

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Government Bond Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

This bar chart shows the performance of the Government Bond Fund’s Servicing Class (formerly designated as Institutional Class) shares based on a calendar year.

Best Quarter 2.45% Q3 2007	Worst Quarter -1.39% Q2 2004

This table shows the average annual total returns of each class of the Government Bond Fund for the periods ended December 31, 2013. The table also shows how the Fund’s performance compares with the returns of indices comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2013)	One Year	Five Years	Ten Years
Servicing Class
Return Before Taxes	-1.28%	1.79%	2.68%
Return After Taxes on Distributions	-1.66%	1.10%	1.68%
Return After Taxes on Distributions and Sale of Fund Shares	-0.72%	1.13%	1.71%
Class N
Return Before Taxes	-1.52%	1.53%	2.41%
Institutional Class(1)
Return Before Taxes	-1.12%	1.88%	2.73%
Barclays U.S. 1-5 Year Government Bond Index (Reflects no deduction for fees, expenses or taxes)	-0.12%	1.71%	3.15%

(1)	The Institutional Class commenced operations on February 1, 2012. The returns shown for the Institutional Class prior to that date are the returns of the Fund’s Servicing Class.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Servicing Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares and Institutional Class shares will vary from the after-tax returns shown above for Servicing Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER

City National Rochdale, LLC

PORTFOLIO MANAGERS

Paul C. Single and Robert Harder are primarily responsible for the day-to-day management of the Fund and have served as portfolio managers for the Government Bond Fund since 2003 and June 2010, respectively.

CITY NATIONAL ROCHDALE FUNDS | PAGE 18

PURCHASE AND SALE OF FUND SHARES

Institutional Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the minimum initial investment requirement of $1,000,000, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. There is no minimum for subsequent investments in Institutional Class shares. The Fund reserves the right to change the minimum amount required to open an account without prior notice. The Fund may accept investments of smaller amounts at its discretion. There are no minimum purchase or minimum shareholder account balance requirements for Servicing Class or Class N shares; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Government Bond Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Government Bond Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Government Bond Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 19

City National Rochdale Corporate Bond Fund

INVESTMENT GOAL

The City National Rochdale Corporate Bond Fund (the “Corporate Bond Fund” or the “Fund”) seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing in a diversified portfolio of fixed income securities.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Corporate Bond Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Servicing Class		Class N
Management Fees		0.40%		0.40%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%		0.25%
Other Fund Expenses(1)	0.17%		0.17%
Total Other Expenses		0.42%		0.42%
Acquired Fund Fees and Expenses		0.01%		0.01%
Total Annual Fund Operating Expenses		0.83%		1.08%

(1)
“Other Fund Expenses” are based on estimated amounts for the current fiscal year and reflect the re-allocation of certain trust-level expenses pursuant to a new methodology effective with the Fund’s fiscal year beginning on October 1, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Corporate Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Corporate Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Servicing Class	$85	$265	$460	$1,025
Class N	$110	$343	$595	$1,317

PORTFOLIO TURNOVER

The Corporate Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

CITY NATIONAL ROCHDALE FUNDS | PAGE 20

PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the Corporate Bond Fund’s net assets (including borrowings for investment purposes) consists of investment grade corporate notes, bonds and debentures that are nationally traded and corporate issues of domestic and international companies (including emerging market companies) denominated in U.S. dollars. The Fund may also purchase mortgage-backed and asset-backed instruments whose maturities and durations are consistent with an intermediate term strategy.

City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, actively manages the average duration of the portfolio in accordance with its expectations of interest rate changes as driven by economic trends. The average duration of the Fund’s portfolio typically ranges from two to six years, but may vary due to unusually large purchases or redemptions of the Fund’s shares.

The Adviser typically invests in corporate issues with a minimum credit rating from Moody’s Investors Service or Standard & Poor’s Ratings Services of Baa or BBB, mortgage-backed and asset-backed instruments with a minimum rating of Aa or AA and corporate commercial paper issued by issuers with a minimum credit rating of P1 or A1. The Fund may retain a security after it has been downgraded to any rating below the minimum credit rating if the Adviser determines that doing so is in the best interests of the Fund. The Fund may also invest in the shares of money market mutual funds the investments of which are consistent with those of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Corporate Bond Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time.

Prepayments – As a general rule, prepayments of principal of loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed or other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Foreign Securities – Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., changes in currency rates and exchange control regulations, unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income). There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

Emerging Market Securities – Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries. Emerging market countries may have government exchange controls, more volatile currency exchange rates, less market regulation, and less developed securities markets and legal systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and economic conditions of their trading partners.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

CITY NATIONAL ROCHDALE FUNDS | PAGE 21

Underlying Funds – To the extent the Fund invests in other funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment goal depends in part upon the ability of the underlying funds to achieve their investment goals. The underlying funds may not achieve their investment goals. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Corporate Bond Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

This bar chart shows the performance of the Corporate Bond Fund’s Servicing Class (formerly designated as Institutional Class) shares based on a calendar year.

Best Quarter 4.40% Q2 2009	Worst Quarter -2.84% Q3 2008

This table shows the average annual total returns of each class of the Corporate Bond Fund for the periods ended December 31, 2013. The table also shows how the Fund’s performance compares with the returns of indices comprised of companies similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2013)	One Year	Five Years	Ten Years
Servicing Class
Return Before Taxes	0.61%	4.41%	3.66%
Return After Taxes on Distributions	-0.29%	3.33%	2.38%
Return After Taxes on Distributions and Sale of Fund Shares	0.48%	3.06%	2.38%
Class N
Return Before Taxes	0.36%	4.15%	3.40%
Barclays U.S. Corporate 1-5 A3 or Higher, 2% Issuer Constrained Index (Reflects no deduction for fees, expenses or taxes)	0.83%	5.35%	3.97%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Servicing Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Servicing Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER

City National Rochdale, LLC

CITY NATIONAL ROCHDALE FUNDS | PAGE 22

PORTFOLIO MANAGERS

William C. Miller and Robert Harder are primarily responsible for the day-to-day management of the Fund and have served as portfolio managers for the Corporate Bond Fund since 2001 and June 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. The Corporate Bond Fund has no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Corporate Bond Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Corporate Bond Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Corporate Bond Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 23

City National Rochdale California Tax Exempt Bond Fund

INVESTMENT GOAL

The City National Rochdale California Tax Exempt Bond Fund (the “California Tax Exempt Bond Fund” or the “Fund”) seeks to provide current income exempt from federal and California state income tax (as the primary component of a total return strategy) by investing primarily in California municipal bonds.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the California Tax Exempt Bond Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Servicing Class		Class N
Management Fees		0.27%		0.27%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%		0.25%
Other Fund Expenses(1)	0.25%		0.25%
Total Other Expenses		0.50%		0.50%
Total Annual Fund Operating Expenses		0.77%		1.02%

(1)
“Other Fund Expenses” are based on estimated amounts for the current fiscal year and reflect the re-allocation of certain trust-level expenses pursuant to a new methodology effective with the Fund’s fiscal year beginning on October 1, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the California Tax Exempt Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the California Tax Exempt Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Servicing Class	$79	$246	$428	$954
Class N	$104	$325	$563	$1,248

PORTFOLIO TURNOVER

The California Tax Exempt Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

CITY NATIONAL ROCHDALE FUNDS | PAGE 24

PRINCIPAL INVESTMENT STRATEGIES

The California Tax Exempt Bond Fund invests at least 80% of its net assets (including borrowings for investment purposes) in intermediate-term, high quality municipal bonds and notes, the interest from which is expected to be exempt from federal and California state personal income taxes. This policy may not be changed without shareholder approval. The municipal bond obligations in which the Fund invests consist of general obligation bonds, revenue bonds, notes and obligations issued by the State of California and its agencies and by various counties, cities and regional or special districts in California. The Fund may also invest in short-term tax exempt commercial paper, floating rate notes or shares of money market mutual funds whose objectives are consistent with the Fund’s objectives (i.e., money market funds that invest primarily in securities the interest from which is expected to be exempt from federal and California state personal income taxes).

City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, actively manages the average duration of the Fund’s portfolio in accordance with its expectations of interest rate changes as driven by economic trends. The average duration of the Fund’s portfolio typically ranges from three to eight years, but may vary due to unusually large purchases or redemptions of the Fund’s shares. The Fund typically invests in issues with a minimum credit rating from Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Ratings Services (“Standard & Poor’s”) of Baa or BBB, issues carrying credit enhancements such as insurance by the major bond insurance companies with an underlying minimum credit rating of Baa or BBB, and short term notes with a rating from Moody’s of MIG1 or VMIG1 or from Standard & Poor’s of SP1 or A1. The Fund may retain a security after it has been downgraded to any rating below the minimum credit rating if the Adviser determines that doing so is in the best interests of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the California Tax Exempt Bond Fund nor City National Rochdale can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

California Risk Factors – The Fund may be subject to greater risks than other tax exempt bond funds that are diversified across issuers located in a number of states. The Fund is vulnerable to adverse economic, political or other events that may lessen the ability of California municipal securities issuers to pay interest and principal on their securities. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, seismic or other natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of California municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of California municipal issuers may also reduce the value of the Fund’s holdings.

Municipal Obligations – U.S. state and local governments issuing municipal securities held by the Fund rely on taxes and revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. The payment of principal and interest on these obligations may be adversely affected by a variety of factors at the state or local level, including poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems.

Taxes – Although one of the Fund’s goals is to provide income exempt from federal and California state personal income taxes, some of its income may be subject to the federal alternative minimum tax. If certain types of investments the Fund buys as tax-exempt are later ruled to be taxable, a portion of the Fund’s income could become taxable.

Underlying Funds – To the extent the Fund invests in other funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment goal depends in part upon the ability of the underlying funds to achieve their investment goals. The underlying funds may not achieve their investment goals. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.

Non-Diversification – The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to adverse events affecting those issuers and may experience increased volatility.

CITY NATIONAL ROCHDALE FUNDS | PAGE 25

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in municipal obligations of issuers in states other than California or in cash or cash equivalents (including taxable money market securities). During such a period, the Fund may not achieve its investment goals. If the Fund makes defensive investments, it may generate taxable income.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the California Tax Exempt Bond Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

This bar chart shows the performance of the California Tax Exempt Bond Fund’s Servicing Class (formerly designated as Institutional Class) shares based on a calendar year.

Best Quarter 4.45% Q3 2009	Worst Quarter -1.85% Q2 2004

This table shows the average annual total returns of each class of the California Tax Exempt Bond Fund for the periods ended December 31, 2013. The table also shows how the Fund’s performance compares with the returns of an index comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2013)	One Year	Five Years	Ten Years
Servicing Class
Return Before Taxes	0.09%	3.55%	3.12%
Return After Taxes on Distributions	0.05%	3.47%	3.06%
Return After Taxes on Distributions and Sale of Fund Shares	0.86%	3.36%	3.05%
Class N
Return Before Taxes	-0.16%	3.30%	2.85%
Barclays CA Intermediate-Short Municipal Index (Reflects no deduction for fees, expenses or taxes)	0.63%	4.14%	3.82%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Servicing Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Servicing Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

CITY NATIONAL ROCHDALE FUNDS | PAGE 26

INVESTMENT MANAGER

City National Rochdale, LLC

PORTFOLIO MANAGERS

Gregory Kaplan and Kathleen Meyer are primarily responsible for the day-to-day management of the Fund and have served as portfolio managers for the California Tax Exempt Bond Fund since November 2009 and June 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. The California Tax Exempt Bond Fund has no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the California Tax Exempt Bond Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The California Tax Exempt Bond Fund intends to distribute income that is exempt from regular federal and California state income taxes. A portion of the Fund’s distributions may be subject to such taxes or to the federal alternative minimum tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the California Tax Exempt Bond Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 27

City National Rochdale Municipal High Income Fund

INVESTMENT GOAL

The City National Rochdale Municipal High Income Fund (the “Muni High Income Fund” or the “Fund”) seeks to provide a high level of current income that is not subject to federal income tax.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Muni High Income Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Servicing Class		Class N
Management Fees		0.45%		0.45%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%		0.25%
Other Fund Expenses(1)	0.35%		0.35%
Total Other Expenses		0.60%		0.60%
Total Annual Fund Operating Expenses		1.05%		1.30%

(1)	“Other Fund Expenses” are based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Muni High Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Muni High Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Servicing Class	$107	$334
Class N	$132	$412

PORTFOLIO TURNOVER

The Muni High Income Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Muni High Income Fund invests at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio of tax-exempt municipal bonds. Municipal bonds are obligations the interest on which is excludable from gross income for federal income tax purposes, although a significant portion of such interest may be a tax preference item (“Tax Preference Item”) for purposes of the federal alternative minimum tax (“AMT”).

The Fund typically invests in medium- and lower-quality bonds, which are bonds that are rated BBB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”), are comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are determined by the Fund’s sub-adviser to be of comparable quality. The Fund’s typical investments include non-investment grade debt securities (commonly called junk bonds), which are rated BB+ or lower by Standard & Poor’s, comparably rated by another NRSRO or, if unrated, determined by the sub-adviser to be of comparable quality. The Fund may invest an unlimited amount of its total

CITY NATIONAL ROCHDALE FUNDS | PAGE 28

assets in non-investment grade debt securities. Although the Fund’s sub-adviser considers credit ratings in selecting investments for the Fund, the sub-adviser basis its investment decision for a particular instrument primarily on its own credit analysis and not on an NRSRO’s credit rating.

The Fund may invest in higher quality municipal bonds at times when yield spreads are narrow and the Fund’s sub-adviser believes that the higher yields do not justify the increased risk, or when, in the opinion of the sub-adviser, there is a lack of medium- and lower-quality bonds in which to invest.

The sub-adviser’s view on interest rates largely determines the desired duration of the Fund’s holdings and how the sub-adviser structures the portfolio to achieve a duration target. The average duration of the Fund’s portfolio typically ranges from five to 12 years, but may vary due to unusually large purchases or redemptions of the Fund’s shares. In current market conditions, the Fund invests substantially in municipal bonds with remaining maturities of ten to 30 years.

In selecting investments for the Fund the sub-adviser typically conducts a macro-economic analysis, and it may consider a number of factors including the security’s current coupon; the maturity, relative value and market yield of the security; the creditworthiness of the particular issuer or of the private company involved; the sector in which the issuer operates; the structure of the security, including whether it has a call feature; and the state in which the issuer is located.

The Fund primarily invests in revenue bonds, which are payable only from specific sources, such as the revenue from a particular project, a special tax, lease payments and/or appropriated funds. Revenue bonds include certain private activity bonds (“PABs”), which finance privately operated facilities. The Fund may invest significantly in PABs in general; in revenue bonds payable from revenues derived from similar projects, such as those in the health care, life care, education and special tax sectors; and in municipal bonds of issuers located in the same geographic area.

Generally, in determining whether to sell a security, the sub-adviser uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desirable investment for the Fund, including consideration of the security’s current credit quality. The sub-adviser may also sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. The Muni High Income Fund, City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, and the sub-adviser cannot guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Prepayment or Call Risk – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund also may lose any premium it paid on the security.

High Yield (“Junk”) Bonds – High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

Municipal Obligations – U.S. state and local governments issuing municipal securities held by the Fund rely on revenues including taxes and revenues from public and private projects to pay interest and principal on municipal debt. The payment of principal and interest on these obligations may be adversely affected by a variety of factors at the state or local level, including poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems.

Private Activity Bonds – Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

CITY NATIONAL ROCHDALE FUNDS | PAGE 29

Taxes – Although the Fund seeks to provide income exempt from federal income taxes, the Fund may invest in municipal bonds the interest on which (and, therefore, Fund dividends attributable to such interest) is a Tax Preference Item. If a Fund shareholder’s AMT liability increases as a result, that would reduce the Fund’s after-tax return to the shareholder. In addition, if certain types of investments the Fund buys as tax-exempt are later determined by the Internal Revenue Service to be taxable, a portion of the Fund’s income could become taxable.

Liquidity – High-yield bonds and lower rated securities may experience illiquidity, particularly during certain periods of financial or economic distress, causing the value of the Fund’s investments to decline. It may be more difficult for the Fund to sell its investments when illiquid or the Fund may receive less than it expects to receive if the security were sold. Additionally, one or more of the instruments in which the Fund invests may be permanently illiquid in nature and market prices for these instruments are unlikely to be readily available at any time. In the absence of readily available market prices or, as may be the case for certain illiquid asset-backed investments, the absence of any pricing service or observable pricing inputs, the valuation process will depend on the evaluation of factors such as prevailing interest rates, creditworthiness of the issuer, the relative value of the cash flows represented by the underlying assets and other factors. The sales price the Fund may receive for an illiquid security may differ from the Fund’s valuation of the illiquid security.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Management – The Fund’s performance depends on the sub-adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

PERFORMANCE

The Muni High Income Fund commenced operations December 30, 2013, and therefore it does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

INVESTMENT MANAGER

City National Rochdale, LLC

SUB-ADVISER

Waddell & Reed Investment Management Company (“Waddell & Reed”)

PORTFOLIO MANAGER

Michael J. Walls of Waddell & Reed is primarily responsible for the day-to-day management of the Fund and has served as the portfolio manager of the Muni High Income Fund since December 2013.

PURCHASE AND SALE OF FUND SHARES

The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts. The Muni High Income Fund has no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Muni High Income Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Muni High Income Fund intends to make distributions that may be taxed as ordinary income or capital gains.

CITY NATIONAL ROCHDALE FUNDS | PAGE 30

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Muni High Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 31

City National Rochdale High Yield Bond Fund

INVESTMENT GOAL

The City National Rochdale High Yield Bond Fund (the “High Yield Bond Fund” or the “Fund”) seeks to maximize total return by investing primarily in fixed income securities rated below investment grade (i.e., “junk bonds”).

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the High Yield Bond Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Servicing Class		Class N
Management Fees		0.60%		0.60%		0.60%
Distribution (12b-1) Fee		None		None		0.25%
Other Expenses
Shareholder Servicing Fee	None		0.25%		0.25%
Other Fund Expenses(1)	0.14%		0.14%		0.14%
Total Other Expenses		0.14%		0.39%		0.39%
Acquired Fund Fees and Expenses		0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses		0.75%		1.00%		1.25%

(1)
“Other Fund Expenses” are based on estimated amounts for the current fiscal year and reflect the re-allocation of certain trust-level expenses pursuant to a new methodology effective with the Fund’s fiscal year beginning on October 1, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the High Yield Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the High Yield Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$77	$240	$417	$930
Servicing Class	$102	$318	$552	$1,225
Class N	$127	$397	$686	$1,511

PORTFOLIO TURNOVER

The High Yield Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the High Yield Bond Fund’s net assets (including borrowings for investment purposes) consists of fixed income securities rated below investment grade (commonly referred to as “junk bonds”). In particular, the Fund invests in corporate bonds and debentures, convertible securities (securities that may be exchanged, at the option of the holder, for equity securities), preferred securities, zero coupon obligations and debt securities that are issued by U.S. and foreign governments. The Fund’s sub-adviser seeks to invest in securities that offer a high current yield as well as total return potential. In an effort to control risks, the sub-adviser purchases investments diversified across issuers and industries. The average maturity of the Fund’s investments varies, and there is no limit on the maturity of any security held by the

CITY NATIONAL ROCHDALE FUNDS | PAGE 32

Fund. The Fund invests in fixed income securities rated at least CCC by Standard & Poor’s Ratings Services or Caa2 by Moody’s Investors Service at the time of investment, or, if unrated determined by the Fund’s investment adviser, City National Rochdale, LLC (the “Adviser”), or sub-adviser to be of comparable quality. The Fund may retain a security after it has been downgraded to any rating below the minimum credit rating if the Adviser or sub-adviser determines that doing so is in the best interests of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. None of the High Yield Bond Fund, the Adviser, and the Fund’s sub-adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Interest Rate Risk of Preferred Securities – Like fixed income securities, preferred stock generally decreases in value if interest rates rise and increases in value if interest rates fall.

Convertible Securities – Convertible securities tend to be subordinate to other debt securities issued by the same issuer. Also, issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities generally provide yields higher than the underlying stocks, but generally lower than comparable non-convertible securities.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time.

High Yield (“Junk”) Bonds – High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

Prepayments – As a general rule, prepayments of the principal of the loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed or other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

Liquidity – High-yield bonds and lower rated securities may experience illiquidity, particularly during certain periods of financial or economic distress, causing the value of the Fund’s investments to decline. It may be more difficult for the Fund to sell its investments when illiquid or the Fund may receive less than it expects to receive if the security were sold. Additionally, one or more of the instruments in which the Fund invests may be permanently illiquid in nature and market prices for these instruments are unlikely to be readily available at any time. In the absence of readily available market prices or, as may be the case for certain illiquid asset-backed investments, the absence of any pricing service or observable pricing inputs, the valuation process will depend on the evaluation of factors such as prevailing interest rates, creditworthiness of the issuer, the relative value of the cash flows represented by the underlying assets and other factors. The sales price the Fund may receive for an illiquid security may differ from the Fund’s valuation of the illiquid security.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Foreign Securities – Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., changes in currency rates and exchange control regulations, unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income). There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

CITY NATIONAL ROCHDALE FUNDS | PAGE 33

Management – The Fund’s performance depends on the Adviser’s and sub-adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Underlying Funds – To the extent the Fund invests in other funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment goal depends in part upon the ability of the underlying funds to achieve their investment goals. The underlying funds may not achieve their investment goals. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the High Yield Bond Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

This bar chart shows the performance of the High Yield Bond Fund’s Servicing Class (formerly designated as Institutional Class) shares based on a calendar year.

Best Quarter 18.73% Q2 2009	Worst Quarter -19.69% Q4 2008

This table shows the average annual total returns of each class of the High Yield Bond Fund for the periods ended December 31, 2013. The table also shows how the Fund’s performance compares with the returns of an index comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2013)	One Year	Five Years	Ten Years
Servicing Class
Return Before Taxes	7.09%	17.80%	7.73%
Return After Taxes on Distributions	4.11%	14.41%	4.69%
Return After Taxes on Distributions and Sale of Fund Shares	4.01%	12.85%	4.74%
Class N
Return Before Taxes	6.70%	17.46%	7.42%
Institutional Class(1)
Return Before Taxes	7.36%	17.94%	7.79%
Citigroup High Yield Market Capped Index (Reflects no deduction for fees, expenses or taxes)	7.18%	17.99%	8.09%

(1)	The Institutional Class commenced operations on February 2, 2012. The returns shown for the Institutional Class prior to that date are the returns of the Fund’s Servicing Class.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of the Servicing Class shares does not reflect the Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares and Institutional Class shares will vary from the after-tax returns shown above for Servicing Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

CITY NATIONAL ROCHDALE FUNDS | PAGE 34

INVESTMENT MANAGER

City National Rochdale, LLC

SUB-ADVISER

Guggenheim Partners Investment Management, LLC (“Guggenheim”)

PORTFOLIO MANAGERS

Jeffrey Abrams and Kevin Gundersen, CFA of Guggenheim are primarily responsible for the day-to-day management of the Fund and have served as portfolio managers of the High Yield Bond Fund since November 2011.

PURCHASE AND SALE OF FUND SHARES

Institutional Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the minimum initial investment requirement of $1,000,000, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. There is no minimum for subsequent investments in Institutional Class shares. The Fund reserves the right to change the minimum amount required to open an account without prior notice. The Fund may accept investments of smaller amounts at its discretion. There are no minimum purchase or minimum shareholder account balance requirements for Servicing Class or Class N shares; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the High Yield Bond Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The High Yield Bond Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the High Yield Bond Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 35

City National Rochdale Intermediate Fixed Income Fund

INVESTMENT GOAL

The City National Rochdale Intermediate Fixed Income Fund (the “Intermediate Fixed Income Fund” or the “Fund”) seeks current income and, to the extent consistent with this goal, capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Intermediate Fixed Income Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Class N
Management Fees		0.40%		0.40%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	None		0.25%
Other Fund Expenses(1)	0.16%(2)		0.16%
Total Other Expenses		0.16%		0.41%
Total Annual Fund Operating Expenses		0.56%		1.06%

(1)
“Other Fund Expenses” are based on estimated amounts for the current fiscal year and reflect the re-allocation of certain trust-level expenses pursuant to a new methodology effective with the Fund’s fiscal year beginning on October 1, 2013.

(2)	The Institutional Class commenced operations on December 21, 2013. “Other Fund Expenses” for Institutional Class shares are estimated based on the amount for Class N shares.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Intermediate Fixed Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$57	$179	$313	$701
Class N	$108	$337	$585	$1,294

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the portfolio turnover rate of the Fund was 21% of the average value of its portfolio.

CITY NATIONAL ROCHDALE FUNDS | PAGE 36

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Intermediate Fixed Income Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities. The Fund’s investments in fixed income securities consist primarily of fixed rate and variable rate corporate debt obligations, debt obligations of the U.S. Government and its agencies, bank obligations, commercial paper, repurchase agreements and Eurodollar obligations. In investing its assets the Fund seeks to purchase debt obligations of corporate and government issuers that provide an attractive rate of current income or provide for an attractive return based on the maturity, duration, and credit quality of the issuer relative to comparable issuers included in the Barclays Intermediate U.S. Government/Credit Bond Index. The Fund also invests in bank loans, agency and non-agency mortgage-backed securities. The Fund may invest more than 7.5% of its assets in obligations of the U.S. Government or any one of its agencies or of any corporate issuer, provided that the issuer has been rated at least an investment grade of A- by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or A3 by Moody’s Investors Service, Inc. (“Moody’s”).

Under normal market conditions, the Fund’s assets will principally be invested in investment grade fixed-income securities (i.e., obligations rated BBB- or better by Standard & Poor’s or Baa3 or better by Moody’s, or if unrated, determined by City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, to be of equal quality). The Fund may also invest a portion of its assets in fixed-income securities rated below investment grade (commonly known as “junk” bonds). The Fund may retain a security after it has been downgraded below the minimum credit rating if the Adviser determines that doing so is in the best interests of the Fund. The Adviser expects that the average credit quality of the Fund will be BBB or higher.

The Fund seeks to have an average portfolio maturity and duration between three and ten years, as such debt obligations generally pay a higher rate of current income than shorter maturity debt obligations. The Adviser expects the Fund to maintain a dollar-weighted average maturity and average duration similar to those of the Barclays Intermediate U.S. Government/Credit Bond Index (which are 4.5 and 3.84, respectively, as of December 31, 2013) but may position the Fund’s portfolio to be longer or shorter based on the Adviser’s outlook with respect to interest rates.

The Fund may continue to own a security as long as the dividend or interest yields satisfy the Fund’s objectives, the credit quality meets the Adviser’s fundamental criteria and the Adviser believes valuation is attractive and industry trends remain favorable. However, the Fund may sell a security to obtain capital appreciation if the security increases in value as a result of declines in market interest rates or improvements in the creditworthiness of the issuer.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Intermediate Fixed Income Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Prepayments – As a general rule, prepayments of principal of loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed or other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

CITY NATIONAL ROCHDALE FUNDS | PAGE 37

Liquidity – Bank loans, high-yield bonds, floating rate securities and lower rated securities may experience illiquidity, particularly during certain periods of financial or economic distress, causing the value of the Fund’s investments to decline. It may be more difficult for the Fund to sell its investments when illiquid or the Fund may receive less than it expects to receive if the security were sold. Additionally, one or more of the instruments in which the Fund invests may be permanently illiquid in nature and market prices for these instruments are unlikely to be readily available at any time. In the absence of readily available market prices or, as may be the case for certain illiquid asset-backed investments, the absence of any pricing service or observable pricing inputs, the valuation process will depend on the evaluation of factors such as prevailing interest rates, creditworthiness of the issuer, the relative value of the cash flows represented by the underlying assets and other factors. The sales price the Fund may receive for an illiquid security may differ from the Fund’s valuation of the illiquid security.

High Yield (“Junk”) Bonds – High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

Bank Loans – Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result bank loans may have relatively less liquidity than other types of fixed income assets, and the Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The Rochdale Intermediate Fixed Income Portfolio commenced operations on December 31, 1999, as a series of Rochdale Investment Trust, a Delaware statutory trust (the “Predecessor Fund”). The Fund commenced operations on March 29, 2013, and offered shares of the Fund for public sale on April 1, 2013, after the reorganization of the Predecessor Fund into the Fund. The Intermediate Fixed Income Fund has adopted an investment objective and investment strategies and policies identical to those of the Predecessor Fund.

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Intermediate Fixed Income Fund by showing the changes in the Fund’s performance for the indicated periods. Of course, the Fund’s past performance does not necessarily indicate how the Intermediate Fixed Income Fund will perform in the future. Updated performance is available by calling 1-800-245-9888.

In the bar chart and the performance table, the performance results prior to March 29, 2013, are for the Predecessor Fund. Institutional Class shares and Class N shares of the Intermediate Fixed Income Fund and the Predecessor Fund shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions. This bar chart shows the performance of the Intermediate Fixed Income Fund’s Class N shares based on a calendar year.

Highest 3.60% Q3 2009	Lowest -4.07% Q3 2008

CITY NATIONAL ROCHDALE FUNDS | PAGE 38

This table shows the average annual total returns of each class of the Intermediate Fixed Income Fund for the periods ended December 31, 2013. The table also shows how the Fund’s performance compares with the returns of indexes comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2013)	One Year	Five Years	Ten Years
Class N(1)
Return Before Taxes	-0.53%	4.58%	3.61%
Return After Taxes on Distributions	-1.80%	3.24%	2.18%
Return After Taxes on Distributions and Sale of Fund Shares	-0.30%	3.04%	2.25%
Institutional Class(2)
Return Before Taxes	-0.53%	4.58%	3.61%
Barclays Intermediate U.S. Government/Credit Bond Index (Reflects no deduction for fees, expenses or taxes)	-0.86%	3.96%	4.09%

(1)	Performance shown for periods prior to March 29, 2013 reflects that of the Predecessor Fund’s Class N shares.

(2)
Institutional Class shares of the Fund commenced operations on December 21, 2013. Performance shown for periods between March 29, 2013 and December 21, 2013 reflect the performance of the Class N shares of the Fund. Performance shown for periods prior to March 29, 2013 reflect the performance of the Predecessor Fund’s Class N shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER

City National Rochdale, LLC

PORTFOLIO MANAGERS

William C. Miller, Jr., Senior Vice President and Director – Fixed Income Investments of the Adviser, and Paul C. Single, Senior Vice President and Director – Fixed Income Investments of the Adviser, have served as portfolio managers for the Fund since April 2013.

PURCHASE AND SALE OF FUND SHARES

Shares of the Intermediate Fixed Income Fund may be purchased, redeemed or exchanged through the Fund’s transfer agent or through an approved broker-dealer or other financial institution (each an “Authorized Institution”). Institutional Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the minimum initial investment requirement of $1,000,000, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. There is no minimum for subsequent investments in Institutional Class shares. The Fund may accept smaller amounts at its discretion. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. There are no minimum purchase or minimum shareholder account balance requirements for Class N shares of the Fund; however, you will have to comply with any purchase and account balance minimums of your Authorized Institution. The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Intermediate Fixed Income Fund are redeemable on any day that the NYSE is open for business. Contact the Fund’s transfer agent at 1-866-209-1967 or your Authorized Institution for instructions on how you may redeem or exchange shares of the Fund. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

CITY NATIONAL ROCHDALE FUNDS | PAGE 39

TAX INFORMATION

The Intermediate Fixed Income Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Intermediate Fixed Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 40

City National Rochdale Fixed Income Opportunities Fund

INVESTMENT GOAL

The City National Rochdale Fixed Income Opportunities Fund (the “Fixed Income Opportunities Fund” or the “Fund”) seeks a high level of current income.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Fixed Income Opportunities Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N
Management Fees		0.50%
Distribution (12b-1) Fee		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%
Other Fund Expenses(1)	0.10%
Total Other Expenses		0.35%
Acquired Fund Fees and Expenses		0.09%
Total Annual Fund Operating Expenses		1.19%

(1)
“Other Fund Expenses” are based on estimated amounts for the current fiscal year and reflect the re-allocation of certain trust-level expenses pursuant to a new methodology effective with the Fund’s fiscal year beginning on October 1, 2013, and include expenses borne by the Fund as the sole shareholder of the Subsidiary (as defined below).

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fixed Income Opportunities Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$121	$378	$654	$1,443

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the portfolio turnover rate of the Fund was 52% of the average value of its portfolio.

CITY NATIONAL ROCHDALE FUNDS | PAGE 41

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in fixed income securities. The Fund will invest in both fixed rate and floating rate fixed income securities and may invest in fixed income securities of any credit rating. The Fund seeks to invest its net assets across a spectrum of income yielding securities and primarily focuses on investments in high yield bonds (commonly known as “junk” bonds) issued by corporate and municipal issuers, in securities issued by corporate issuers, sovereign issuers or quasi-sovereign issuers (i.e., entities that are fully guaranteed, or 100% directly or indirectly owned or controlled, by sovereign entities), in fixed and floating rate loans made to U.S. and foreign borrowers, and in domestic and foreign corporate bonds including asset backed securities and bank loans. The Fund’s foreign investments include investments in companies that are operating principally in emerging market or frontier market countries. The Fund considers a company to be operating principally in an emerging market or frontier market if (i) the company is incorporated or has its principal business activities in an emerging market or frontier market country, respectively; or (ii) the company derives 50% or more of its revenues from, or has 50% or more of its assets in, an emerging market or frontier market country, respectively. The Fund considers a country to be an emerging market country if it has been determined by an international organization, such as the World Bank, to have a low to middle income economy. The Fund considers a country to be a frontier market country if it is included in the MSCI Frontier Markets Index.

The Fund also invests in other income-producing securities consisting of preferred stocks, high dividend paying stocks, securities issued by other investment companies (including exchange traded funds (“ETFs”) and money market funds), and money market instruments. Up to 100% of the Fund’s assets may be held in instruments that are rated below investment grade by either by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”) or in unrated securities determined by City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, or a Fund sub-adviser to be of equal quality. The Fund may invest in income producing securities and other instruments without regard to the maturity of any instrument or the average maturity or duration of the Fund as a whole.

In selecting the Fund’s investments, the Adviser or the relevant sub-adviser analyzes an issuer’s financial condition, business product strength, competitive position and management experience. The Fund may continue to own a security as long as the dividend or interest yields satisfy the Fund’s objective, the credit quality meets the Adviser’s or sub-adviser’s fundamental criteria and the Adviser or sub-adviser believes the valuation is attractive and industry trends remain favorable.

The Fund may also invest up to 15% of its net assets in life insurance policies and interests related thereto purchased through life settlement transactions. The Fund may invest in life insurance policies and related interests directly or through a wholly-owned subsidiary of the Fund organized under the laws of Ireland (the “Subsidiary”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Fixed Income Opportunities Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time.

Market Risk of Equity Securities – By investing directly or indirectly in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole. The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of the issuer may be limited. Preferred stock typically has “preference” over common stock in the payment of distributions and the liquidation of a company’s assets, but is subordinated to bonds and other debt instruments. In addition, preferred stock holders generally do not have voting rights with respect to the issuing company.

Prepayments – As a general rule, prepayments of principal of loans underlying asset-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

CITY NATIONAL ROCHDALE FUNDS | PAGE 42

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of asset-backed and other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

Management – The Fund’s performance depends on the Adviser’s and sub-advisers' skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Sub-Adviser Allocation – The Fund’s performance is affected by the Adviser’s decisions concerning how much of the Fund’s portfolio to allocate for management by each of the Fund’s sub-advisers or to retain for management by the Adviser.

Credit – Changes in the credit quality rating of a security or changes in an issuer’s financial condition can affect the Fund. A default on a security held by the Fund could cause the value of your investment in the Fund to decline. Investments in bank loans and lower rated debt securities involve higher credit risks. There is a relatively higher risk that the issuer of such loans or debt securities will fail to make timely payments of interest or principal, or go bankrupt. Credit risk may be high for the Fund because it invests in lower rated investment quality fixed income securities.

Liquidity – Bank loans, high yield bonds, floating rate securities and lower rated securities may experience illiquidity, particularly during certain periods of financial or economic distress, causing the value of the Fund’s investments to decline. It may be more difficult for the Fund to sell its investments when illiquid or the Fund may receive less than it expects to receive if the security were sold. Additionally, one or more of the instruments in which the Fund invests may be permanently illiquid in nature and market prices for these instruments are unlikely to be readily available at any time. In the absence of readily available market prices or, as is expected to be the case for certain illiquid asset-backed investments, the absence of any pricing service or observable pricing inputs, the valuation process will depend on the evaluation of factors such as prevailing interest rates, creditworthiness of the issuer, the relative value of the cash flows represented by the underlying assets and other factors. The sales price the Fund may receive for an illiquid security may differ from the Fund’s valuation of the illiquid security.

Foreign Securities – Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., changes in currency rates and exchange control regulations, unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income). There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

Emerging MarketsSecurities – Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries. Emerging market countries may have government exchange controls, more volatile currency exchange rates, less market regulation, and less developed securities markets and legal systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and economic conditions of their trading partners.

Frontier Markets Securities – Frontier market countries are a sub-set of emerging market countries the capital markets of which are less developed, generally less liquid and have lower market capitalization than those of the more developed, “traditional” emerging markets but which still demonstrate a relative market openness to and accessibility for foreign investors. Frontier market countries generally have smaller economies and even less developed capital markets with relatively newer and less tested regulatory and legal systems than traditional emerging markets, and, as a result, the risks discussed above with respect to emerging markets are magnified in frontier market countries. Securities issued by borrowers in frontier market countries are often subject to extreme price volatility and illiquidity and effects stemming from government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and relatively new and unsettled securities laws.

Financial Services Firms – The Fund invests in obligations of financial services firms, including those of banks. Changes in economic conditions and government regulations can significantly affect these issuers.

Volatility – Because of the speculative nature of the income securities in which the Fund invests, the Fund may fluctuate in price more than other bond and income funds.

High Yield (“Junk”) Bonds – High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

Bank Loans – The Fund may invest in U.S. and non-U.S. bank loans. Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result bank loans may have relatively less liquidity than other types of fixed income assets, and the Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments.

CITY NATIONAL ROCHDALE FUNDS | PAGE 43

The Fund’s investments in non-U.S. bank loans are subject to additional risks including future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the bank loans held by the Fund.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Underlying Funds – To the extent the Fund invests in other funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment goal depends in part upon the ability of the underlying funds to achieve their investment goals. The underlying funds may not achieve their investment goals. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.

ETFs – ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index or group of indices it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

By investing in the Fund, shareholders indirectly bear fees and expenses charged by the ETFs in which the Fund invests, in addition to the Fund’s direct fees and expenses.

Life Insurance Policies – The Fund may invest in beneficial interests in individual life insurance policies (“Policies”). The Policy owner transfers his or her Policy at a discount to its face value (the amount that is payable upon the death of the insured) in return for an immediate cash settlement. The ultimate purchaser of the Policy (in this case, the Fund) is responsible for premiums payable on the Policy and is entitled to receive the full face value from the insurance company upon the death of the insured. If the Fund is unable to make premium payments on a Policy, the Policy will lapse and the Fund will lose its ownership interest in the Policy. There is currently no established secondary market for Policies, and the Policies are not considered liquid investments by the Fund. If the Fund must sell Policies to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss. In addition, market quotations will not be readily available for the Policies and the Policies will be priced using a fair value methodology adopted by the Trust’s Board. The sales price the Fund could receive for a Policy may differ from the Trust’s valuation of the Policy. There may be a mismatch of cash flows related to the Fund’s investment in Policies (e.g., the Subsidiary may not take in enough new investment and death benefits paid on maturing life settlements to cover premium payments on existing Policies held by the Subsidiary). The longer the insured lives, the lower the Fund’s rate of return on the related Policy will be. The underwriter’s estimate of the insured’s life expectancy may be incorrect. An insurance company may be unable or refuse to pay benefits on a Policy. In addition, the heirs of an insured may challenge the life insurance settlement. Although the Fund intends to only purchase Policies for which the applicable contestability period has expired, it is possible that a Policy may be subject to contest by the insurance company. A Policy is a liability of the issuing life insurance company, and if the life insurance company goes out of business, sufficient funds may not be available to pay that liability.

Tax – To qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must meet certain requirements including requirements regarding the composition of its income. Any income the Fund derives from direct investments in Policies may be considered non-qualifying income and must be limited, along with investments in any other non-qualifying sources, to a maximum of 10% of the Fund’s gross income in any fiscal year. In addition, the Fund may invest in Policies through the Subsidiary. The Fund has not received a private letter ruling from the Internal Revenue Service (the “IRS”) confirming that income from the Subsidiary would be qualifying income for purposes of the Fund’s RIC status. However, the Fund has obtained an opinion of counsel, based on representations from the Fund and the Subsidiary, that actual distributions made to the Fund by the Subsidiary will, more likely than not, be treated as qualifying income. As a result either of direct investments in Policies or investments through the Subsidiary, the Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular fiscal year at levels sufficient to limit its non-qualifying income to 10% of the Fund’s gross income, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. If the Fund fails to meet this 10% requirement, the Fund might not be eligible for treatment as a RIC, in which case it would be subject to federal income tax on its net income at corporate rates. Alternatively, if the Fund fails to meet the 10% requirement, the Fund might be able to pay a tax equal to the amount of the non-qualifying income to the extent it exceeds one-ninth of the Fund’s qualifying income.

Under current IRS guidance, Policy proceeds paid by a U.S. insurance company to a foreign corporation such as the Subsidiary are generally subject to U.S. federal income tax withholding at a 30% rate. The Subsidiary intends to qualify for benefits under the U.S.-Ireland income tax treaty which would include an exemption from such withholding. There is a risk, however, that a U.S. insurance company issuer may not respect the claimed treaty benefits and may withhold the 30% tax on the proceeds paid to the Subsidiary. In such a case, the Subsidiary may be able to obtain a refund from the IRS.

The tax treatment of the Policies and the Fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the Fund’s taxable income or gains and of distributions made by the Fund. Any changes to the U.S.-Ireland tax treaty, U.S. or Ireland law, or the manner in which the treaty and such laws are applied to the Subsidiary or the Fund, may also have an adverse tax effect on the Subsidiary, the Fund and its shareholders.

CITY NATIONAL ROCHDALE FUNDS | PAGE 44

Wholly-Owned Subsidiary – The Fund may invest in Policies by investing in the Subsidiary. The Subsidiary is not an investment company registered under the 1940 Act and, unless otherwise noted in this Prospectus and the Statement of Additional Information, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or Ireland could affect the ability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could negatively affect the Fund and its shareholders. The Subsidiary (unlike the Fund) may invest an unlimited portion of its net assets in Policies. However, the Subsidiary otherwise is subject to the Fund’s investment restrictions and other policies.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goal.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The Rochdale Fixed Income Opportunities Portfolio commenced operations on July 1, 2009, as a series of Rochdale Investment Trust, a Delaware statutory trust (the “Predecessor Fund”). The Fund commenced operations on March 29, 2013 and offered shares of the Fund for public sale on April 1, 2013, after the reorganization of the Predecessor Fund into the Fixed Income Opportunities Fund. The Fixed Income Opportunities Fund has adopted an investment objective and investment strategies and policies substantially similar to those of the Predecessor Fund.

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Fixed Income Opportunities Fund by showing the changes in the Fund’s performance for the indicated periods. Of course, the Fund’s past performance does not necessarily indicate how the Fixed Income Opportunities Fund will perform in the future. Updated performance is available by calling 1-800-245-9888.

In the bar chart and the performance table, the performance results prior to March 29, 2013, are for the Predecessor Fund. Class N shares of the Fixed Income Opportunities Fund and the Predecessor Fund shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions.

This bar chart shows the performance of the Fixed Income Opportunities Fund’s Class N shares based on a calendar year.

Highest 4.96% Q3 2010	Lowest -3.94% Q3 2011

This table shows the average annual total returns of each class of the Fixed Income Opportunities Fund for the periods ended December 31, 2013. The table also shows how the Fund’s performance compares with the returns of indexes comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2013)	One Year	Since Inception (7/1/2009)
Class N(1)
Return Before Taxes	6.46%	8.63%
Return After Taxes on Distributions	3.82%	6.23%
Return After Taxes on Distributions and Sale of Fund Shares	3.71%	5.82%
Credit Suisse Leveraged Loan Index (Reflects no deduction for fees, expenses or taxes)	6.15%	9.14%
Barclays U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	-2.02%	4.50%
Barclays U.S. High Yield Bond Index (Reflects no deduction for fees, expenses or taxes)	7.44%	14.20%

(1)	Performance shown for periods prior to March 29, 2013 reflects that of the Predecessor Fund’s Class N shares.

CITY NATIONAL ROCHDALE FUNDS | PAGE 45

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER

City National Rochdale, LLC

SUB-ADVISERS

Seix Investment Advisors LLC

Federated Investment Management Company

GML Capital LLP

Alcentra Limited

Ashmore Investment Management Limited

All Financial Partners II LLC

PORTFOLIO MANAGERS

Garrett R. D'Alessandro, the Adviser's President and Chief Executive Officer, has served as portfolio manager for the Fund and the Predecessor Fund since the inception of the Predecessor Fund in 2009. Bruce Simon, the Adviser's Chief Investment Officer, has served as portfolio manager for the Fund since April 2013. William C. Miller, Jr., Senior Vice President and Director – Fixed Income Investments of the Adviser, has served as a portfolio manager of the Fund since September 2013. George Goudelias, Senior Portfolio Manager and Head of High Yield Bank Loans and Bonds of Seix Investment Advisors LLC, and Mark E. Durbiano, a Senior Portfolio Manager and Head of the Domestic High Yield Group of Federated Investment Management Company, have each managed a portion of the Fund and Predecessor Fund since the inception of the Predecessor Fund in 2009. Theodore Stohner and Maxim Matveev, Portfolio Managers of GML Capital LLP, have as a team managed a portion of the Fund and the Predecessor Fund since June 2011. Graham Rainbow, European Loan Portfolio Manager of Alcentra Limited, has managed a portion of the Fund since March 2014.  Ashmore Investment Management Limited ("Ashmore") has a collective, team-based approach to investment management and its Investment Committee has as a team managed a portion of the Fund since June 2014.  The members of the Investment Committee are Mark Coombs, Chief Executive Officer of Ashmore, Herbert Saller, Senior Portfolio Manager and Head of External Debt at Ashmore, Ricardo Xavier, Senior Portfolio Manager and Head of Local Currency at Ashmore, and Robin Forrest, Senior Portfolio Manager and Head of Corporate Debt at Ashmore.  Michael Krasnerman, Chief Executive Officer and portfolio manager of All Financial Partners II LLC ("All Financial"), has managed a portion of the Fund since June 2014.

PURCHASE AND SALE OF FUND SHARES

The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Shares of the Fixed Income Opportunities Fund may be purchased, redeemed or exchanged through the Fund’s transfer agent or through an approved broker-dealer or other financial institution (each an “Authorized Institution”). There are no minimum purchase or minimum shareholder account balance requirements for Class N shares of the Fund; however, you will have to comply with any purchase and account balance minimums of your Authorized Institution. The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Fixed Income Opportunities Fund are redeemable on any day that the NYSE is open for business. Contact the Fund’s transfer agent at 1-866-209-1967 or your Authorized Institution for instructions on how you may redeem or exchange shares of the Fund. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Fixed Income Opportunities Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fixed Income Opportunities Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 46

City National Rochdale Multi-Asset Fund

INVESTMENT GOAL

The City National Rochdale Multi-Asset Fund (the “Multi-Asset Fund” or the “Fund”) seeks to generate a positive total return in excess of inflation in a manner consistent with capital preservation in all market environments.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Multi-Asset Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Servicing Class		Class N
Management Fees		0.50%		0.50%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%		0.25%
Other Fund Expenses(1)	0.45%		0.45%
Total Other Expenses		0.70%		0.70%
Acquired Fund Fees and Expenses		0.46%		0.46%
Total Annual Fund Operating Expenses		1.66%		1.91%

(1)
“Other Fund Expenses” are based on estimated amounts for the current fiscal year and reflect the re-allocation of certain trust-level expenses pursuant to a new methodology effective with the Fund’s fiscal year beginning on October 1, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Multi-Asset Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Multi-Asset Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Servicing Class	$169	$523	$902	$1,965
Class N	$194	$600	$1,032	$2,333

PORTFOLIO TURNOVER

The Multi-Asset Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Multi-Asset Fund is a “fund of funds” and pursues its investment objective by investing all or a principal portion of its assets in other mutual funds or exchange-traded funds (“underlying funds”). These underlying funds will include other funds in the City National Rochdale Funds family, like the Corporate Bond Fund, the Government Bond Fund and the High Yield Bond Fund, which are also managed by City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, as well as unaffiliated funds.

The Multi-Asset Fund invests in a diversified portfolio, consisting of direct investments in the following asset classes and investments in underlying funds which invest in these asset classes:

CITY NATIONAL ROCHDALE FUNDS | PAGE 47

•	Common and preferred equity securities of U.S. and foreign companies (including emerging market companies) of all industries, market capitalizations and investment characteristics; and

•
The following types of fixed income securities, which are not limited with respect to maturity (although the average maturity of the Fund’s portfolio of direct investments in fixed income securities typically ranges from two to seven years):

•
Corporate debt securities of U.S. and foreign companies (including emerging market companies) of all ratings (including below-investment grade ratings (commonly referred to as “junk bonds”)), consisting of bonds, notes, convertible securities, mortgage-backed and asset-backed instruments, corporate commercial paper, debentures, convertible and preferred securities and zero coupon obligations;

•	Inflation-indexed bonds issued both by U.S. and foreign governments and corporations;

•	Money market investments;

•	Repurchase agreements with respect to fixed income instruments issued by U.S. and foreign issuers;

•	Debt securities issued by U.S. states or local governments or their subdivisions, agencies, authorities and other government-sponsored enterprises; and

•	Obligations of foreign governments, including governments of emerging market countries, or their subdivisions, agencies and government-sponsored enterprises.

The Multi-Asset Fund invests in these securities and investments in proportions which reflect the Adviser’s judgment regarding the potential returns and risks of each asset class. The Adviser considers a number of factors when making these allocations, including economic conditions and monetary factors, inflation and interest rate levels and trends, investor confidence and technical stock market measures. The Adviser purchases and sells portfolio securities based on a variety of valuation factors, including but not limited to expected return, expected risk, yield and price and earnings multiples, as well as analysis of various economic measures and statistics.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Multi-Asset Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Allocation – The Multi-Asset Fund’s performance depends on the Adviser’s ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund directly or indirectly invests.

Underlying Funds – The risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment goal depends in part upon the ability of the underlying funds to achieve their investment goals. The underlying funds may not achieve their investment goals. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.

Market Risk of Equity Securities – By investing directly or indirectly in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole. The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of the issuer may be limited. Preferred stock typically has “preference” over common stock in the payment of distributions and the liquidation of a company’s assets, but is subordinated to bonds and other debt instruments. In addition, preferred stock holders generally do not have voting rights with respect to the issuing company.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time.

Prepayments – As a general rule, prepayments of principal of loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

CITY NATIONAL ROCHDALE FUNDS | PAGE 48

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed or other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund or an underlying fund invests, that security may become less liquid or may lose value.

Interest Rate Risk of Preferred Securities – Like fixed income securities, preferred stock generally decreases in value if interest rates rise and increases in value if interest rates fall.

High Yield (“Junk”) Bonds – High yield bonds held by the underlying funds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

Liquidity – High-yield bonds and lower rated securities may experience illiquidity, particularly during certain periods of financial or economic distress, causing the value of the Fund’s investments to decline. It may be more difficult for the Fund to sell its investments when illiquid or the Fund may receive less than it expects to receive if the security were sold. Additionally, one or more of the instruments in which the Fund invests may be permanently illiquid in nature and market prices for these instruments are unlikely to be readily available at any time. In the absence of readily available market prices or, as may be the case for certain illiquid asset-backed investments, the absence of any pricing service or observable pricing inputs, the valuation process will depend on the evaluation of factors such as prevailing interest rates, creditworthiness of the issuer, the relative value of the cash flows represented by the underlying assets and other factors. The sales price the Fund may receive for an illiquid security may differ from the Fund’s valuation of the illiquid security.

Municipal Obligations – U.S. state and local governments issuing municipal securities held by the underlying funds rely on taxes and revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. The payment of principal and interest on these obligations may be adversely affected by a variety of factors at the state or local level, including poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems. Foreign government obligations are also subject to similar risks.

Foreign Securities – Foreign investments held by the underlying funds tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., changes in currency rates and exchange control regulations, unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income). There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

Emerging Market Securities – Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries. Emerging market countries may have government exchange controls, more volatile currency exchange rates, less market regulation, and less developed securities markets and legal systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and economic conditions of their trading partners.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund or one or more underlying funds may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with its investment goals.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CITY NATIONAL ROCHDALE FUNDS | PAGE 49

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Multi-Asset Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for 1 and 5 years and since inception. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

This bar chart shows the performance of the Multi-Asset Fund’s Servicing Class shares based on a calendar year.

Best Quarter 9.17% Q3 2010	Worst Quarter -9.81% Q3 2011

This table shows the average annual total returns of each class of the Multi-Asset Fund for the periods ended December 31, 2013. The table also shows how the Fund’s performance compares to various broad-based securities market indexes.

Average Annual Total Returns (for the periods ended December 31, 2013)	One Year	Five Years	Since Inception (10/1/2007)
Servicing Class
Return Before Taxes	7.10%	6.32%	2.01%
Return After Taxes on Distributions	6.55%	5.66%	1.34%
Return After Taxes on Distributions and Sale of Fund Shares	4.17%	4.71%	1.31%
Class N
Return Before Taxes	6.83%	6.05%	1.76%
BofA Merrill Lynch U.S. 3-Month T. Bill Index (Reflects no deduction for fees, expenses or taxes)	0.07%	0.12%	0.59%
40/60 hybrid of the following two indexes: MSCI World Index Barclays Intermediate Government/Credit Bond Index (Reflects no deduction for fees, expenses or taxes)	9.49%	8.64%	4.12%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Servicing Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Servicing Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

CITY NATIONAL ROCHDALE FUNDS | PAGE 50

INVESTMENT MANAGER

City National Rochdale, LLC

PORTFOLIO MANAGERS

Bruce Simon, William C. Miller, Thomas A. Galvin and Fang Q. Zhou are primarily responsible for the day-to-day management of the Fund. Messrs. Simon and Miller have served as portfolio managers for the Fund since February 2011 and the Fund’s inception in October 2007, respectively. Messrs. Galvin and Zhou have served as portfolio managers for the Fund since February 2014.

PURCHASE AND SALE OF FUND SHARES

The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. There is no minimum for subsequent investments in Institutional Class shares. The Fund reserves the right to change the minimum amount required to open an account without prior notice. The Fund may accept investments of smaller amounts at its discretion. There are no minimum purchase or minimum shareholder account balance requirements for Servicing Class or Class N shares; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Multi-Asset Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Multi-Asset Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Multi-Asset Fund intends to make distributions that may be taxed as ordinary income or capital gains. A portion of the Multi-Asset Fund’s distributions may be exempt-interest dividends, which are exempt from regular federal income tax, but exempt-interest dividends may be subject to the federal alternative minimum tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Multi-Asset Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 51

City National Rochdale Dividend & Income Fund

INVESTMENT GOAL

The City National Rochdale Dividend & Income Fund (the “Dividend & Income Fund” or the “Fund”) seeks to provide significant income and, as a secondary focus, long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Dividend & Income Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N
Management Fees		0.50%
Distribution (12b-1) Fee		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%
Other Fund Expenses(1)	0.15%
Total Other Expenses		0.40%
Acquired Fund Fees and Expenses		0.01%
Total Annual Fund Operating Expenses		1.16%

(1)
“Other Fund Expenses” are based on estimated amounts for the current fiscal year and reflect the re-allocation of certain trust-level expenses pursuant to a new methodology effective with the Fund’s fiscal year beginning on October 1, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Dividend & Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$118	$368	$638	$1,409

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the portfolio turnover rate of the Fund was 17% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Dividend & Income Fund invests primarily in income-generating securities, principally comprised of dividend-paying equity securities. Generally, the Fund invests primarily in dividend-paying equity securities, consisting of common stocks, preferred stocks and real estate investment trusts (“REITs”). The Fund seeks to create a portfolio of securities with an income yield greater than the dividend yield of the S&P 500 Index. The Fund may invest in securities of companies of any market capitalization. The Fund’s equity investments consist primarily of securities of U.S. companies.

CITY NATIONAL ROCHDALE FUNDS | PAGE 52

In selecting the Fund’s equity securities, City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, generally seeks companies that pay above-average, stable dividend yields compared to the dividend yield of the S&P 500 Index and have the ability to grow yields over time. The Fund may continue to own a security as long as the dividend or interest yields satisfy the Fund’s objectives, and the Adviser believes the valuation is attractive and industry trends remain favorable.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Dividend & Income Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk of Equity Securities – By investing in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole. The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of the issuer may be limited. Preferred stock typically has “preference” over common stock in the payment of distributions and the liquidation of a company’s assets, but is subordinated to bonds and other debt instruments. In addition, preferred stock holders generally do not have voting rights with respect to the issuing company.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Real Estate Investment Trusts (“REITs”) – REITs’ share prices may decline because of adverse developments affecting the real estate industry, including changes in interest rates. The returns from REITs may trail returns of the overall market. Additionally, it is possible that a REIT will fail to qualify for favorable tax treatment. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses.

Small and Medium-Size Companies – Investments in small-capitalization and mid-capitalization companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. The securities of smaller capitalized companies may have greater price volatility and less liquidity than the securities of larger capitalized companies. The Fund may hold a significant percentage of a company’s outstanding shares and may have to sell them at a discount from quoted prices.

Dividend Tax Treatment – There may be a significant change in legislation or policy affecting taxation on dividends, which may affect the performance of the Fund.

Underlying Funds – To the extent the Fund invests in other funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment goal depends in part upon the ability of the underlying funds to achieve their investment goals. The underlying funds may not achieve their investment goals. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The Rochdale Dividend & Income Portfolio commenced operations on June 1, 1999, as a series of Rochdale Investment Trust, a Delaware statutory trust (the “Predecessor Fund”). The Fund commenced operations on March 29, 2013 and offered shares of the Fund for public sale on April 1, 2013, after the reorganization of the Predecessor Fund into the Dividend & Income Fund. The Dividend & Income Fund has adopted an investment objective and investment strategies and policies identical to those of the Predecessor Fund.

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Dividend & Income Fund by showing the changes in the Fund’s performance for the indicated periods. Of course, the Fund’s past performance does not necessarily indicate how the Dividend & Income Fund will perform in the future. Updated performance is available by calling 1-800-245-9888.

CITY NATIONAL ROCHDALE FUNDS | PAGE 53

In the bar chart and the performance table, the performance results prior to March 29, 2013, are for the Predecessor Fund. Class N shares of the Dividend & Income Fund and the Predecessor Fund shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions.

This bar chart shows the performance of the Dividend & Income Fund’s Class N shares based on a calendar year.

Highest 13.57% Q3 2009	Lowest -16.70% Q4 2008

This table shows the average annual total returns of each class of the Dividend & Income Fund for the periods ended December 31, 2013. The table also shows how the Fund’s performance compares with the returns of indexes comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2013)	One Year	Five Years	Ten Years
Class N(1)
Return Before Taxes	20.76%	14.66%	8.19%
Return After Taxes on Distributions	19.82%	13.18%	6.67%
Return After Taxes on Distributions and Sale of Fund Shares	12.46%	11.14%	5.92%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.40%
60/25/15 hybrid of the following three indexes(2):	15.75%	14.74%	6.56%
Dow Jones US Select Dividend Index BofA ML Core Fixed Rate Preferred Securities Index MSCI US REIT Index (Reflects no deduction for fees, expenses or taxes)
Dow Jones Select Dividend Index (Reflects no deduction for fees, expenses or taxes)	29.06%	16.16%	7.33%

(1)	Performance shown for periods prior to March 29, 2013 reflects that of the Predecessor Fund’s Class N shares.

(2)
Previously, the Fund’s performance was compared to the Dow Jones Select Dividend Index as its secondary benchmark. The Trust has elected to compare the Fund’s performance to a hybrid index consisting of 60% Dow Jones US Selected Dividend Index, 25% BofA ML Core Fixed Rate Preferred Securities Index and 15% MSCI US REIT Index, as the Adviser believes that this is a more appropriate measure for comparison to the Fund’s performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER

City National Rochdale, LLC

PORTFOLIO MANAGERS

David J. Abella, a Senior Portfolio Manager with the Adviser, has served as the portfolio manager for the Fund and the Predecessor Fund since 2003.

CITY NATIONAL ROCHDALE FUNDS | PAGE 54

PURCHASE AND SALE OF FUND SHARES

The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Shares of the Dividend & Income Fund may be purchased, redeemed or exchanged through the Fund’s transfer agent or through an approved broker-dealer or other financial institution (each an “Authorized Institution”). There are no minimum purchase or minimum shareholder account balance requirements for Class N shares of the Fund; however, you will have to comply with any purchase and account balance minimums of your Authorized Institution. The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Dividend & Income Fund are redeemable on any day that the NYSE is open for business. Contact the Fund’s transfer agent at 1-866-209-1967 or your Authorized Institution for instructions on how you may redeem or exchange shares of the Fund. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Dividend & Income Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Dividend & Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 55

City National Rochdale U.S. Core Equity Fund

INVESTMENT GOAL

The City National Rochdale U.S. Core Equity Fund (the “U.S. Core Equity Fund” or the “Fund”) seeks to provide long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the U.S. Core Equity Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Servicing Class		Class N
Management Fees		0.40%		0.40%		0.40%
Distribution (12b-1) Fee		None		None		0.25%
Other Expenses
Shareholder Servicing Fee	None		0.25%		0.25%
Other Fund Expenses(1)	0.15%		0.15%		0.15%
Total Other Expenses		0.15%		0.40%		0.40%
Total Annual Fund Operating Expenses		0.55%		0.80%		1.05%

(1)
“Other Fund Expenses” are based on estimated amounts for the current fiscal year and reflect the re-allocation of certain trust-level expenses pursuant to a new methodology effective with the Fund’s fiscal year beginning on October 1, 2013.

EXAMPLE

This example is intended to help you compare the cost of investing in the U.S. Core Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the U.S. Core Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$56	$176	$307	$689
Servicing Class	$82	$255	$444	$990
Class N	$107	$334	$579	$1,283

PORTFOLIO TURNOVER

The U.S. Core Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the portfolio turnover rate of the Fund was 32% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the U.S. Core Equity Fund’s net assets (including borrowings for investment purposes) consists of common stock of large and middle capitalization corporations domiciled in the United States. For this purpose, City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, considers a large capitalization corporation and a middle capitalization corporation to be a corporation with a market capitalization satisfying Standard & Poor’s Ratings Services (“Standard & Poor’s”) eligibility criteria, at the time of investment, for inclusion in the S&P 500 Index (as of December 31, 2013, $4 billion or greater) and the S&P Midcap 400 Index (as of December 31, 2013, $1 billion to $4.4 billion), respectively.

CITY NATIONAL ROCHDALE FUNDS | PAGE 56

The Adviser uses a multifactor investment approach employing a combination of macroeconomic, quantitative and fundamental analyses to select companies with share price growth potential that may not be recognized by the market at large. Macroeconomic analysis evaluates investment themes, geopolitical events, monetary and fiscal policy and global economic trends. Quantitative analysis seeks to measure the value of securities by using mathematical and statistical modeling and research. Fundamental analysis of a security involves measuring its intrinsic value by examining related economic, financial and other factors, such as the overall economy and industry conditions, and the financial condition and management of the issuer.

In selecting securities for the Fund, the Adviser utilizes proprietary industry and stock selection models to determine which industries and companies it believes are likely to provide superior risk adjusted returns. The Adviser also employs a proprietary company analysis framework to evaluate individual securities by examining fundamental data such as management quality, revenue and earnings growth, profitability, market share, cash flow and balance sheet strength. The Adviser seeks to manage the portfolio’s risk characteristics to be similar to those of the S&P 500 Index. The Adviser constructs the portfolio to closely resemble the S&P 500 Index with respect to factors such as market capitalization, earnings per share growth rates, return on equity, price to earnings, price to book and other commonly recognized portfolio characteristics.

The Adviser may determine to sell a security under several circumstances, including but not limited to when its target value is realized, the company’s earnings deteriorate, or more attractive investment alternatives are identified.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the U.S. Core Equity Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk of Equity Securities – By investing in common stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole. The market may also undervalue the stocks held by the Fund. The value of your investment in the Fund will fluctuate daily based on movements in the stock market and the activities of individual companies in the Fund’s portfolio. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Investment Style – The Adviser primarily uses a core equity style to select investments for the Fund and will often choose equities that it considers to be “growth at a reasonable price” (GARP). These styles may fall out of favor, may underperform other styles and may cause volatility in the Fund’s share price.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Medium Capitalization (Mid-Cap) Companies – Investments in mid-cap companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. In addition, the securities of mid-cap companies may have greater price volatility and less liquidity than the securities of larger capitalized companies.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the U.S. Core Equity Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for 1 year and since inception. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

This bar chart shows the performance of the U.S. Core Equity Fund’s Institutional Class shares based on a calendar year.

CITY NATIONAL ROCHDALE FUNDS | PAGE 57

Best Quarter 11.38% Q4 2013	Worst Quarter 2.59% Q2 2013

This table shows the average annual total returns of each class of the U.S. Core Equity Fund for the period ended December 31, 2013. The table also shows how the Fund’s performance compares with the returns of indexes comprised of companies similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2013)	One Year	Since Inception (12/3/2012)
Institutional Class
Return Before Taxes	35.82%	33.22%
Return After Taxes on Distributions	34.46%	31.93%
Return After Taxes on Distributions and Sale of Fund Shares	20.31%	24.78%
Servicing Class
Return Before Taxes	34.71%	32.19%
Class N
Return Before Taxes	34.50%	31.86%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	32.39%	31.44%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of the Institutional Class shares does not reflect the Servicing Class shares’ expenses or the Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for the Servicing Class shares and Class N shares will vary from the after-tax returns shown above for Institutional Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER

City National Rochdale, LLC

PORTFOLIO MANAGERS

Otis “Tres” Heald and Thomas A. Galvin are primarily responsible for the day-to-day management of the Fund and have served as portfolio managers for the U.S. Core Equity Fund since it commenced operations in December 2012.

PURCHASE AND SALE OF FUND SHARES

Institutional Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the minimum initial investment requirement of $1,000,000, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. There is no minimum for subsequent investments in Institutional Class shares. The Fund reserves the right to change the minimum amount required to open an account without prior notice. The Fund may accept investments of smaller amounts at its discretion. The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. There are no minimum purchase or minimum shareholder account balance requirements for Servicing Class or Class N shares; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the U.S. Core Equity Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

CITY NATIONAL ROCHDALE FUNDS | PAGE 58

TAX INFORMATION

The U.S. Core Equity Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the U.S. Core Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 59

City National Rochdale Socially Responsible Equity Fund

INVESTMENT GOAL

The City National Rochdale Socially Responsible Equity Fund (the “Socially Responsible Equity Fund” or the “Fund”) seeks to provide long-term capital growth.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Socially Responsible Equity Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Class N
Management Fees		0.75%		0.75%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	None		0.25%
Other Fund Expenses(1)	0.23%		0.23%
Total Other Expenses		0.23%		0.48%
Total Annual Fund Operating Expenses		0.98%		1.48%
Fee Waiver and/or Expense Reimbursement(2)		(0.00%)		(0.25%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		0.98%		1.23%

(1)
“Other Fund Expenses” are based on estimated amounts for the current fiscal year and reflect the re-allocation of certain trust-level expenses pursuant to a new methodology effective with the Fund’s fiscal year beginning on October 1, 2013.

(2)
City National Rochdale, LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive the shareholder servicing fees for Class N shares until January 31, 2015. Prior to that date, this arrangement may be terminated without penalty by the Fund’s Board of Trustees upon 60 days’ written notice to the Adviser, and it will terminate automatically upon the termination of the shareholder services agreement between the Adviser and the Fund. Any shareholder servicing fees waived by the Adviser pursuant to this arrangement will not be eligible for reimbursement by the Fund to the Adviser.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Socially Responsible Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$100	$312	$542	$1,201
Class N	$125	$443	$784	$1,747

PORTFOLIO TURNOVER

The Socially Responsible Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

CITY NATIONAL ROCHDALE FUNDS | PAGE 60

PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the Socially Responsible Equity Fund’s net assets (including borrowings for investment purposes) consists of common stocks of U.S. issuers that meet certain socially responsible criteria. This investment strategy may be changed at any time, with 60 days’ prior notice to shareholders. Up to 50% of the Fund’s net assets may consist of securities of mid-capitalization companies. For this purpose, City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, considers a mid-capitalization company to be a company with a market capitalization between $1 billion and $5 billion at the time of investment. In addition to investing in U.S. corporations, the Fund invests in U.S. dollar denominated American Depositary Receipts of foreign corporations.

In selecting investments, the Socially Responsible Equity Fund’s sub-adviser considers social criteria such as an issuer’s community relations, corporate governance, diversity, employee relations, environmental impact and sustainability, human rights record, and product safety. Using both quantitative and qualitative data, the Fund’s sub-adviser also evaluates an issuer’s involvement in specific revenue-generating activities to determine whether the issuer’s involvement was meaningful or simply incidental with respect to that activity.

The Fund’s sub-adviser applies vigorous valuation screens that identify issuers for further in-depth fundamental analysis for potential inclusion in the Fund. The investment strategy typically emphasizes securities that the sub-adviser believes have one or more of the following characteristics: a price significantly below the intrinsic value of the issuer; below average price to sales and price to cash flow ratios; and sound overall financial condition of the issuer.

The Fund’s sub-adviser may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for the security’s purchase, or more attractive investment alternatives are identified.

The Fund seeks to avoid investing in any issuer that derives more than 5% of its total revenue from tobacco, alcohol, gambling, abortion or weaponry (whether sold to consumers or the military), or that is involved in nuclear power. Because information on an issuer’s involvement in those activities may not be publicly available, it is possible that the Fund’s holdings may include an issuer that does not meet its criteria for socially responsible investing. When the sub-adviser discovers that a holding does not meet its criteria for socially responsible investing, it will divest that holding as soon as reasonably practicable.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. None of the Socially Responsible Equity Fund, the Adviser and the Fund’s sub-adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk of Equity Securities – By investing in common stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole. The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Medium Capitalization (Mid-Cap) Companies – Investments in mid-cap companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. In addition, the securities of mid-cap companies may have greater price volatility and less liquidity than the securities of larger capitalized companies.

Foreign Investments (American Depositary Receipts) – Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income). There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers. The Fund invests in U.S. dollar denominated American Depositary Receipts of foreign companies (“ADRs”) which are sponsored by the foreign issuers. ADRs are subject to the risks of changes in currency or exchange rates (which affect the value of the issuer even though ADRs are denominated in U.S. dollars) and the risks of investing in foreign securities.

Investment Style – The Fund’s sub-adviser primarily uses a value style to select investments for the Fund. This style may fall out of favor, may underperform other styles and may increase the volatility of the Fund’s share price.

Management – The Fund’s performance depends on the sub-adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Socially Responsible Investments – Socially responsible investment criteria may limit the number of investment opportunities available to the Fund, and as a result, at times the Fund’s investment returns may be lower than those funds that are not subject to such investment considerations.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

CITY NATIONAL ROCHDALE FUNDS | PAGE 61

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Socially Responsible Equity Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for 1 and 5 years and since inception. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

This bar chart shows the performance of the Socially Responsible Equity Fund’s Institutional Class shares based on a calendar year.

Best Quarter 18.47% Q2 2009	Worst Quarter -25.79% Q4 2008

This table shows the average annual total returns of each class of the Socially Responsible Equity Fund for the periods ended December 31, 2013. The table also shows how the Fund’s performance compares with the returns of indexes comprised of companies similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2013)	One Year	Five Years	Since Inception(1)
Institutional Class
Return Before Taxes	30.68%	15.10%	5.33%
Return After Taxes on Distributions	25.47%	14.00%	4.54%
Return After Taxes on Distributions and Sale of Fund Shares	21.32%	12.16%	4.25%
Class N
Return Before Taxes	30.31%	14.82%	5.08%
MSCI KLD 400 Social Index (Reflects no deduction for fees, expenses or taxes)	36.85%	18.34%	6.92%
Russell 1000® Value Index (Reflects no deduction for fees, expenses or taxes)	32.53%	16.67%	6.64%

(1)
Performance for “Since Inception” for all classes is shown for periods beginning January 3, 2005, which is the date the predecessor to the Socially Responsible Equity Fund (the “Predecessor Fund”) commenced operations. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Institutional Class shares of the Fund before September 30, 2005, reflect the performance of the Predecessor Fund’s Class I shares. Class A shares of the Predecessor Fund, the predecessor to the Class N shares of the Fund, commenced operations on August 12, 2005.

The performance results for Class N shares of the Fund for the period of August 12, 2005, to September 29, 2005, reflect the performance of the Predecessor Fund’s Class A shares. The performance results for Class N shares of the Fund for the period of January 3, 2005 to August 12, 2005, reflect the performance of the Predecessor Fund’s Class I shares. The performance of the Predecessor Fund’s Class I shares has not been adjusted to reflect the higher Rule 12b-1 fees and expenses applicable to the Fund’s Class N shares. If it had, the performance of the Fund’s Class N shares would have been lower than that shown.

For the index shown the measurement period used in computing the returns of the index for the “Since Inception” period begins on December 31, 2004.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Institutional Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Institutional Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER

City National Rochdale, LLC

CITY NATIONAL ROCHDALE FUNDS | PAGE 62

SUB-ADVISER

SKBA Capital Management, LLC (“SKBA”)

PORTFOLIO MANAGERS

Andrew W. Bischel, Kenneth J. Kaplan, Joshua J. Rothé and Shelley H. Mann of SKBA are primarily responsible for the day-to-day management of the Fund and have served as portfolio managers for the Fund (or the Predecessor Fund, as applicable) since 2004.

PURCHASE AND SALE OF FUND SHARES

Institutional Class shares of the Fund are available only to investors that meet the minimum initial investment requirement of $1,000,000, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. The minimum initial investment for Class N shares is $1,000. There is no minimum for subsequent investments in Institutional Class shares or Class N shares. The Fund reserves the right to change the minimum amount required to open an account or to add to an existing account without prior notice. The Fund may accept investments of smaller amounts at its discretion; however, your financial institution or financial professional may establish higher minimum investment requirements than the Fund and may also independently charge you transaction fees and additional amounts in return for its services.

The shares of the Socially Responsible Equity Fund are redeemable. You may redeem some or all of your shares on any day the NYSE is open for regular session trading. The Fund ordinarily pays redemption proceeds on the business day following the redemption of your shares. However, the Fund reserves the right to make payment within seven days of the redemption request. Redemption proceeds will be sent to you via check to your address of record or will be wired to your bank via the instructions on your account.

TAX INFORMATION

The Socially Responsible Equity Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Socially Responsible Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 63

City National Rochdale Emerging Markets Fund

INVESTMENT GOAL

The City National Rochdale Emerging Markets Fund (the “Emerging Markets Fund” or the “Fund”) seeks to provide long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Emerging Markets Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N
Management Fees		1.00%
Distribution (12b-1) Fee		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%
Other Fund Expenses(1)	0.13%
Total Other Expenses		0.38%
Acquired Fund Fees and Expenses		0.03%
Total Annual Fund Operating Expenses		1.66%

(1)
“Other Fund Expenses” are based on estimated amounts for the current fiscal year and reflect the re-allocation of certain trust-level expenses pursuant to a new methodology effective with the Fund’s fiscal year beginning on October 1, 2013, and includes expenses borne by the Fund as the sole shareholder of the Mauritius Subsidiary (as defined below).

EXAMPLE

This Example is intended to help you compare the cost of investing in the Emerging Markets Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$169	$523	$902	$1,965

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the portfolio turnover rate of the Fund was 25% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of companies that are operating principally in emerging market countries. The Fund considers a company to be operating principally in an emerging market if (i) its securities are primarily listed on the trading market of an emerging market country; (ii) the company is incorporated or has its principal business activities in an emerging market country; (iii) the company derives 50% or more of its revenues from, or has 50% or more of its assets in, an emerging market country; or (iv) the security is included in the MSCI Emerging Markets Index. The Fund considers a country to be an emerging market country if it has been determined by an international organization, such as the World Bank, to have a low to middle income economy, or it is not included in the MSCI World Index, which measures the equity market performance of developed markets.

CITY NATIONAL ROCHDALE FUNDS | PAGE 64

Under normal market conditions, the Fund intends to invest in a number of emerging market countries. While the Fund may invest its assets in companies from any emerging market country, it expects to focus its investments in Asia. The Fund does not limit its investments to certain countries or industries. The Fund may invest a large percentage of its assets in just a few sectors, just a few regions or just a few emerging market countries. The Fund is non-diversified which means that it may invest a greater amount of its assets in the securities of a single issuer or a small number of issuers than a diversified fund. The Fund may invest up to 20% of its assets in cash or its investment equivalent.

The Fund’s investments in equity securities consist primarily of common stock, preferred stock and warrants. The Fund’s foreign investments consist primarily of foreign local shares, which are denominated in local currencies. The Fund may invest in securities of companies of any capitalization size. Certain companies, although small by U.S. standards, might rank among the largest in their respective countries by market capitalization.

In selecting the Fund’s investments, the Adviser employs a proprietary macro analytical process focused on identifying long-term growth opportunities. The Adviser seeks to identify and capitalize on investment themes in foreign emerging markets. To select specific companies, the Adviser first performs a financial factor analysis to identify potential companies from a large universe, followed by more specific fundamental analysis to identify individual companies that the Adviser believes meet its investment objectives. The Adviser seeks to invest in companies with consumer driven demand, above average revenue and earnings growth potential that it believes are well managed, have a unique or improving market position and possess competitive advantages. The Adviser assesses the relationship between its estimate of a company’s sustainable growth and earnings prospects and its stock price to determine which companies qualify for investment. The Adviser utilizes multiple valuation metrics to establish price targets.

The Fund may continue to own a security as long as the dividend or interest yields satisfy the Fund’s objectives, the credit quality meets the Adviser’s fundamental criteria and the Adviser believes valuation is attractive and industry trends remain favorable.

To the extent that the Fund seeks to invest in the securities of Indian companies, it currently intends to do so by investing in shares of a wholly owned, collective investment vehicle (the “Mauritius Subsidiary”) registered with and regulated by the Mauritius Financial Services Commission. The Mauritius Subsidiary was formed to allow the Fund’s investment in Indian companies to benefit from a favorable tax treaty between Mauritius and India. In order to do so, the Mauritius Subsidiary will seek to maintain residency in Mauritius.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Emerging Markets Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk of Equity Securities – By investing directly or indirectly in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole. The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of the issuer may be limited. Preferred stock typically has “preference” over common stock in the payment of distributions and the liquidation of a company’s assets, but is subordinated to bonds and other debt instruments. In addition, preferred stock holders generally do not have voting rights with respect to the issuing company. A warrant gives the holder a right to purchase a predetermined number of shares of common stock at a fixed price. The risks of investments in warrants include the lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Foreign Securities – Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., changes in currency rates and exchange control regulations, unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income). There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

Foreign Currency – As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. The value of a foreign currency may decline in relation to the U.S. dollar while the Fund holds securities denominated in such currency. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country or the actions of the U.S. or foreign governments or central banks. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

CITY NATIONAL ROCHDALE FUNDS | PAGE 65

Emerging Markets Securities – Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries. Emerging market countries may have government exchange controls, more volatile currency exchange rates, less market regulation, and less developed securities markets and legal systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and economic conditions of their trading partners.

Underlying Funds – To the extent the Fund invests in other funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment goal depends in part upon the ability of the underlying funds to achieve their investment goals. The underlying funds may not achieve their investment goals. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.

Investment through Mauritius – Any change in the provisions of the income tax treaty between Mauritius and India, in its applicability to the Fund or the Mauritius Subsidiary, or in the requirements established by Mauritius to qualify as a Mauritius resident, could result in the imposition of various taxes on the Fund by India, which could reduce the return to the Fund on its investments.

Non-Diversification – The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to adverse events affecting any of those issuers than diversified funds and may experience increased volatility.

Small and Medium-Size Companies – Investments in small-capitalization and mid-capitalization companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. The securities of smaller capitalized companies may have greater price volatility and less liquidity than the securities of larger capitalized companies. The Fund may hold a significant percentage of a company’s outstanding shares and may have to sell them at a discount from quoted prices.

Investment Style – The Adviser primarily uses a growth style to select investments for the Fund. This style may fall out of favor, may underperform other styles and may increase the volatility of the Fund’s share price.

Sector Concentration – Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a limited number of sectors it may have increased exposure to the price movements of those sectors For example, as of September 30, 2013, the Fund invested a large percentage of its assets in the financial and consumer discretionary sectors. The financial sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall international economy, interest rates, competition and consumer confidence. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goal.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The Rochdale Emerging Markets Portfolio commenced operations on December 14, 2011, as a series of Rochdale Investment Trust, a Delaware statutory trust (the “Predecessor Fund”). The Fund commenced operations on March 29, 2013 and offered shares of the Fund for public sale on April 1, 2013, after the reorganization of the Predecessor Fund into the Emerging Markets Fund. The Emerging Markets Fund has adopted an investment objective and investment strategies and policies identical to those of the Predecessor Fund.

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Emerging Markets Fund by showing the changes in the Fund’s performance for the indicated periods. Of course, the Fund’s past performance does not necessarily indicate how the Emerging Markets Fund will perform in the future. Updated performance is available by calling 1-800-245-9888.

In the bar chart and the performance table, the performance results prior to March 29, 2013, are for the Predecessor Fund. Class N shares of the Emerging Markets Fund and the Predecessor Fund shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions.

This bar chart shows the performance of the Emerging Markets Fund’s Class N shares based on a calendar year.

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Highest 13.57% Q1 2012	Lowest -6.03% Q2 2012

This table shows the average annual total returns of each class of the Emerging Markets Fund for the periods ended December 31, 2013. The table also shows how the Fund’s performance compares with the returns of indexes comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2013)	One Year	Since Inception (12/14/2011)
Class N(1)
Return Before Taxes	11.92%	19.80%
Return After Taxes on Distributions	11.88%	19.77%
Return After Taxes on Distributions and Sale of Fund Shares	6.85%	15.43%
MSCI Emerging Markets Index (Reflects no deduction for fees, expenses or taxes)	-2.60%	6.38%
MSCI Emerging Markets Asia Index (Reflects no deduction for fees, expenses or taxes)	1.98%	10.90%

(1)	Performance shown for periods prior to March 29, 2013 reflects that of the Predecessor Fund’s Class N shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER

City National Rochdale, LLC

PORTFOLIO MANAGERS

Anindya Chatterjee, a Senior Portfolio Manager of the Adviser, and Garrett R. D’Alessandro, the Adviser’s President and Chief Executive Officer, have served as portfolio managers for the Fund and the Predecessor Fund since the inception of the Predecessor Fund in 2011.

PURCHASE AND SALE OF FUND SHARES

Shares of the Emerging Markets Fund may be purchased, redeemed or exchanged through the Fund’s transfer agent or through an approved broker-dealer or other financial institution (each an “Authorized Institution”). There are no minimum purchase or minimum shareholder account balance requirements for Class N shares of the Fund; however, you will have to comply with any purchase and account balance minimums of your Authorized Institution. The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Emerging Markets Fund are redeemable on any day that the NYSE is open for business. Contact the Fund’s transfer agent at 1-866-209-1967 or your Authorized Institution for instructions on how you may redeem or exchange shares of the Fund. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

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TAX INFORMATION

The Emerging Markets Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Emerging Markets Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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more about the funds

For ease of reference, this Prospectus refers to certain sub-groups of the City National Rochdale Funds (the “Trust”) as follows:

•	Money Market Funds – Government Money Fund, Prime Money Fund and California Money Fund

•
Bond Funds – Limited Maturity Fund, Government Bond Fund, Corporate Bond Fund, California Tax Exempt Bond Fund, Muni High Income Fund, High Yield Bond Fund, Intermediate Fixed Income Fund and Fixed Income Opportunities Fund

•	Equity Funds – Dividend & Income Fund, U.S. Core Equity Fund, Socially Responsible Equity Fund and Emerging Markets Fund

•	Funds – Money Market Funds, Bond Funds, Multi-Asset Fund, Equity Funds

The investment goal of each Fund, except for the Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund and Emerging Markets Fund, can only be changed with shareholder approval. The investment goal of each of the Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund and Emerging Markets Fund is non-fundamental and can be changed without shareholder approval by the Funds’ Board of Trustees upon at least 60 days’ notice to shareholders. For all Funds other than the California Money Market Fund and the California Tax Exempt Bond Fund, any policy to invest at least 80% of a Fund’s net assets in specific types of investments may be changed by the Funds’ Board of Trustees upon at least 60 days’ notice to shareholders.

If you wish to learn more about each Fund’s principal investments and other securities in which each Fund may invest, please review the SAI.

More about the Money Market Funds

MORE ABOUT THE PRINCIPAL INVESTMENT STRATEGIES

MATURITY

Each Money Market Fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. Each Money Market Fund maintains a weighted average maturity of not more than 60 days and a weighted average life of not more than 120 days in accordance with applicable regulations. If, after purchase, the maturity on a security is extended, the Adviser or the Board of Trustees (if required by applicable regulations) will decide whether the security should be held or sold.

LIQUIDITY

Each Money Market Fund must follow strict rules with respect to the liquidity of its portfolio securities, including, as applicable, daily and weekly liquidity requirements. In addition, a Money Market Fund may not purchase illiquid securities if, as a result of the acquisition, more than 5% of the Fund’s total assets would be invested in illiquid securities. Illiquid securities are those that, as determined by the Adviser, may not be disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund. Securities that are deemed liquid at the time of purchase by a Fund may become illiquid following purchase.

More about the Bond Funds

The Adviser periodically reviews the creditworthiness of issuers held by the Bond Funds. The Adviser’s credit analysis process includes not only a review of the rating agencies’ assigned ratings but also a review of the specific factors central to those ratings assessments, as well as the factors that could cause a change in the assigned ratings. See the SAI for a discussion of fixed income ratings.

The Adviser and the applicable sub-advisers consider duration, among other factors, in selecting fixed income securities for the Bond Funds. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.

MORE ABOUT MUNI HIGH INCOME FUND

Waddell & Reed periodically reviews the creditworthiness of issuers held by the Muni High Income Fund. Waddell & Reed’s credit analysis process includes not only a review of the rating agencies’ assigned ratings but also a review of the specific factors central to those ratings assessments, as well as the factors that could cause a change in the assigned ratings. Waddell & Reed considers, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. See the SAI for a discussion of fixed income ratings.

Waddell & Reed considers duration, among other factors, in selecting fixed income securities for the Muni High Income Fund. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.

The Fund primarily invests in revenue bonds, which are payable only from specific sources, such as the revenue from a particular project, a special tax, lease payments and/or

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appropriated funds. Revenue bonds include certain private activity bonds (“PABs”), which finance privately operated facilities. Revenue bonds also include housing bonds that finance pools of single-family home mortgages and student loan bonds that finance pools of student loans, as well as bonds that finance charter schools. Revenue bonds also include tobacco bonds that are issued by state-created special purpose entities as a means to securitize a state’s share of annual tobacco settlement revenues.

MORE ABOUT THE INTERMEDIATE FIXED INCOME FUND

The Intermediate Fixed Income Fund’s investments in debt obligations of the U.S. Government and its agencies consist primarily of U.S. Treasury obligations, bonds and mortgage-backed securities issued by the following agencies: Federal Home Loan Banks, Fannie Mae, (formerly known as the Federal National Mortgage Association), Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation), Federal Agricultural Mortgage Corporation, Federal Farm Credit Banks, Ginnie Mae (formerly known as the Government National Mortgage Association), and Tennessee Valley Authority. These obligations include securities supported by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks), securities supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency (such as securities issued by Fannie Mae), securities supported only by the credit of the instrumentality (such as securities issued by Freddie Mac), and securities backed solely by the revenue generated by the instrumentality (such as securities issued by Tennessee Valley Authority). In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteed the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

MORE ABOUT THE FIXED INCOME OPPORTUNITIES FUND

The Adviser serves as the Fixed Income Opportunities Fund's primary investment adviser and retains the authority to manage the Fund's assets. The Adviser has, however, engaged six sub-advisers, Seix Investment Advisors LLC ("Seix"), Federated Investment Management Company ("Federated"), GML Capital LLP ("GML"),  Alcentra Limited ("Alcentra,"), Ashmore Investment Management Limited ("Ashmore") and All Financial Partners II LLC ("All Financial" and together with Seix, Federated, GML and Alcentra, the "Fixed Income Opportunities Fund Sub-advisers") to make day-to-day investment decisions for portions of the Fund and, in particular, to manage the Fund's investments in high yield securities, bank loans, life insurance policies and related instruments. The Adviser is responsible for overseeing and monitoring the Fixed Income Opportunities Fund Sub-advisers.

The investment selection process followed by each of Seix, Federated, GML, Alcentra and Ashmore, and information regarding All Financial's role with respect to the Fixed Income Opportunities Fund's investments in Policies, is summarized below.

THE SEIX INVESTMENT SELECTION PROCESS

Seix is primarily responsible for the Fixed Income Opportunities Fund’s investments in floating rate securities and high yield bank loans. In deciding which debt securities to buy or sell, Seix typically emphasizes debt instruments that are in the higher rated segment of the high yield market — i.e., BB & high B rated credits (rated either BB or B by Standard & Poor’s Rating Services or Ba or b by Moody’s Investors Service or securities deemed of comparable quality by Seix). Seix uses an investment approach that employs a targeted universe, in-depth company research, active but constrained industry weightings, and what it believes to be optimal security structures.

Security selection is the key component of this process. Seix undertakes rigorous credit research and analysis in an effort to identify value opportunities, and Seix analysts and portfolio managers continuously monitor individual issuers as well as the industries in which the Fund may invest. Seix establishes return expectations and sell targets for each issuer in which Seix invests assets of the Fund.

THE FEDERATED INVESTMENT SELECTION PROCESS

Federated is primarily responsible for the Fixed Income Opportunities Fund’s investments in high yield securities. In making investment decisions with respect to high yield securities, Federated selects securities it believes have attractive risk-return characteristics. Federated typically analyzes the issuer’s financial condition, business and product strength, competitive position and management expertise in an effort to seek to identify issuers with the ability to meet their obligations and the potential to improve their overall financial health. Federated strives to adhere to a strong sell discipline and generally effects a sale if it believes a security’s future total return has become less attractive relative to other securities, the company begins to perform poorly, the industry outlook changes, or any other event occurs that changes Federated’s investment conclusion.

THE GML INVESTMENT SELECTION PROCESS

GML is one of two sub-advisers responsible for the Fixed Income Opportunities Fund’s investments in high yield emerging market securities. GML’s investment process combines “top down” and “bottom up” analyses. The “top down” approach includes analysis of prevailing national and international economic conditions, industry dynamics and political risk. The “bottom up” approach includes analysis of an issuer’s financial reports, cash flows, currency risk, leverage and capital structure. GML’s investment process encompasses financial reviews, meetings with companies’ management, on-the-ground intelligence from GML’s overseas offices, and external research and insights gleaned from legal advisers and industry contacts. GML generally selects investments to provide issuer, industry and country diversification and it expects the average credit rating of its portion of the Fund’s portfolio to be B or higher. All investments in GML’s portion of the portfolio are subject to periodic credit reviews when financial results become available, and when credit rating changes or other material economic developments are observed.

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THE ALCENTRA INVESTMENT SELECTION PROCESS

Alcentra is primarily responsible for the Fixed Income Opportunities Fund’s investments in European non-investment grade bank loans. Alcentra seeks to identify investment opportunities that combine an attractive current return with a strong probability of ultimate return of capital.

Alcentra employs a rigorous process for reviewing and analyzing potential investment opportunities, drawing on external, independent due diligence material as well as the work and experience of Alcentra analysts in the relevant industry sector. The key components of the investment process are sourcing, due diligence, suitability assessment, on-going monitoring, and portfolio management. The process involves a detailed review of a company’s industry position, cash flow consistency and sustainability, liquidity, capital structure, leverage, and management capabilities, followed by an in-depth review of structure and documentation including collateral pledge and security agreements. Following the completion of the due diligence process, the potential investment will be submitted to Alcentra’s Investment Committee for final approval.

THE ASHMORE INVESTMENT SELECTION PROCESS

Ashmore is one of two sub-advisers responsible for the Fixed Income Opportunities Fund’s investments in high yield emerging market securities. Ashmore’s investment philosophy is active, macro and “top down” with a “bottom up” selection process used for corporate debt and a strong focus on value and liquidity management. Ashmore believes that the best way to gain exposure to strong medium and long-term trends in emerging markets is to employ specialist managers using an active approach. Ashmore seeks to combine formal investment discipline with maximum flexibility to respond to events resulting in changing market fundamentals. In the case of emerging markets, these fundamentals can change rapidly, and Ashmore believes that active management with a heavy bias towards high liquidity is often most appropriate.

Research is an integral component of the investment process and Ashmore’s views reflect market fundamentals, technical analysis and policy dynamics as well as its interpretation of investor behavior and positioning. Within this framework, key analytical elements include relevant financial and economic fundamentals affecting ability and willingness to service debt, monetary and fiscal policy history, interest rate dynamics and currency prospects. Ashmore considers, among other things, politics, policy formulation and implementation, motives and incentive structures of key decision makers amid prevailing domestic political pressures and external issues.

THE FUND’S INVESTMENTS IN POLICIES

The Fund has retained All Financial to provide certain non-discretionary advisory, administrative and oversight services with respect to the Fixed Income Opportunities Fund's investments in Policies.  The Fund may invest in Policies directly or through the Subsidiary. The Subsidiary is advised by the Adviser. The Policies may include whole, universal, variable universal, term and survivorship Policies. The Fund will not invest in Policies resulting from stranger-originated life insurance (STOLI) transactions (transactions in which an investor induces a senior citizen to take out a life insurance policy, not for the purpose of protecting his or her family, but for the purpose of transferring the policy to the investor for a financial benefit). The Fund's investments in Policies consist primarily of Policies issued by insurance companies rated B+ or better for financial stability by AMBEST and/or BB+ or better from Standard & Poor's (or a rating of similar quality or better by a different nationally recognized statistical ratings organization). Before the Fund invests in any Policy, All Financial performs a due diligence review of the insured owner of the Policy and recommends to the Adviser that the Fund invest in the Policy. All Financial generally expects to recommend only Policies issued by U.S. life insurance companies and for which the insured is over the age of 65. The Fund will not purchase Policies directly from insureds. The Fund will not invest in Policies covering an insured who has a terminal illness and is expected to die within two years. The life expectancies of the insureds covered by the Policies held by the Fund are expected to range from one to ten years and the weighted average life expectancy of the insureds is not expected to exceed eight years. The Fund is required to make ongoing premium payments for Policies in which it invests and may set aside a portion of its net assets to be used to make future policy premium payments.

More about the Multi-Asset Fund

MORE ABOUT THE PRINCIPAL INVESTMENT STRATEGIES

The Multi-Asset Fund is a “fund of funds,” a term used to describe mutual funds that pursue their investment objectives by investing all or substantial portions of their assets in other mutual funds or other types of funds. The cost of investing in the Fund is generally higher than the cost of investing in a mutual fund that invests solely in individual stocks and bonds. By investing in the Fund, an investor indirectly bears fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the Fund’s shareholders and may therefore increase the amount of taxes payable by shareholders. The underlying funds in which the Fund may invest include other funds in the City National Rochdale Funds family (“affiliated” funds) as well as funds unaffiliated with City National Rochdale Funds (“unaffiliated” funds).

INFORMATION ABOUT AFFILIATED UNDERLYING FUNDS

The Multi-Asset Fund intends to invest a portion of its assets in the Prime Money Market Fund, Corporate Bond Fund, Government Bond Fund, Limited Maturity Fixed Income Fund, and High Yield Bond Fund, each of which is managed by the Adviser. Descriptions of each of these Funds’ principal investment strategies and principal investment risks are included in this Prospectus. Additional information about these Funds’ investments and related risks may be found in the SAI.

INFORMATION ABOUT UNAFFILIATED UNDERLYING FUNDS

The Multi-Asset Fund also intends to invest in unaffiliated exchange-traded funds and mutual funds which invest in various types of securities. Detailed descriptions of these funds’ principal investment strategies and principal investment risks may be found in the prospectuses for the respective unaffiliated underlying funds.

INFORMATION ABOUT BONDS

In selecting the Multi-Asset Fund’s investments in fixed income securities, the Adviser considers, but does not impose requirements with respect to, duration. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. Under normal circumstances, the Fund’s investments in fixed income securities consist primarily of fixed rate bonds held through investments in other investment companies, with maturities of ten years or less.

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More about the Emerging Markets Fund

To the extent that the Emerging Markets Fund seeks to invest in the securities of Indian companies, it currently intends to do so by investing in shares of a wholly owned, collective investment vehicle (the “Mauritius Subsidiary”) registered with and regulated by the Mauritius Financial Services Commission that is also managed by the Adviser. The Mauritius Subsidiary was formed to allow the Fund’s investments in Indian companies to benefit from a favorable tax treaty between Mauritius and India. In order to do so, the Mauritius Subsidiary will seek to maintain residency in Mauritius. Please see “Risks of Investment through Mauritius” under “More About the Funds’ Risks – Principal Risks of the Funds” below for additional information.

The Mauritius Subsidiary will be managed in accordance with the Emerging Markets Fund’s policies and restrictions regarding leverage, liquidity, brokerage and valuation.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI.

more about the funds’ risks

PRINCIPAL RISKS OF THE FUNDS

Set forth below is more information about certain of the principal risks that apply to the Funds:

General Market Risk (All Funds) – The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. Additionally, the prices of securities in which a Fund invests are affected by the economy. The value of a Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies. Equity and debt markets around the world have experienced unprecedented volatility, including as a result of the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time. A specific discussion of market risks affecting both the equity and bond markets follows.

Management(All Funds) – A Fund’s performance depends on the Adviser’s (and sub-adviser’s, as applicable) skill in making appropriate investments. As a result, the Fund may underperform markets in which it invests or similar funds.

Defensive Investments (All Funds) – The securities in which each Fund invests, and the strategies described in this Prospectus, are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, a Fund may invest up to 100% of its assets in cash or cash equivalents, which would not ordinarily be consistent with the Fund’s investment goals. No Fund is required or expected to take such a defensive posture. But if used, such a stance may help a Fund minimize or avoid losses during adverse market, economic or political conditions.

Here are the principal risks that apply to the Money Market Funds:

No Guarantees (Money Market Funds) – An investment in a Money Market Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other

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government agency. Although each Money Market Fund seeks to preserve the value of your investment at an NAV of $1.00, it is possible to lose money by investing in a Money Market Fund. Additionally, you should be aware that a very small number of money market funds in other fund complexes have in the past “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. You should be aware that the Adviser and its affiliates are under no obligation to provide financial support to the Fund or take other measures to ensure that you receive $1.00 per share for your investment in the Fund. You should not invest in the Fund with the expectation that any such action will be taken. You should also be aware that the Adviser and its affiliates have from time to time voluntarily waived, and as of the date of this Prospectus are continuing to waive, fees in order to support the Money Market Funds’ yields, but are under no obligation to continue to do so, and may terminate any such waivers at any time.

The Effect of Interest Rates (Money Market Funds) – A Money Market Fund’s yield is affected by short-term interest rate changes. When rates decline, a Money Market Fund’s yield will typically fall, but less quickly than prevailing market rates. When rates increase, a Money Market Fund’s yield will typically rise, but not as quickly as market rates. Interest rates in the United States have recently been historically low. When interest rates are very low, the Fund’s expenses could absorb all or a significant portion of the Fund’s income, and, if the Fund’s expenses exceed the Fund’s income, the Fund may be unable to maintain its $1.00 share price. From time to time, the Adviser and its affiliates may reimburse or otherwise reduce the Fund’s expenses or may waive a portion of its management fee in an effort to maintain a net asset value of $1.00 per share, for the purpose of avoiding a negative yield. Any such expense reimbursements, reductions or waivers are voluntary and temporary and may be terminated by the Adviser or its affiliates at any time without notice. The recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the Fund’s yield. Under these new regulations, the Fund may be required to maintain greater liquidity based on characteristics and anticipated liquidity needs of its shareholders and the Fund may have a lower yield than money market funds with a different shareholder base. In addition, future regulations may also have a negative effect on the Fund’s yield.

Market Risk of Fixed Income Securities (Money Market Funds) – By investing in fixed income securities, a Fund may expose you to declines in a holding’s value. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Credit (Money Market Funds) – Each Money Market Fund invests exclusively in securities that are rated, when the Fund buys them, in the highest short-term rating category, or if unrated, are of comparable quality in the Adviser’s opinion. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by a Fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by a Fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded (which could happen rapidly), or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline significantly, particularly in certain market environments. If a Fund enters into a financial contract (such as a repurchase agreement or reverse repurchase agreement) the Fund will be subject to the credit risk presented by the counterparty.

Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if the portfolio managers believe that an obligor of such a security may have difficulty meeting its obligations, the Fund may obtain a new or restructured security or underlying assets. In that case, the Fund may become the holder of securities or assets that it could not otherwise purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. Any of these events may cause you to lose money.

If, after purchase, the credit rating on a security is downgraded by one or more rating agencies or the credit quality deteriorates, the Adviser or the Board of Trustees (where required by applicable regulations) will decide whether the security should be held or sold.

Redemptions (Money Market Funds) – Each Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could cause the remaining shareholders in the Fund to lose money. Further, if one decision maker has control of Fund shares owned by separate Fund shareholders, the decision maker may cause redemptions by those shareholders, which may further increase the Fund’s redemption risk. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune

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times, the Fund’s ability to maintain a stable $1.00 share price may be affected. In addition, the Fund may suspend redemptions when permitted by applicable regulations.

Government-Sponsored Entities (Prime Money Fund and Government Money Fund) – The Funds may invest in securities issued by government-sponsored entities consisting principally of Fannie Mae, FHLB, Freddie Mac and Ginnie Mae, which securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. Fannie Mae guarantees full and timely payment of all interest and principal of its pass-through securities, and Freddie Mac guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. Similarly, FHLB securities are not backed by the U.S. Government. The principal and interest on Ginnie Mae pass-through securities are guaranteed by Ginnie Mae and backed by the full faith and credit of the U.S. Government. To meet its obligations under a guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Financial Services Firms (Prime Money Fund) – Financial institutions are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change. The financial difficulties of borrowers can negatively impact the industry to the extent that borrowers may not be able to repay loans made by financial institutions. Financial services firms, like banks, depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance lending and other operations. As a result, these firms generally are sensitive to changes in money market and general economic conditions. For instance, when a bank’s borrowers experience financial difficulties, their failure to repay the bank will adversely affect the bank’s financial situation. Financial services firms are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.

California Risk Factors (California Money Fund) – The Fund may be subject to greater risks than other tax exempt funds that are diversified across issuers located in a number of states. Because the Fund concentrates its investments in California municipal securities, it is vulnerable to economic, political or other developments that may lessen the ability of California municipal securities issuers to pay interest and principal on their securities. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, seismic or other natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of California municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of California municipal issuers may also reduce the value of the holdings of the Fund. California municipal securities issuers rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on their securities. See the SAI for more detailed information regarding California developments. In addition, although one of the goals of the Fund is to provide income exempt from federal and California state personal income taxes, some of the Fund’s income may be subject to the AMT.

Municipal Obligations (California Money Fund) – U.S. state and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations.

Here are the principal risks that apply to the Bond Funds:

Market Risk of Fixed Income Securities (Bond Funds) – By investing directly or indirectly in fixed income securities, a Fund may expose you to declines in a holding’s value. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Rating Agencies (Bond Funds) – A credit rating is not an absolute standard of quality, but rather a general indication that reflects only the view of the originating rating agency from which an explanation of the significance of its ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating

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will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings may have an effect on the liquidity or market price of the securities in which the Fund invests.

Prepayments (Limited Maturity Fund, Government Bond Fund, Corporate Bond Fund, Muni High Income Fund, High Yield Bond Fund , Intermediate Fixed Income Fund and Fixed Income Opportunities Fund) – The principal of the loans underlying mortgage-backed, asset-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Fund may exhibit price characteristics of longer-term debt securities.

Extension (Limited Maturity Fund, Government Bond Fund, Corporate Bond Fund, Muni High Income Fund, High Yield Bond Fund, Intermediate Fixed Income Fund and Fixed Income Opportunities Fund) – Rising interest rates can cause the average maturity of a Fund’s holdings of mortgage-backed, asset-backed or other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of a Fund to rising rates and the potential for price declines of portfolio securities. Extending the average life of a mortgage-backed or other pass-through security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed, asset-backed and other pass-through securities may be less effective than other types of U.S. Government securities as a means of “locking in” interest rates.

Government-Sponsored Entities (Government Bond Fund, Limited Maturity Fund and Intermediate Fixed Income Fund) – The Funds may invest in securities issued by government-sponsored entities consisting principally of Fannie Mae, FHLB, Freddie Mac and Ginnie Mae, which securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. Fannie Mae guarantees full and timely payment of all interest and principal of its pass-through securities, and Freddie Mac guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. Similarly, FHLB securities are not backed by the U.S. Government. The principal and interest on Ginnie Mae pass-through securities are guaranteed by Ginnie Mae and backed by the full faith and credit of the U.S. Government. To meet its obligations under a guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Sub-Adviser Allocation (Fixed Income Opportunities Fund) – The Adviser divides the Fund’s investment portfolio into various “sleeves,” each of which is managed by one of the Fund’s sub-advisers. From time to time, the Adviser adjusts the size of these sleeves based on a variety of factors, including the sleeves’ relative performance. Accordingly, the Fund’s performance is affected by the Adviser’s decisions concerning how much of the Fund’s portfolio it allocates for management by each of the Fund’s sub-advisers or to retain for management by the Adviser.

Municipal Obligations (California Tax Exempt Bond Fund and Muni High Income Fund) – U.S. state and local governments issuing municipal securities held by the Funds rely on revenues including taxes and revenues from public and private projects to pay interest and principal on municipal debt. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations.

Foreign Securities (Corporate Bond Fund, High Yield Bond Fund and Fixed Income Opportunities Fund) – Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. Some risks of investing in securities of foreign companies include: (1) unfavorable changes in currency exchange rates, (2) economic and political instability, (3) less publicly available information, (4) less strict auditing and financial reporting requirements, (5) less governmental supervision and regulation of securities markets, (6) higher transaction costs, and (7) greater possibility of not being able to sell securities on a timely basis.

Emerging Markets Securities (Corporate Bond Fund and Fixed Income Opportunities Fund) – Investments in emerging market countries are subject to all of the risks of foreign investing generally and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:

•	Less social, political and economic stability;

•	Smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility;

•	Unpredictable changes in national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;

•	Less transparent and established taxation policies;

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•	Less developed regulatory or legal structures governing private and foreign investments or allowing for judicial redress for injury to private property;

•	Less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud;

•	Inadequate, limited and untimely financial reporting as accounting standards and auditing requirements may not correspond with standards generally accepted in the international capital markets;

•	Less financial sophistication, creditworthiness, and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts;

•	Insolvency of local banking systems due to concentrated debtor risk, imprudent lending, the effect of inefficiency and fraud in bank transfers and other systemic risks;

•	Less developed local banking infrastructure creating an inability to channel domestic savings to companies in need of finance which can therefore experience difficulty in obtaining working capital;

•	Risk of government seizure of assets;

•	Less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;

•	Greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;

•	Higher rates of inflation and more rapid and extreme fluctuations in inflation rates;

•	Greater sensitivity to interest rate changes;

•	Fraudulent activities of management;

•	Smaller, more volatile and less liquid securities markets;

•	Increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;

•	Greater debt burdens relative to the size of the economy;

•	More delays in settling portfolio transactions and heightened risk of loss from shareholder registration and custody practices;

•	Less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries;

•
Trade embargoes, sanctions and other restrictions may, from time to time, be imposed by international bodies (for example, the United Nations) or sovereign states (for example, the United States) or their agencies on investments held or to be held by the Fund resulting in an investment or cash flows relating to an investment being frozen or otherwise suspended or restricted.

Because of the above factors, investments in emerging market countries are subject to greater price volatility and illiquidity than investments in developed markets.

Frontier Markets Securities (Fixed Income Opportunities Fund) – Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. These countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa.  The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. These factors make investing in frontier market countries significantly riskier than in other countries.

Governments of many frontier market countries in which the Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier market countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of frontier market countries may be heavily dependent upon international trade and may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also may be adversely affected by economic conditions in the countries with which they trade.

There may be no centralized securities exchange on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly.

Interest Rate Risk of Preferred Securities (High Yield Bond Fund) – Preferred stock is issued with a fixed par value and pays dividends based on a percentage of that par value at a fixed rate. As with fixed income securities, which also make fixed payments, the market value of preferred stock is sensitive to changes in interest rates. Preferred stock generally decreases in value if interest rates rise and increases in value if interest rates fall.

Convertible Securities (High Yield Bond Fund) – Convertible securities tend to be subordinate to other debt securities issued by the same issuer. Also, issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities generally provide yields higher than the underlying stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.

High Yield (“Junk”) Bonds (Muni High Income Fund, High Yield Bond Fund, Intermediate Fixed Income Fund and Fixed Income Opportunities Fund) – High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns, which may result in a weakened capacity of the issuer to make principal or interest

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payments. High yield bonds are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security. The Muni High Income Fund, High Yield Bond Fund, Intermediate Fixed Income Fund and Fixed Income Opportunities Fund may invest in unrated securities. Lower rated securities and unrated equivalents are speculative and may be in default.

Bank Loans (Intermediate Fixed Income Fund and Fixed Income Opportunities Fund) – Fixed income assets, including bank loans, pay fixed, variable or floating rates of interest.  The value of such assets will change in response to fluctuations in market spreads and interest rates.  In particular, a decline in the level of LIBOR or any other applicable floating rate index could reduce the interest payments that a Fund receives with respect to such investments.  In addition, the value of certain fixed-income assets can decrease in response to changes or perceptions of changes in issuers’ creditworthiness, foreign exchange rates, political stability or soundness of economic policies, among other considerations.

The purchase and sale of bank loans are subject to the terms and conditions of the underlying credit agreements, which may substantially limit the number of purchasers that may be eligible to purchase such bank loans.  Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions.  As a result of these limitations, bank loans may have relatively less liquidity than other types of fixed income assets, and a Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments.

Market Risk of Equity Securities (Fixed Income Opportunities Fund) – By investing directly or indirectly in stocks, the Fund may expose you to a sudden decline in a holding’s share price or an overall decline in the stock market. In addition, the value of your investment will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The rights of a company’s common stockholders to dividends and upon liquidation of the company generally are subordinated (i.e., rank lower) to those of preferred stockholders, bondholders and other creditors of the issuer. In addition, preferred stock holders generally do not have voting rights with respect to the issuing company. The Fund is also subject to the risk that its principal equity market segment may underperform other equity market segments or the market as a whole.

California Risk Factors (California Tax Exempt Bond Fund) – The Fund may be subject to greater risks than other tax exempt funds that are diversified across issuers located in a number of states. Because the Fund concentrates its investments in California municipal securities, it is vulnerable to economic, political or other developments that may lessen the ability of California municipal securities issuers to pay interest and principal on their securities. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, seismic or other natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of California municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of California municipal issuers may also reduce the value of the holdings of the Fund. California municipal securities issuers rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on their securities. See the SAI for more detailed information regarding California developments. In addition, although one of the goals of the Fund is to provide income exempt from federal and California state personal income taxes, some of the Fund’s income may be subject to the AMT.

Non-Diversification (California Tax Exempt Bond Fund) – The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. In addition, the Fund will be more susceptible to factors which adversely affect issuers of California obligations than a mutual fund which does not have as great a concentration in California municipal obligations.

Underlying Funds (California Tax Exempt Bond Fund and Fixed Income Opportunities Fund) – A Fund may invest in shares of other investment companies, including open-end investment companies or “mutual funds” and closed-end investment companies. A Fund will bear a pro-rata portion of the operating expenses of any such company.

Among the kinds of investment companies in which a Fund may invest are exchange-traded funds, such as the iShares Trust and iShares, Inc. (“iShares”). Such exchange-traded funds or “ETFs” are designed to replicate the performance of a stock market index or a group of indices in a particular country or region and may provide an efficient means of achieving the Fund’s holdings in the designated geographic sector.

Investments in ETFs are subject to market risk and liquidity risk as well as tracking risk, which is the risk that an ETF will not be able to replicate the performance of the index it tracks. The total return generated by the underlying securities held by an ETF will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other expenses of the ETF. Additionally, certain securities comprising the indices tracked by the exchange-traded funds may, from time-to-time, be temporarily unavailable.

Liquidity Risk (High Yield Bond Fund, Muni High Income Fund, Intermediate Fixed Income Fund and Fixed Income Opportunities Fund) – Liquidity risk exists when particular

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investments are difficult to purchase or sell due to a limited market or to legal restrictions, which may prevent a Fund from selling particular securities at the price at which the Fund values them. The market for illiquid securities is more volatile than the market for liquid securities and it may be more difficult to obtain accurate valuations for a Fund’s illiquid investments. Some senior loans are not as easily purchased or sold as publicly-traded securities due to restrictions on transfers in loan agreements and the nature of the private syndication of senior loans. As a result, some senior loans are illiquid, which means that a Fund’s ability to sell such instruments at an acceptable price may be limited when it wants to do so in order to generate cash or avoid losses. Highly leveraged senior loans (or senior loans in default) also may be less liquid than other senior loans. If a Fund voluntarily or involuntarily sold those types of senior loans, it might not receive the full value it expected. There is currently no established secondary market for the Policies in which the Fixed Income Opportunities Fund invests, and the Policies are not considered liquid investments by the Fund. If the Fund must sell Policies to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Although most of the Muni High Income Fund’s securities must be liquid at the time of investment, securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Muni High Income Fund holds illiquid investments, its portfolio may be hard to value, especially in changing markets. If the Muni High Income Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Muni High Income Fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. To the extent the Muni High Income Fund holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments.

Interest and Credit Risk (Bond Funds) – The value of fixed income securities will fall if interest rates rise. Fixed income securities with longer maturities generally entail greater risk than those with shorter maturities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring a Fund to replace a particular loan with another, lower-yield security. The senior loans in which a Fund invests have floating or adjustable interest rates. For this reason the values of senior loans may fluctuate less than the value of fixed-rate debt securities. However, the interest rate of some senior loans adjust only periodically. Between the times that interest rates on senior loans adjust, the interest rates on those senior loans may not correlate to prevailing interest rates. This will affect the value of the loans and may cause the net asset values of a Fund’s shares to fluctuate.

In addition to interest rate risk, changes in the creditworthiness of an issuer of fixed income securities and the market’s perception of that issuer’s ability to repay principal and interest when due can also affect the value of fixed income securities held by a Fund. Credit risk relates to the ability of the borrower that has entered into a senior loan or the issuer of a debt security to make interest and principal payments on the loan or security as they become due. If the borrower or issuer fails to meet its obligations (e.g., to pay principal and interest when due) the net asset value of a Fund’s shares might be reduced. A downgrade in an issuer’s credit rating or other adverse news about an issuer can reduce the value of that issuer’s securities. A Fund’s investments in senior loans and other debt securities, particularly those below investment grade, are subject to risks of default. Where instruments held by a Fund are collateralized, the underlying lenders may have difficulty liquidating the collateral or enforcing their rights under the terms of the loan agreement and related documents if a borrower defaults or collateral may be insufficient or set aside by a court. The Funds are also exposed to credit risk to the extent they use over-the-counter derivatives (such as swap contracts) or they engage to a significant extent in the lending of Fund securities or the use of repurchase agreements.

Financial Services Firms (Fixed Income Opportunities Fund) – Financial institutions are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change. The financial difficulties of borrowers can negatively impact the industry to the extent that borrowers may not be able to repay loans made by financial institutions. Financial service firms, like banks, depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance lending and other operations. As a result, these firms generally are sensitive to changes in money market and general economic conditions. For instance, when a bank’s borrowers experience financial difficulties, their failure to repay the bank will adversely affect the bank’s financial situation. Financial services firms are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.

ETFs (Fixed Income Opportunities Fund) – Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium

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or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index or indices it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index or indices with respect to the weighting of securities or the number of securities held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.  The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Life Insurance Policy Risk (Fixed Income Opportunities Fund) – The Fund may invest in beneficial interests in Policies. The Policy owner transfers his or her Policy at a discount to its face value (the amount that is payable upon the death of the insured) in return for an immediate cash settlement. The ultimate purchaser of the Policy (in this case, the Fund) is responsible for premiums payable on the Policy and is entitled to receive the full face value from the insurance company upon the death of the insured. If the Fund is unable to make premium payments on a Policy due to liquidity issues or for any other reason, the Policy will lapse and the Fund will lose its ownership interest in the Policy.

There is currently no established secondary market for Policies, and the Policies are not considered liquid investments by the Fund. If the Fund must sell Policies to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss. In addition, market quotations will not be readily available for the Policies in which the Fund invests and the Policies will be priced using a fair value methodology adopted by the Trust’s Board. Many factors may influence the price at which the Fund could sell a Policy and the sales price the Fund could receive for a Policy may differ from the Trust’s valuation of the Policy. Valuing assets using fair value methodologies involves greater reliance on judgment than valuing assets based on market quotations. Among other things, incomplete or inaccurate information regarding an insured can cause the Fund to hold a Policy at a different carrying value than would have been the case had the information been known to the Fund. Privacy laws may also limit the information available about insureds. The Fund obtains life expectancy information from third party life expectancy evaluation firms; however, the life expectancies are only estimates based upon available medical and actuarial data, and no one can predict with certainty when a particular insured will die. The longer the insured lives, the lower the Fund’s rate of return on the related Policy will be. Unanticipated delays in the collection of a substantial number of Policies caused by underestimating an insured’s life expectancy could have a material adverse effect on the Fund.

An insurer may be unable or refuse to pay benefits on a Policy. Although the Fund intends to only purchase Policies for which the applicable contestability period has expired, it is possible that a Policy may be subject to contest by the issuing life insurance company or the insured’s heirs. A Policy is a liability of the issuing life insurance company, and if the life insurance company goes out of business, sufficient funds may not be available to pay that liability. Credit ratings of insurance companies are not a guarantee of quality or a warranty, nor are they a recommendation by the rating agency to buy, sell or hold any financial obligations of such companies.

While the market for Policies has experienced substantial growth, there can be no certainty that this market will remain active and a decrease in the market may result in difficulty purchasing or selling Policies at desired prices and in desired quantities. The market for Policies may also be subject to new government regulation that may impact the Fund’s ability to purchase or sell Policies.

Tax Risk (Fixed Income Opportunities Fund) – To qualify for treatment as a RIC under the Code, the Fund must meet certain requirements regarding the composition of its income, the diversification of its assets, and the amounts of its distributions. If the Fund were to fail to meet any of these requirements, the Fund might not be eligible for treatment as a RIC, in which case it would be subject to federal income tax on its net income at corporate rates (without reduction for distributions to shareholders). When distributed, that income would generally be taxable to shareholders as ordinary dividend income to the extent attributable to the Fund’s earnings and profits. If the Fund were to fail to qualify as a RIC, shareholders of the Fund could realize significantly diminished returns from their investments in the Fund. In the alternative, the Fund might be able to preserve its RIC qualification under those circumstances by meeting certain conditions, which might subject the Fund to certain additional taxes.

Any income the Fund derives from direct investments in Policies may be considered non-qualifying income and must be limited, along with investments in any other non-qualifying sources, to a maximum of 10% of the Fund’s gross income in any fiscal year. In addition, the Fund may invest in Policies through the Subsidiary. The Fund has not received a private letter ruling from the Internal Revenue Service (the “IRS”) confirming that income from the Subsidiary would be qualifying income for purposes of the Fund’s RIC status. However, the Fund has obtained an opinion of counsel, based on representations from the Fund and the Subsidiary, that actual distributions made to the Fund by the Subsidiary will, more likely than not, be treated as qualifying income. As a result either of direct investments in Policies or investments through the Subsidiary, the Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular fiscal year at levels sufficient to limit its non-qualifying income to 10% of the Fund’s gross income, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. If the Fund fails to meet the 10% requirement, the Fund may be subject to the federal income tax consequences described in the preceding paragraph. Alternatively, if the Fund fails to meet the 10% requirement, the Fund may be able to pay a tax equal to the amount of the non-qualifying income to the extent it exceeds one-ninth of the Fund’s qualifying income.

Under current IRS guidance, Policy proceeds paid by a U.S. insurance company to a foreign corporation, such as the Subsidiary, are generally subject to U.S. federal income tax

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withholding at a 30% rate. The Subsidiary intends to qualify for benefits under the U.S.-Ireland tax treaty which would include an exemption from such withholding. There is a risk, however, that a U.S. insurance company issuer may not respect the claimed treaty benefits and may withhold the 30% tax on the proceeds paid to the Subsidiary. In such a case, the Subsidiary may be able to obtain a refund from the IRS.

The tax treatment of the Policies and the Fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the Fund’s taxable income or gains and of distributions made by the Fund. Any changes to the U.S.-Ireland tax treaty, U.S. or Ireland law, or the manner in which the treaty and such laws are applied to the Subsidiary or the Fund, may also have an adverse tax effect on the Subsidiary, the Fund and its shareholders.

Wholly-Owned Subsidiary (Fixed Income Opportunities Fund) – The Fund may invest in Policies by investing in the Subsidiary, which is a wholly-owned subsidiary of the Fund organized under the laws of Ireland. The Subsidiary is not an investment company registered under the 1940 Act and, unless otherwise noted in this Prospectus and the Statement of Additional Information, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or Ireland could affect the ability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could negatively affect the Fund and its shareholders. The Subsidiary (unlike the Fund) may invest an unlimited portion of its net assets in Policies. However, the Subsidiary otherwise is subject to the Fund’s investment restrictions and other policies. The Subsidiary also may invest in other instruments, including fixed income securities, cash and cash equivalents and U.S. government securities. To the extent that the Fund invests in the Subsidiary, it will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are discussed elsewhere in this Prospectus and the Statement of Additional Information.

Private Activity Bonds(Muni High Income Fund) — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

Here are the principal risks that apply to the Multi-Asset Fund:

Allocation – Performance depends on the ability of the Fund’s investment manager to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund directly or indirectly invests. For example, the Fund’s relative investment performance would suffer if only a small portion of its assets were allocated to stocks during a significant stock market advance, and its absolute investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline.

Underlying Funds – Because the Fund invests a significant portion of its assets in underlying funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment goal depends in part upon the ability of the underlying funds to achieve their investment goals. There can be no assurance that the investment goal of any underlying fund will be achieved.

Market Risk of Equity Securities – By investing directly or indirectly in stocks, the Fund may expose you to a sudden decline in a holding’s share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The rights of a company’s common stockholders to dividends and upon liquidation of the company generally are subordinated (i.e., rank lower) to those of preferred stockholders, bondholders and other creditors of the issuer. In addition, preferred stock holders generally do not have voting rights with respect to the issuing company.

Market Risk of Fixed Income Securities – By investing directly or indirectly in fixed income securities, the Fund may expose you to declines in a holding’s value. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Prepayments – The principal of loans underlying mortgage-backed, asset-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed, asset-backed or other pass-through securities to lengthen

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unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities. Extending the average life of a mortgage-backed or other pass-through security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed, asset-backed and other pass-through securities may be less effective than other types of U.S. Government securities as a means of “locking in” interest rates.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indication that reflects only the view of the originating rating agency from which an explanation of the significance of its ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings may have an effect on the liquidity or market price of the securities in which the Fund invests.

Interest Rate Risk of Preferred Stock – Preferred stock is issued with a fixed par value and pays dividends based on a percentage of that par value at a fixed rate. As with fixed income securities, which also make fixed payments, the market value of preferred stock is sensitive to changes in interest rates. Preferred stock generally decreases in value if interest rates rise and increases in value if interest rates fall.

High Yield (“Junk”) Bonds – High yield bonds involve greater risks of default or downgrade, are more volatile than investment grade securities and are considered speculative by the major credit rating agencies. High yield bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns, which may result in a weakened capacity of the issuer to make principal or interest payments. High yield bonds are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security. High yield bonds may also experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions. There is no lower limit on the ratings of high yield securities that may be purchased or held by the Fund or an underlying fund. In addition, the Fund may invest directly or indirectly in unrated securities. Lower rated securities and unrated equivalents are speculative and may be in default.

Liquidity Risk – Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, which may prevent the Fund from selling particular securities at the price at which the Fund values them. The market for illiquid securities is more volatile than the market for liquid securities and it may be more difficult to obtain accurate valuations for the Fund’s illiquid investments. Some senior loans are not as easily purchased or sold as publicly-traded securities due to restrictions on transfers in loan agreements and the nature of the private syndication of senior loans. As a result, some senior loans are illiquid, which means that the Fund’s ability to sell such instruments at an acceptable price may be limited when it wants to do so in order to generate cash or avoid losses. Highly leveraged senior loans (or senior loans in default) also may be less liquid than other senior loans. If the Fund voluntarily or involuntarily sold those types of senior loans, it might not receive the full value it expected.

Municipal Obligations – U.S. state and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Foreign government obligations are also subject to similar risks that the issuer of the obligations may be unable or unwilling to repay principal or interest when due.

Foreign Securities – Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. Some risks of investing in securities of foreign companies include: (1) unfavorable changes in currency exchange rates, (2) economic and political instability, (3) less publicly available information, (4) less strict auditing and financial reporting requirements, (5) less governmental supervision and regulation of securities markets, (6) higher transaction costs, and (7) greater possibility of not being able to sell securities on a timely basis.

Emerging Market Securities – Investments in emerging market countries are subject to all of the risks of foreign investing generally and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:

•	Less social, political and economic stability;

•	Smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility;

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•	Unpredictable changes in national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;

•	Less transparent and established taxation policies;

•	Less developed regulatory or legal structures governing private and foreign investments or allowing for judicial redress for injury to private property;

•	Less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud;

•	Inadequate, limited and untimely financial reporting as accounting standards and auditing requirements may not correspond with standards generally accepted in the international capital markets;

•	Less financial sophistication, creditworthiness, and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts;

•	Insolvency of local banking systems due to concentrated debtor risk, imprudent lending, the effect of inefficiency and fraud in bank transfers and other systemic risks;

•	Less developed local banking infrastructure creating an inability to channel domestic savings to companies in need of finance which can therefore experience difficulty in obtaining working capital;

•	Risk of government seizure of assets;

•	Less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;

•	Greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;

•	Higher rates of inflation and more rapid and extreme fluctuations in inflation rates;

•	Greater sensitivity to interest rate changes;

•	Fraudulent activities of management;

•	Smaller, more volatile and less liquid securities markets;

•	Increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;

•	Greater debt burdens relative to the size of the economy;

•	More delays in settling portfolio transactions and heightened risk of loss from shareholder registration and custody practices;

•	Less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries;

•
Trade embargoes, sanctions and other restrictions may, from time to time, be imposed by international bodies (for example, the United Nations) or sovereign states (for example, the United States) or their agencies on investments held or to be held by the Fund resulting in an investment or cash flows relating to an investment being frozen or otherwise suspended or restricted.

Because of the above factors, investments in emerging market countries are subject to greater price volatility and illiquidity than investments in developed markets.

Here are the principal risks that apply to the Equity Funds:

Market Risk of Equity Securities (Equity Funds) – By investing directly or indirectly in stocks, a Fund may expose you to a sudden decline in a holding’s share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The rights of a company’s common stockholders to dividends and upon liquidation of the company generally are subordinated (i.e., rank lower) to those of preferred stockholders, bondholders and other creditors of the issuer. In addition, preferred stock holders generally do not have voting rights with respect to the issuing company. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike preferred stock, warrants do not pay fixed dividends. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Foreign Investments(Emerging Markets Fund and Socially Responsible Equity Fund) – Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. The Funds invest in U.S. dollar denominated American Depositary Receipts of foreign companies (“ADRs”) which are sponsored by the foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities, and are subject to the risks of changes in currency or exchange rates (which affect the value of the issuer even though ADRs are denominated in U.S. dollars) and the risks of investment in foreign securities. Some risks of investing in securities of foreign companies include: (1) unfavorable changes in currency exchange rates, (2) economic and political instability, (3) less publicly available information, (4) less strict auditing and financial reporting requirements, (5) less governmental supervision and regulation of securities markets, (6) higher transaction costs, and (7) greater possibility of not being able to sell securities on a timely basis.

Emerging Markets Securities (Emerging Markets Fund) – Investments in emerging market countries are subject to all of the risks of foreign investing generally and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:

•	Less social, political and economic stability;

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•	Smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility;

•	Unpredictable changes in national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;

•	Less transparent and established taxation policies;

•	Less developed regulatory or legal structures governing private and foreign investments or allowing for judicial redress for injury to private property;

•	Less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud;

•	Inadequate, limited and untimely financial reporting as accounting standards and auditing requirements may not correspond with standards generally accepted in the international capital markets;

•	Less financial sophistication, creditworthiness, and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts;

•	Insolvency of local banking systems due to concentrated debtor risk, imprudent lending, the effect of inefficiency and fraud in bank transfers and other systemic risks;

•	Less developed local banking infrastructure creating an inability to channel domestic savings to companies in need of finance which can therefore experience difficulty in obtaining working capital;

•	Risk of government seizure of assets;

•	Less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;

•	Greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;

•	Higher rates of inflation and more rapid and extreme fluctuations in inflation rates;

•	Greater sensitivity to interest rate changes;

•	Fraudulent activities of management;

•	Smaller, more volatile and less liquid securities markets;

•	Increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;

•	Greater debt burdens relative to the size of the economy;

•	More delays in settling portfolio transactions and heightened risk of loss from shareholder registration and custody practices;

•	Less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries

•
Trade embargoes, sanctions and other restrictions may, from time to time, be imposed by international bodies (for example, the United Nations) or sovereign states (for example, the United States) or their agencies on investments held or to be held by the Fund resulting in an investment or cash flows relating to an investment being frozen or otherwise suspended or restricted.

Because of the above factors, investments in emerging market countries are subject to greater price volatility and illiquidity than investments in developed markets.

Investment Style (U.S. Core Equity Fund, Socially Responsible Equity Fund and Emerging Markets Fund) – A core equity style is primarily used to select investments for the U.S. Core Equity Fund, and a value style is primarily used to select investments for the Socially Responsible Equity Fund and a growth style is primarily used to select investments for the Emerging Markets Fund. These styles may fall out of favor, may underperform other styles and may increase the volatility of a Fund’s share price.

Small and Medium Capitalization (Mid-Cap) Companies (Dividend & Income Fund, Emerging Markets Fund, U.S. Core Equity Fund and Socially Responsible Equity Fund) – Investing in securities of small- and mid-capitalization companies involves greater risk than investing in larger companies, because smaller companies may be subject to more abrupt or erratic share price changes than larger companies. Smaller companies typically have more limited product lines, markets, or financial resources than larger companies, and their management may be dependent on a limited number of key individuals. Small companies may have limited market liquidity, and their prices may be more volatile. These risks are greater when investing in the securities of newer small companies. As a result, small company stocks, and therefore a Fund, may fluctuate significantly more in value than will larger company stocks and mutual funds that focus on them.

Foreign Currency Risk (Emerging Markets Fund) – The Fund’s direct or indirect investments in securities denominated in foreign currencies are subject to currency risk, which means that the value of those securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. The Fund may invest in foreign currencies to hedge against the risks of variation in currency exchange rates relative to the U.S. Dollar. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the ability of the Adviser to predict movements in exchange rates. Some countries in which the Fund may directly or indirectly invest may have fixed or managed currencies that are not freely convertible at market rates into the U.S. Dollar. Certain currencies may not be internationally traded. Many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments.

Real Estate Investment Trust (“REIT”) Risk (Dividend & Income Fund) – Investments in REITs will subject the Fund to various risks. The first, real estate industry risk, is the risk that REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. The second risk is the risk that

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returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs are subject to legislative or regulatory changes, adverse market conditions and increased competition. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns.

REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. They are paid interest by the owners of the financed properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Qualification as a REIT under the Code in any particular year involves a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as REITs will qualify as REITs. An entity that failed to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the long-term capital gains character of such gains earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund’s yield on that investment.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. The Fund’s investments in REITs may include an additional risk to shareholders in that some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain.

Financial Services Firms(Emerging Markets Fund) – Financial institutions are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change. The financial difficulties of borrowers can negatively impact the industry to the extent that borrowers may not be able to repay loans made by financial institutions. Financial services firms, like banks, depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance lending and other operations. As a result, these firms generally are sensitive to changes in money market and general economic conditions. For instance, when a bank’s borrowers experience financial difficulties, their failure to repay the bank will adversely affect the bank’s financial situation. Financial services firms are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.

Sector Concentration(Emerging Markets Fund) – The Fund may invest a significant portion of its total assets in various industries in one or more sectors of the economy.  To the extent the Fund’s assets are invested in a sector of the economy, the Fund will be subject to market and economic factors affecting companies in that sector.

Risks of Consumer Discretionary Investments(Emerging Markets Fund) – The success of consumer product manufacturers and retailers is tied closely to the performance of the overall international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

Non-diversification(Emerging Markets Fund) – The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Risks of Investment through Mauritius (Emerging Markets Fund) – The Emerging Markets Fund currently intends to invest indirectly in securities of Indian companies through the Mauritius Subsidiary, an entity formed in the Republic of Mauritius that will also be managed by the Adviser. The Mauritius Subsidiary will seek to maintain residency in Mauritius in order to allow the Fund to take advantage of the currently effective income tax treaty between India and Mauritius. The Supreme Court of India has upheld the validity

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of this tax treaty in response to a lower court challenge of the treaty’s applicability to certain foreign entities. The Supreme Court clarified that a certificate of residence in Mauritius is sufficient evidence of residence in Mauritius for purposes of the India-Mauritius treaty. The Mauritius Subsidiary has received a Tax Residence Certificate from the Mauritian Commissioner of Income Tax.

In 2004, India reduced from 10% to zero the tax rate on long-term capital gains arising from the sale on a recognized stock exchange in India of, among other things, equity shares and units of “equity oriented” funds, provided that the applicable securities transaction tax has been paid. The Fund can take advantage of this zero tax rate through its investments through the Mauritius Subsidiary. The Indian tax rate on short-term capital gains is currently 15%. The primary tax advantage of investing through the Mauritius Subsidiary and relying on the India-Mauritius treaty is the elimination of the 15% Indian tax on short-term capital gains. Any change in the provisions of this treaty, in its applicability to the Fund or the Mauritius Subsidiary, or in the requirements established by Mauritius to qualify as a Mauritius resident, could result in the imposition of various taxes on the Fund by India, which could reduce the return to the Fund on its investments. Recently, amendments to the treaty have been proposed. If enacted in their proposed form, these or any other changes to the treaty, Indian or Mauritian tax laws, or the manner in which the treaty and such laws are applied to the Fund or the Mauritius Subsidiary, might have an adverse tax effect on the Fund and its shareholders, possibly with retroactive effect.

NON-PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS OF THE FUNDS

The following risks of the Funds referred to below are related to non-principal investment strategies of those Funds. These risks are in addition to the principal risks of the Funds discussed above.

Sector Concentration (All Funds) – From time to time a Fund may invest a significant portion of its total assets in various industries in one or more sectors of the economy. To the extent a Fund’s assets are invested in a sector of the economy, the Fund will be subject to market and economic factors affecting companies in that sector.

Portfolio Turnover (All Funds) – Each Fund will sell a security when its portfolio managers believe it is appropriate to do so, regardless of how long a Fund has owned that security. Buying and selling securities generally involves some expense to a Fund, such as commissions paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund’s annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. On the other hand, a Fund may from time to time realize commission costs in order to engage in tax minimization strategies if the result is a greater enhancement to the value of a Fund share than the transaction cost to achieve it. Increased brokerage costs may adversely affect a Fund’s performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. The Multi-Asset Fund’s underlying funds may have similar policies. Annual portfolio turnover of 100% or more is considered high.

Municipal Obligations (Government Money Fund and Prime Money Fund) – U.S. state and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations.

Tobacco-Free Investments(Limited Maturity Fund, U.S. Core Equity Fund and Socially Responsible Equity Fund) – The Funds follow a guideline of restricting investment in securities of tobacco-related companies through the research of MSCI ESG Research. This may reduce the total returns of the Funds during certain periods.

Commodities (Multi-Asset Fund) – The Fund may invest a portion of its assets in exchange-traded notes or exchange-traded funds that are linked to commodities or commodities indexes. The Fund’s direct or indirect exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or risks affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Foreign Currencies (Multi-Asset Fund) – The Fund’s direct or indirect investments in securities denominated in foreign currencies are subject to currency risk, which means that the value of those securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. The Fund may invest in foreign currencies to hedge against the risks of variation in currency exchange rates relative to the U.S. Dollar. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the ability of the Adviser to predict movements in exchange rates. Some countries in which the Fund may directly or indirectly invest may have fixed or managed currencies that are not freely convertible at market rates into the U.S. Dollar. Certain currencies may not be internationally traded. Many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may

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differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments.

Hedge Funds(Multi-Asset Fund) – The Fund may invest up to 10% of its net assets in private investment funds (“Hedge Funds”) managed by various investment managers (“Managers”) that use a variety of investment strategies, including investment in other Hedge Funds. By investing in Hedge Funds indirectly through the Fund, an investor indirectly bears a portion of the asset-based fees, incentive-based allocations and other expenses borne by the Fund as an investor in Hedge Funds, in addition to the operating expenses of the Fund. The incentive-based allocations assessed by Managers and borne directly by the Fund may create an incentive for Managers to make investments that are riskier or more speculative than those that might have been made in the absence of incentive-based allocations. Because the Managers value the Hedge Funds they manage, which directly affects the amount of incentive-based allocations they receive, Managers face a conflict of interest in performing such valuations. Various risks are associated with the securities and other instruments in which Hedge Funds may invest, their investment strategies and the specialized investment techniques they may use. Hedge Funds are not registered as investment companies under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Therefore, the Fund, as an investor in Hedge Funds, does not have the benefit of the protections afforded by the Investment Company Act to investors in registered investment companies, such as mutual funds. To the extent the Fund invests in a Hedge Fund that allows its investors to effect withdrawals only at certain specified times, the Fund may not be able to withdraw its investment in such Hedge Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund’s investment return. To the extent the Fund invests in a Hedge Fund that is permitted to distribute securities in kind to investors making withdrawals, upon the Fund’s withdrawal of all or a portion of its interest in such Hedge Fund the Multi-Asset Fund may receive securities that are illiquid or difficult to value. The Fund considers its investments in Hedge Funds to be illiquid.

Inflation-Indexed Bonds (Multi-Asset Fund) – The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds may react differently than other fixed income securities to changes in interest rates. Because interest rates on inflation-indexed bonds are adjusted for inflation, the values of these bonds are not materially affected by inflation expectations. Therefore, the values of inflation-indexed bonds are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security falls when real interest rates rise and rises when real interest rates fall.

Real Estate Investment Trust (“REIT”) Risk (Multi-Asset Fund) – Investments in REITs will subject the Fund to various risks. The first, real estate industry risk, is the risk that REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs are subject to legislative or regulatory changes, adverse market conditions and increased competition. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns.

Qualification as a REIT under the Code in any particular year involves a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as REITs will qualify as REITs. An entity that failed to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the long-term capital gains character of such gains earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund’s yield on that investment.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. The Fund’s investments in REITs may include an additional risk to shareholders in that some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital.

Repurchase Agreements(Multi-Asset Fund) – The Fund may invest in repurchase agreements. Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. Under all repurchase agreements entered into by the Fund, the Fund’s custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the U.S. Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delays and costs in selling the security and may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor. The Fund may also invest in repurchase agreements collateralized by securities

CITY NATIONAL ROCHDALE FUNDS | PAGE 86

issued by foreign issuers, which are also subject to the risks associated with foreign securities discussed above under “Principal Risks of the Funds.”

Sector Concentration(Muni High Income Fund) – From time to time the Fund may invest a significant portion of its total assets in various industries in one or more sectors of the economy. To the extent the Fund’s assets are invested in a sector of the economy, the Fund will be subject to market and economic factors affecting companies in that sector.

management of the funds

INVESTMENT MANAGER

City National Rochdale, (the “Adviser”) provides the Funds, the Subsidiary and the Mauritius Subsidiary with investment management services. The Adviser’s address is City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.

The Adviser is a wholly owned subsidiary of City National Bank (“CNB”) with approximately $22.1 billion in assets under management as of December 31, 2013. CNB, a federally chartered commercial bank founded in the early 1950s, is itself a wholly owned subsidiary of City National Corporation, a New York Stock Exchange listed company. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 50 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 2013, CNB and its affiliates had approximately $64.7 billion in assets under administration, which includes approximately $45 billion in assets under management.

Subject to the oversight of the Board of Trustees, the Adviser has complete discretion as to the purchase and sale of investments for the Funds it directly manages, consistent with each such Fund’s investment objective, policies and restrictions.

The Adviser is responsible for the evaluation, selection and monitoring of the sub-advisers of the Muni High Income Fund, High Yield Bond Fund, Fixed Income Opportunities Fund and Socially Responsible Equity Fund (collectively, the “Sub-advised Funds”). The Adviser selects sub-advisers based on a variety of factors, including investment style, performance record and the characteristics of each sub-adviser’s typical investments. The assets of the Fixed Income Opportunities Fund are divided into various sleeves and the Adviser is responsible for allocating the assets among the sub-advisers in accordance with their specific investment styles.

The sub-advisers manage the Sub-advised Funds’ investments and are responsible for making all investment decisions and placing orders to purchase and sell securities for these Funds. Subject to the oversight of the Adviser and the Board of Trustees, the sub-advisers have complete discretion as to the purchase and sale of investments for these Funds consistent with each Fund’s investment objective, policies and restrictions.

The Adviser (and prior to September 10, 2013, City National Asset Management, Inc. (“CNAM”), which was reorganized into City National Rochdale effective September 10, 2013) received a fee from each Fund below for its investment management services at the annual rates set forth in the following table for the fiscal year ended September 30, 2013. Each annual rate is stated as a percentage of the average annual net assets of the Fund. These fees reflect fee waivers

CITY NATIONAL ROCHDALE FUNDS | PAGE 87

or reimbursements of fees waived by the Adviser or CNAM in prior years. The sub-advisers are compensated out of the investment management fees paid to the Adviser.

Government Money Market Fund	0.06%
Prime Money Market Fund	0.13%
California Tax Exempt Money Market Fund	0.09%
Limited Maturity Fund	0.50%
Government Bond Fund	0.42%
Corporate Bond Fund	0.40%
California Tax Exempt Bond Fund	0.26%
High Yield Bond Fund(1)	0.66%
Multi-Asset Fund	0.50%
Socially Responsible Equity Fund	0.75%

(1)	Effective January 28, 2013, the management fee was reduced from 0.75% to 0.60%.

The Adviser received a fee from each Fund below (and prior to March 29, 2013, from the Funds’ Predecessor Funds) for its investment management services at the annual rates set forth in the table below for the fiscal year ended September 30, 2013. Each annual rate is stated as a percentage of the average annual net assets of the Fund. These fees reflect fee waivers or reimbursements of fees waived by the Adviser in prior years. The sub-advisers are compensated out of the investment management fees paid to the Adviser.

Dividend & Income Fund	0.47%
Intermediate Fixed Income Fund	0.90%
Fixed Income Opportunities Fund	0.38%
Emerging Markets Fund	0.46%

The Adviser receives a fee from the Muni High Income Fund for its investment management services at the annual rate of 0.45% of the average annual net assets of the Muni High Income Fund. The Adviser has voluntarily agreed to limit its fees or reimburse expenses with respect to the Muni High Income Fund to the extent necessary to keep total annual fund operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) at or below the annual rates set forth in the following table. The Adviser intends to continue this arrangement at least through January 31, 2015. Any fee reductions or reimbursements may be repaid to the Adviser within three years after they occur if such repayments can be achieved within the Muni High Income Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Servicing Class	Class N
0.90%	1.15%

The Adviser has voluntarily agreed to limit its fees or reimburse expenses to the extent necessary to keep total annual fund operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) at or below the levels set forth in the following table. To the extent that the excluded expenses are incurred, total operating expenses may exceed the agreed upon limits. The Adviser intends to continue these arrangements for the Money Market Funds until further notice and, for Funds other than the Money Market Funds, at least through January 31, 2015. Any fee reductions or reimbursements may be repaid to the Adviser within three years after they occur if such repayments can be achieved within a Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied. Any such repayments will be ratified by the City National Rochdale Funds’ Board.

	Institutional Class	Servicing Class	Class N	Class S
Government Money Market Fund	N/A	0.63%	0.93%	1.13%
Prime Money Market Fund	0.38%	0.63%	0.93%	1.13%
California Tax Exempt Money Market Fund	N/A	0.55%	0.85%	1.05%
Limited Maturity Fund*	0.67%	N/A	0.92%	N/A
Government Bond Fund	0.53%	0.78%	1.03%	N/A
Corporate Bond Fund	N/A	0.76%	1.01%	N/A
California Tax Exempt Bond Fund	N/A	0.63%	0.88%	N/A
High Yield Bond Fund	0.70%	0.95%	1.20%	N/A
Intermediate Fixed Income Fund	0.51%	N/A	1.01%	N/A
Fixed Income Opportunities Fund	N/A	N/A	1.09%	N/A
Multi-Asset Fund	0.99%	1.24%	1.49%	N/A
Dividend & Income Fund	N/A	N/A	1.11%	N/A
U.S. Core Equity Fund	0.55%	0.80%	1.05%	N/A
Socially Responsible Equity Fund*	0.89%	N/A	1.14%	N/A

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	Institutional Class	Servicing Class	Class N	Class S
Emerging Markets Equity Fund	N/A	N/A	1.61%	N/A

*
With respect to the Limited Maturity Fund and Socially Responsible Equity Fund, the voluntary limits in the table are in addition to the contractual expense limitations described in the fee table in each Fund’s summary section.

A discussion regarding the basis for the Board of Trustees’ approval of the Funds’ investment advisory agreement with the Adviser with respect to all Funds except the Muni High Income Fund is available in the Funds’ Annual Report for the fiscal year ended September 30, 2013. A discussion regarding the basis for the Board of Trustees’ approval of the Muni High Income Fund’s investment advisory agreement with the Adviser will be available in the Funds’ Semi-Annual Report for the fiscal period ended March 31, 2014.

SUB-ADVISERS AND PORTFOLIO MANAGERS

Following is certain information about the individuals employed by or associated with the Adviser or the relevant sub-adviser who are primarily responsible for the day-to-day management of each Fund’s investment portfolio (the “Portfolio Managers”), if any, and in the case of the Sub-advised Funds, certain information about the sub-advisers. The SAI contains additional information about the sub-advisers and the Portfolio Managers, including the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

MONEY MARKET FUNDS

All investment decisions for the Money Market Funds are made by the Adviser’s Fixed Income Team of investment professionals, all of whom take an active part in the decision-making process.

LIMITED MATURITY FUND

Paul C. Single and William C. Miller, Jr. serve as portfolio managers for the Limited Maturity Fund.

Paul C. Single is Senior Vice President and Director – Fixed Income Investments of the Adviser. Mr. Single has over 26 years of institutional investment management experience and specializes in investment grade taxable fixed income securities. Prior to joining CNB in 2002, Mr. Single was a principal and portfolio manager of Wells Capital Management.

William C. Miller, Jr. is Senior Vice President and Director – Fixed Income Investments of the Adviser. Mr. Miller has over 13 years of investment management experience and specializes in the research, analysis, and selection of fixed income securities. Prior to joining CNB in 2001, Mr. Miller was an Investment Officer with Fiduciary Trust International of California and from 1995 to 1998, was an Associate with Pacific Investment Management Company. Mr. Miller, a Chartered Financial Analyst, holds a bachelor’s degree with a concentration in Finance from California State University, Fullerton.

GOVERNMENT BOND FUND

Paul C. Single and Robert Harder serve as portfolio managers for the Government Bond Fund.

Information about Mr. Single’s background and experience is provided above under “Limited Maturity Fund.”

Robert Harder is Senior Vice President and Senior Portfolio Manager of the Adviser and specializes in the research, analysis, selection and trading of fixed income securities. Mr. Harder has over 15 years of investment management experience. Prior to joining CNB in 2005, he served as a portfolio manager and relationship manager at Wells Capital Management, the registered investment adviser group at Wells Fargo Bank. Prior to joining Wells Fargo, Mr. Harder served as supervisor of investment performance for Wilshire Associates Incorporated. Mr. Harder holds a bachelor’s degree in History from UCLA.

CORPORATE BOND FUND

William C. Miller and Robert Harder serve as portfolio managers for the Corporate Bond Fund.

Information about Mr. Miller’s background and experience is provided above under “Limited Maturity Fund.”

Information about Mr. Harder’s background and experience is provided above under “Government Bond Fund.”

CALIFORNIA TAX EXEMPT BOND FUND

Gregory Kaplan and Kathleen Meyer serve as portfolio managers for the California Tax Exempt Bond Fund.

Gregory Kaplan serves as Senior Vice President and Director – Fixed Income Investments of the Adviser. Mr. Kaplan has over 20 years of experience in the financial industry. Prior to joining the Adviser, he served as vice president and portfolio manager for Robertson Stephens Asset Management. Mr. Kaplan is a Chartered Financial Analyst and holds an MBA in Finance from The Pamplin School of Business at Virginia Tech, and a BS in Finance from Rutgers University.

Kathleen Meyer is Senior Vice President and Senior Portfolio Manager of the Adviser, where she focuses on research, analysis, selection, and trading of tax-exempt fixed income securities. Ms. Meyer has over 25 years of experience in the investment industry. Prior to joining CNB in 2008, she served as senior vice president and senior portfolio manager at U.S. Trust. She has also served as vice president and tax-exempt high-net-worth specialist at Merrill Lynch, vice president and portfolio manager at First Interstate Bank, and portfolio manager at E. F. Hutton. Ms. Meyer holds a bachelor’s degree from Arizona State University.

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MUNI HIGH INCOME FUND

Waddell & Reed Investment Management Company (“Waddell & Reed”). Waddell & Reed currently serves as the Muni High Income Fund’s sub-adviser, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with the Adviser. Waddell & Reed is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed provides investment advisory services to institutional clients including mutual funds, closed-end funds, retirement plans and separate account holders, and as of September 30, 2013, managed or sub-managed $ 45.2 billion in assets. Waddell & Reed is owned by Waddell & Reed, Inc.

The Muni High Income Fund is managed by Michael J. Walls, Senior Vice President of Waddell & Reed. He has been an employee of Waddell & Reed since March 1999, when he joined the company as an investment analyst. He earned a BA in economics and German from Denison University, and an MBA with an emphasis in finance from Xavier University. Mr.Walls holds a Certificate of General Insurance.

A discussion regarding the basis of the Board of Trustees’ approval of the sub-advisory agreement with Waddell & Reed will be available in the Funds’ Semi-Annual Report for the fiscal period ended March 31, 2014.

HIGH YIELD BOND FUND

Guggenheim Partners Investment Management, LLC (“Guggenheim”). Guggenheim currently serves as the High Yield Bond Fund’s sub-adviser, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with the Adviser. Guggenheim’s headquarters are located at 100 Wilshire Boulevard, Santa Monica, California 90401. Guggenheim provides investment advisory services to institutional clients including public pensions, corporate pensions, foundations, insurance companies and family offices, and as of December 31, 2013, managed or sub-managed approximately $122.1 billion in assets. Guggenheim is an indirect subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm which offers capital markets services, portfolio and risk management expertise, wealth management, investment management and family office services.

The High Yield Bond Fund is managed by Jeffrey Abrams, a Senior Managing Director and Portfolio Manager at Guggenheim. Mr. Abrams is a portfolio manager for Guggenheim’s Corporate Credit Strategies and is a member of the Investment Committee. He has been with Guggenheim Partners since May 2002. During his career at the firm, Mr. Abrams has been a senior analyst covering the food and beverage sectors, then subsequently led an industry team focused on investing across the leveraged credit markets in a number of industries, including financial institutions, retail, food and beverage, and consumer products.

Kevin Gundersen, CFA, Senior Managing Director, is the secondary portfolio manager for the High Yield Bond Fund. Mr. Gundersen is a portfolio manager for Guggenheim’s Corporate Credit Strategies and is a member of the Investment Committee. He has been with Guggenheim Partners since December 2002. During his career at the firm, Mr. Gundersen has been an analyst covering a variety of sectors, and subsequently led an industry team that focused on investing across the capital structure in the media, telecommunications and technology sectors.

A discussion regarding the basis of the Board of Trustees’ approval of the sub-advisory agreement with Guggenheim is available in the Funds’ Annual Report for the fiscal year ended September 30, 2013.

INTERMEDIATE FIXED INCOME FUND

William C. Miller, Jr. and Paul C. Single are portfolio managers for the Intermediate Fixed Income Fund.

Information about Messrs. Miller’s and Single’s backgrounds and experience is provided above under “Limited Maturity Fund.”

FIXED INCOME OPPORTUNITIES FUND

City National Rochdale, LLC. Garrett R. D’Alessandro, Bruce Simon and William C. Miller, Jr. are portfolio managers for the Fixed Income Opportunities Fund.

Garrett R. D’Alessandro is the Adviser’s President and Chief Executive Officer and has over 27 years experience in the investment industry. He joined the Adviser in 1986. Mr. D’Alessandro, a Chartered Financial Analyst, holds an M.B.A. in Finance from the Stern School of Business at New York University.

Bruce Simon is Chief Investment Officer of the Adviser. Mr. Simon has over 25 years of experience in the investment industry. Prior to joining CNB in 2011, Mr. Simon served as Chief Investment Officer and a Managing Director at Ballentine Partners, an investment management firm, for three years. Prior to that, from 2002 to 2006, Mr. Simon served as Chief Investment Officer and a Managing Director at Morgan Stanley’s private wealth management division. Mr. Simon, a Chartered Financial Analyst, holds an MBA in Applied Economics from George Washington University and a bachelor’s degree from Penn State University.

Information about Mr. Miller’s background and experience is provided above under “Limited Maturity Fund.”

Seix Investment Advisors LLC. Seix began operating in 2008 as a registered investment adviser and wholly-owned subsidiary of RidgeWorth Capital Management, Inc., an investment adviser registered with the SEC. Its predecessor, Seix Investment Advisers, Inc., was founded in 1992 and was independently owned until 2004 when the firm joined RidgeWorth (formerly known as Trusco Capital Management, Inc.) as a fixed income investment management division. Seix is headquartered at 10

CITY NATIONAL ROCHDALE FUNDS | PAGE 90

Mountainview Road, Suite C-200, Upper Saddle River, New Jersey, 07458. As of December 31, 2013, Seix managed assets of approximately $26.6 billion. Seix also provides investment advisory services to other investment companies, corporations, endowments, foundations, public funds and other institutional investors.

George Goudelias has primary responsibility for day-to-day investment decisions with respect to Seix’s portion of the Fund. Mr. Goudelias is a Managing Director, Senior Portfolio Manager and Head of the High Yield Bank Loans and Bonds Group and has been with Seix since 2004.

Federated Investment Management Company. Federated is a wholly-owned subsidiary of Federated Investors, Inc., which through its advisory subsidiaries managed assets of approximately $376.1 billion as of December 31, 2013. Federated Advisory Services Company (“FASC”), an affiliate of Federated, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to Federated. The fee for such services is paid by Federated and not by the Fund. Both Federated and FASC are headquartered at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. Federated also provides investment advisory services to other investment companies.

Mark E. Durbiano has primary responsibility for day-to-day investment decisions with respect to Federated’s portion of the Fund. Mr. Durbiano is a Senior Vice President, Senior Portfolio Manager, Head of Federated’s Domestic High Yield Group and Head of Federated’s Bond Sector Pod/Committee. He has been with Federated since 1982. Mr. Durbiano, a Chartered Financial Analyst, holds a B.A. from Dickinson College and an M.B.A. from the University of Pittsburgh.

GML Capital LLP. GML is a limited liability partnership organized under the laws of England & Wales. As of November 29, 2013, GML had approximately $653 million in assets under management or advisory mandates. GML is located at The Met Building, 22 Percy Street, London W1T 2BU, United Kingdom and is ultimately owned by Stefan Pinter and Theodore Stohner. GML also provides investment advisory services to investment companies and other pooled investment vehicles.

Theodore Stohner and Maxim Matveev have primary responsibility for the day-to-day investment decisions with respect to GML’s portion of the Fund. Mr. Stohner is lead portfolio manager for the portion of the Fixed Income Opportunities Fund managed by GML. Mr. Stohner is a founding member of GML, joining GML in 1994. Mr. Matveev is a Portfolio Manager for GML, joining GML in 2005.

Alcentra Limited. Alcentra was incorporated in England and Wales on March 4, 2003 and is located at 10 Gresham Street, London, United Kingdom, EC2V 7JD. Alcentra is regulated by the Financial Conduct Authority and the SEC, and is a subsidiary of BNY Alcentra Group Holdings, Inc., part of BNY Mellon Asset Management. The Bank of New York Mellon Corporation (“BNY Mellon Corp”) held 99% of the shares of BNY Alcentra Group Holdings, Inc. as of March, 2014. Alcentra and its affiliates had assets under management of $22.6 billion as of January 31, 2014.

Graham Rainbow has primary responsibility for the day-to-day investment decisions with respect to Alcentra’s portion of the Fund. Mr. Rainbow has been a European Loan Portfolio Manager at Alcentra since 2008.

Ashmore Investment Management Limited.  Ashmore is registered as an investment adviser with the SEC, and is indirectly wholly-owned by Ashmore Group plc, a company incorporated in England and Wales which is listed on the official list of the UK Listing Authority and admitted to trading on the London Stock Exchange. Ashmore is located at 61 Aldwych, London, United Kingdom, WC2B 4AE. As of March 31, 2014, Ashmore Group plc’s total assets under management, including pooled vehicles and accounts located outside the United States, were approximately $70.1 billion.

Members of the Investment Committee (Mark Coombs as Chair, Herbert Saller, Ricardo Xavier and Robin Forrest) have primary responsibility for the day-to-day investment decisions with respect to Ashmore’s portion of the Fund. Mr. Coombs has been Chief Executive Officer of Ashmore since inception of the firm and Chair of its Investment Committee since 1992.  Mr. Saller has been Senior Portfolio Manager of Ashmore since 2002 and a member of its Investment Committee since 2010. Mr. Xavier has been Senior Portfolio Manager of Ashmore since 2003 and a member of its Investment Committee since 2009.  Mr. Forrest has been a Senior Portfolio Manager of Ashmore since 2006 and member of its Investment Committee since 2012.

All Financial Partners II LLC.  All Financial is registered as an investment adviser with the SEC and is an indirect wholly-owned subsidiary of All Financial Group LLC.  All Financial is located at 7 Partridge Hollow Road, Greenwich CT.  As of December 31, 2013, All Financial's assets under management were $0.

Michael Krasnerman has primary responsibility for day-to-day management with respect to All Financial's portion of the Fund.  Mr. Krasnerman has been Chief Executive Officer of All Financial since 2013 and Chief Executive Officer of All Financial Group LLC since its inception in 2008.

Discussions regarding the basis for the Board of Trustees' approvals of the sub-advisory agreements with Federated and GML are available in the Funds' Annual Report for the fiscal year ended September 30, 2013.  Discussions regarding the basis for the Board of Trustees' approvals of the sub-advisory agreements with Alcentra and Seix are available in the Funds' Semi-Annual Report for the fiscal period ended March 31, 2014.  Discussions regarding the basis for the Board of Trustees' approvals of the sub-advisory agreements with Ashmore and All Financial will be available in the Funds' Annual Report for the fiscal year ended September 30, 2014.

MULTI-ASSET FUND

Bruce Simon, William C. Miller, Thomas A. Galvin and Fang Q. Zhou serve as portfolio managers for the Multi-Asset Fund.

Information about Mr. Simon’s background and experience is proved above under “Fixed Income Opportunities Fund.”

Information about Mr. Miller’s background and experience is provided above under “Limited Maturity Fund.”

Thomas A. Galvin is Senior Vice President and Director of U.S. Equity Research of the Adviser. Mr. Galvin has 29 years of equity investment experience. Prior to joining the Adviser in 2012, Mr. Galvin served as Managing Partner at Galvin Asset Management, which he founded in 2007. Prior to founding Galvin Asset Management, he was a Senior Portfolio Manager and Director of Research at UBS Global Asset Management, from 2006 to 2007. From 1991 to 2006, Mr. Galvin was with Forstmann – Leff Associates, where he held a number of positions including Chief Investment Officer and Director of Research. Mr. Galvin earned an M.B.A. in Finance and Investments from Fordham University and a B.A. in Economics with a minor in Accounting from Queens College.

Fang Q. Zhou is Director of Quantitative Analysis of the Adviser. Mr. Zhou has over 12 years of investment experience. Mr. Zhou joined the former Rochdale Investment Management’s (predecessor to City National Rochdale) Quantitative Research team in 2005. He is a member of the Adviser’s U.S. Core Equity Team and is responsible for the team’s quantitative research, modeling, and portfolio optimization. In addition, Mr. Zhou also performs fundamental equity research for client portfolios on the industrials sector.

DIVIDEND AND INCOME FUND

David J. Abella is the portfolio manager for the Dividend & Income Fund.

David Abella is the lead portfolio manager for the Dividend & Income Fund. Mr. Abella is a Senior Portfolio Manager with the Adviser and has been an integral part of the firm since 1996. He is responsible for the development of the Adviser’s dividend and income equity strategy and has headed up the research and management of this strategy for client accounts since the spring of 2002, and as Portfolio Manager for the Fund and Predecessor Fund since June of 2003. Previously, Mr. Abella was a fundamental equity analyst at the firm performing all aspects of in depth, bottom up equity analysis. Prior to joining the Adviser, Mr. Abella spent four years with Merrill Lynch and Paine Webber performing strategic analysis and two years as a tax consultant at Arthur Anderson & Co.

Mr. Abella, a Chartered Financial Analyst, received his A.B. in economics with high distinction and his M.B.A. in finance with distinction from the University of Michigan. He appears regularly on television media outlets and is widely quoted in the business press.

U.S. CORE EQUITY FUND

Otis “Tres” Heald and Thomas A. Galvin serve as portfolio managers for the U.S. Core Equity Fund.

Otis “Tres” Heald is Senior Vice President and Director – Equity Investments of the Adviser. Mr. Heald has over 20 years of experience and focuses on fundamental equity research. Prior to joining CNB in 2002, Mr. Heald served as Senior VicePresident and market investment executive for Bank of America Capital Management, and was president of a mutual fund company. Mr. Heald, a Chartered Financial Analyst, holds a master’s degree in business administration from the University of Southern California.

Information about Mr. Galvin’s background and experience is provided above under “Multi-Asset Fund.”

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SOCIALLY RESPONSIBLE EQUITY FUND

SKBA. SKBA serves as sub-adviser to the Socially Responsible Equity Fund. SKBA is located at 44 Montgomery Street, Suite 3500, San Francisco, California 94104. SKBA provides investment advisory services to a variety of clients.

All SKBA client accounts are managed by an investment team led by Andrew W. Bischel (CEO and Chief Investment Officer). The members of the investment team for the Socially Responsible Equity Fund includes Mr. Bischel, Kenneth J. Kaplan (Chairman), Josh J. Rothé (President and Director of Equity Research) and Shelley H. Mann (Senior Vice President and Director of Trading). Messrs. Kaplan, Bischel and Rothé are jointly and primarily responsible for securities selection in the Fund and Ms. Mann is principally responsible for the Fund’s trading activities. Each of these individuals has been with SKBA for at least the last five years.

A discussion regarding the basis for the Board of Trustees’ approval of the sub-advisory agreement with SKBA is available in the Funds’ Annual Report for the fiscal year ended September 30, 2013. As of December 31, 2013, SKBA managed assets of approximately $958 million.

EMERGING MARKETS FUND

Garrett R. D’Alessandro and Anindya Chatterjee are portfolio managers for the Emerging Markets Fund and they manage the Fund as a team.

Information about Mr. D’Alessandro’s background and experience is provided above under “Fixed Income Opportunities Fund.”

Anindya Chatterjee joined the Adviser in 2011 as a Senior Portfolio Manager. Prior to joining Rochdale, Mr. Chatterjee was most recently employed as President at IIFL, Inc. a financial services company, beginning in 2009, where he worked with U.S. institutional investors and was responsible for the research sales of IIFL. From 2006 until 2008, Mr. Chatterjee served as a Managing Director and Head of Emerging Markets Asia Research at Jefferies & Company. Mr. Chatterjee also served as Chief Strategy Officer of American Oriental Bioengineering in 2008. He earned his Master of Arts in Economics and Finance from Tulane University. He also holds an MA in Economics from University of Delhi and an MS in Electronic Commerce from Claremont Graduate University.

ALL FUNDS

Under current law, the appointment or replacement of a new sub-adviser generally would require the approval of a Fund’s shareholders. However, the Trust has received an exemptive order from the Securities and Exchange Commission (the “SEC”) which permits the Adviser, subject to certain conditions required by the SEC, to retain an unaffiliated sub-adviser, or terminate or replace a sub-adviser to any of the Funds, with the approval of the Board of Trustees but without obtaining shareholder approval. Shareholders of a Fund will be notified of any change in any such sub-advisers and be provided with information regarding any new sub-adviser. This exemption does not apply to any sub-adviser affiliated with the Adviser.

The order from the SEC granting this exemption benefits shareholders by enabling the Funds to operate in a less costly and more efficient manner. The Adviser has the ultimate responsibility to monitor any sub-advisers and recommend their hiring, termination and replacement. The Adviser may also terminate any sub-adviser and assume direct responsibility for the portfolio management of that Fund with the approval of the Board of Trustees, but without obtaining shareholder approval.

ADMINISTRATOR

SEI Investments Global Funds Services (the “Administrator”) serves as administrator and fund accountant to the Funds. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

DISTRIBUTOR

SEI Investments Distribution Co. (the “Distributor”) serves as the Funds’ distributor pursuant to a distribution agreement with the Funds. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be reached at 1-888-889-0799.

CITY NATIONAL ROCHDALE FUNDS | PAGE 92

DISTRIBUTION OF FUND SHARES

The Funds have adopted plans for their Class N and Class S shares, where applicable, under Rule 12b-1 of the Investment Company Act. The plans allow the Money Market Funds to pay to the Distributor distribution fees of 0.30% and 0.50% of average daily net assets for the sale and distribution of their Class N and Class S shares, respectively, and all other Funds to pay to the Distributor distribution fees of 0.25% of average daily net assets for the sale and distribution of their Class N shares. The Distributor pays some or all of such distribution fees to broker-dealers and other financial intermediaries (primarily CNB and its affiliates) as compensation for providing distribution-related services. Because the distribution fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any distribution fees it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

Institutional Class and Servicing Class shares of the Funds are not subject to distribution fees under these plans.

For the fiscal year ended September 30, 2013, affiliates of the Adviser voluntarily waived distribution fees in the amounts set forth in the following table. Each of these waivers continues in effect as of the date of this Prospectus but may be terminated at any time.

	Class N	Class S
Government Money Market Fund	0.37%	0.50%
Prime Money Market Fund	0.36%	0.48%
California Tax Exempt Money Market Fund	0.36%	0.50%

SHAREHOLDER SERVICING FEES

The Funds are subject to shareholder service agreements that allow each Fund to pay fees of 0.25% of its average daily net assets for non-distribution services provided to shareholders of each Class of each Fund (except for Institutional Class shares). Because these fees are paid out of the Funds’ assets, over time these fees will increase the cost of your investment.

For the fiscal year ended September 30, 2013, affiliates of the Adviser voluntarily waived shareholder servicing fees in the amounts set forth in the following table. Each of these waivers continues in effect as of the date of this Prospectus but may be terminated at any time.

	Servicing Class(1)	Class N	Class S
Government Money Market Fund	0.25%	0.25%	0.25%
Prime Money Market Fund	0.25%	0.25%	0.25%
California Tax Exempt Money Market Fund	0.25%	0.25%	0.25%

(1)
Effective November 28, 2012, the shares of the Government Money Market Fund, Prime Money Market Fund and California Tax Exempt Money Market Fund previously designated as Institutional Class shares were redesignated as Servicing Class shares.

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser may pay out of its own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. The Funds and their shareholders may also receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Adviser for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

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how to buy, sell and exchange shares

Here are the details you should know about how to purchase, sell (sometimes called “redeem”) and exchange shares.

GENERAL INFORMATION

Shares of all Funds are offered through approved broker-dealers or other financial institutions (each an “Authorized Institution”). If you purchase shares of a Fund through an Authorized Institution, your Authorized Institution is responsible for maintaining your individual account records, processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Summary Prospectus. You will also generally have to address your correspondence or questions regarding the Fund to your Authorized Institution.

The Limited Maturity Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund, Socially Responsible Equity Fund and Emerging Markets Fund are offered directly as well as through Authorized Institutions.

Institutional Class shares are intended for institutional investors. Institutional Class shares of Funds other than the Limited Maturity Fixed Income Fund, Intermediate Fixed Income Fund and Socially Responsible Equity Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the minimum initial investment requirements. Servicing Class shares are available only to other fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank. Class N shares are intended for individual investors, partnerships, corporations, and other accounts. Class S shares are retail shares of the Money Market Funds and are intended for investors who have funds on deposit with City National Bank.

Not all Funds and classes are available in all states. Shares of the Funds have not been registered for sale outside of the United States.

PRICING OF FUND SHARES

How and when we calculate each Fund’s net asset value per share (“NAV”) determines the price at which you will buy or sell shares. We calculate the NAV once each day at the following times:

•	Government Money Fund and Prime Money Fund – Usually at 3:00 p.m., Eastern time.

•	California Money Fund – Usually at 2:00 p.m., Eastern time.

•	All Other Funds – As of the close of trading on the New York Stock Exchange (the “NYSE”). The NYSE usually closes at 4:00 p.m., Eastern time on weekdays, except for holidays.

Shares of the Equity Funds, Multi-Asset Fund and Bond Funds may be purchased or sold on any day that the NYSE is open for business. Shares of the Money Market Funds may be purchased or sold on any day that the NYSE and the Federal Reserve are open for business. The Funds reserve the right to open for business on days the NYSE is closed due to an emergency or other unanticipated event, but the Federal Reserve Bank of New York is open. Shares of a Fund, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the securities markets close early due to an emergency or other unanticipated event, each Money Market Fund and Bond Fund reserves the right to close early. If a Money Market Fund or Bond Fund does so, it will not grant same business day credit for purchase and redemption orders received after the Money Market Fund’s or Bond Fund’s closing time and credit will be given on the next business day.

If the Fund or your Authorized Institution, as applicable, receives your purchase, redemption or exchange request in good order from you on a business day before 3:00 p.m., Eastern time for the Government Money Fund and the Prime Money Fund, before 2:00 p.m., Eastern time for the California Money Fund, and before the close of trading on the NYSE for all other Funds, we will price your order at that day’s NAV. If the Funds or your Authorized Institution, as applicable, receives your request in good order on a business day from you after these times, we will price your order at the next day’s NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your request to be effective on the day of transmittal. This allows your Authorized Institution time to process your request and transmit it to the Fund before the trading deadline. “In good order” means that the Funds have received and processed your account application and have received all required information and documentation, including, as applicable, the information described under “Customer Identification and Verification” and “Anti-Money Laundering Program” below and any required signature guarantees. To ensure that your request is in good order, follow the directions for purchasing shares as described under “How to Buy Shares”.

CALCULATION OF NAV

NAV for one share of a class of a Fund is the value of that share’s portion of the net assets (i.e., assets less liabilities) attributable to that class of that Fund. The NAV for shares of each Money Market Fund is expected to remain constant at $1.00. We calculate the NAV of each class of each Fund by dividing the total net value of the assets attributable to the class by the number of outstanding shares of that class. We base the value of the investments of each Equity Fund,

CITY NATIONAL ROCHDALE FUNDS | PAGE 94

each Bond Fund, and the Multi-Asset Fund on their market values, usually the last price reported for each security before the close of the market that day. In the case of the Money Market Funds, securities are valued at amortized cost, which is expected to approximate market value. The valuations for fixed income securities are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or other techniques and methodologies. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the Adviser to be unreliable, a market price may be obtained by the Adviser using quotations from one or more broker/dealers. Short-term fixed income securities that will mature in 60 days or less may be valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

A market price may not be available for securities that trade infrequently. If market prices are not readily available or considered to be unreliable by the Adviser, fair value prices may be determined by the Funds’ Fair Value Committee. The Fair Value Committee in good faith uses methods approved by and under the ultimate supervision of the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before a Fund calculates its NAV, the Fair Value Committee will determine the security’s fair value. In determining the fair value of a security, the Fair Value Committee will consider the investment manager’s (or the relevant sub-adviser’s) valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors. Market quotations are not readily available for the Policies in which the Fixed Income Opportunities Fund or the Subsidiary may invest. The Policies are priced using the fair valuation methodology and related procedures approve by the Board of Trustees. The fair valuation methodology includes a variety of inputs, including life expectancy estimates prepared by third party life expectancy evaluation firms, future premium payments, the net death benefit, a discount rate and insurance company credit ratings. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. Any Fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that Fund determines its net asset value. The Board of Trustees reviews all fair value determinations.

Some of the Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Fund’s shares may be significantly affected on any day when the Fund does not price its shares and when you are not able to purchase or redeem the Fund’s shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined for a Fund, such investments or exchange rates will be valued at their fair value as discussed above.

More details about how we calculate the NAV for each Fund may be found in the SAI.

HOW TO BUY SHARES

All Funds – To purchase shares of a Fund through an Authorized Institution, you should contact your Authorized Institution and follow its procedures, including acceptable methods of payment and deadlines for receipt by the Authorized Institution of your share purchase instructions. Your Authorized Institution may establish higher minimum investment requirements than the Funds, and may charge a fee for its services, in addition to the fees charged by the Funds.

A Fund may reject any purchase order (generally within one business day) if it is determined that accepting the order would not be in the best interest of the Fund or its shareholders.

Limited Maturity Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund, Socially Responsible Equity Fund and Emerging Markets Fund – There are two additional ways to purchase shares of these Funds:

By Mail – To open a new account, complete and sign an application. Applications are available by calling (800) 445-1341. Make your check payable to the Fund in which you choose to invest. The check must be drawn on a U.S. bank and payable in U.S. dollars. In compliance with the USA PATRIOT Act of 2001, please note that the Fund’s transfer agent will verify certain information on your account application in accordance with the Trust’s Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number, and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Funds transfer agent at 1-866-209-1967 if you need additional assistance when completing your application. If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such reasonable belief is established. The Funds reserve the right to close the account within five business days if clarifying information/documentation is not received.

CITY NATIONAL ROCHDALE FUNDS | PAGE 95

Send your completed application and check to:

Regular Mail:

City National Rochdale Funds
c/o U.S. Bancorp Fund Services, LLC
P O Box 701
Milwaukee, WI 53201-0701

Overnight Delivery:

City National Rochdale Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street 3rd Floor
Milwaukee, WI 53202

To add to an existing account, make your check payable to the Fund in which you choose to invest. The check must be drawn on a U.S. bank. Please include your account number on the check and send your check to:

Regular Mail:

City National Rochdale Funds
c/o U.S. Bancorp Fund Services, LLC
P O Box 701
Milwaukee, WI 53201-0701

Overnight Delivery:

City National Rochdale Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street 3rd Floor
Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the post office box of U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), of purchase orders does not constitute receipt by the transfer agent of the Funds.

By Wire – If you are making an initial investment in a Fund, before you wire funds, please call us at (800) 445-1341 to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. You may then contact your bank to initiate the wire using the following wire instructions:

U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services
Account #112-952-137
For further credit to City National Rochdale Funds
[Name of Fund]
[Shareholder name and account number]

If you wish to add to an existing account by Federal Funds wire payment, please call us at (800) 445-1341, during business hours, to advise of your intent to wire funds. This will ensure prompt and accurate credit to your account upon receipt of your wire. You must have submitted a voided check or savings deposit slip to have banking information established on your account prior to making a purchase. Your shares will be purchased at the NAV per shares calculated on the day your order to placed, provided that your order is received prior to 4:00 p.m., Eastern Time.

The Funds do not impose charges for wire services, but your bank may impose such charges. The Funds and U.S. Bancorp are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire System, or from incomplete wiring instructions.

General – The Funds reserve the right to reject any purchase request, including a purchase request that may disrupt a Fund’s operation or performance as described below under “Customer Identification and Verification” and “Anti-Money Laundering Program.” The Funds will not be responsible for any loss of potential investment gains resulting from your inability to invest in a Fund because of the Fund’s rejection of a purchase request based on the Fund’s obligation to deter money laundering under Federal law or the Fund’s determination that the purchase request will disrupt the Fund’s operation. When the Funds reject a purchase request, the funds received from the shareholder or account applicant will not be invested in the Funds. Instead, a check from the Funds for the full amount of the check received by the Funds will be returned to the shareholder or account applicant as soon as possible after receipt by the Funds’ transfer agent of the purchase request (generally within one business day). The return of funds to a shareholder or account applicant may be delayed as a result of the Funds’ compliance with Federal law relating to money laundering.

The Funds do not accept payment in cash or money orders. The Funds also do not accept cashier’s checks in amounts of less than $10,000, except for the Limited Maturity Fund, and the Socially Responsible Fund, which do not accept any payment in cashier’s checks. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, bank drafts, traveler’s checks or starter checks for the purchase of shares. The Funds will not accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

The Funds’ transfer agent may charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

You must certify whether you are subject to withholding for failing to report income to the Internal Revenue Service. The Funds may return investments received without a certified taxpayer identification number.

RETIREMENT PLANS

The Funds generally are available in Individual Retirement Account (“IRA”) and Roth IRA plans offered by your Authorized Institution. You may obtain information about

CITY NATIONAL ROCHDALE FUNDS | PAGE 96

opening an IRA account by contacting your financial representative. If you wish to open another type of retirement plan, please contact your Authorized Institution.

AUTOMATIC INVESTMENT PLAN

Once you open your account, you may make subsequent investments (minimum of $25) into the Funds through an Automatic Investment Plan (“AIP”). You can have money automatically transferred from your checking or savings account on a bi-weekly, monthly, bi-monthly or quarterly basis. To be eligible for this plan, your bank must be a domestic institution that is an Automated Clearing House (“ACH”) member. The Transfer Agent is unable to debit mutual fund or pass through accounts. The Trust may modify or terminate the AIP at any time without notice. The first AIP purchase will take place no earlier than 15 days after the Transfer Agent has received your request. You may modify or terminate your participation in the AIP by contacting the Transfer Agent five days prior to the effective date. If your bank rejects your payment for any reason, the Transfer Agent will charge a $25 fee to your account. Please contact the Transfer Agent at 1-866-209-1967 for more information about the Funds’ AIP.

TELEPHONE PURCHASES

Investors may purchase additional shares of the Funds by calling 1-866-209-1967. If you did not decline telephone options on your account application, you make also make additional purchases via Electronic Funds Transfer from your checking/savings account. If your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network. You must have banking information established on your account prior to making a purchase. Each telephone purchase must be a minimum of $100. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Telephone trades must be received by or prior to a Fund’s deadline or market close. Once a telephone transaction has been placed, it cannot be cancelled or modified. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

FOREIGN INVESTORS

The Funds reserve the right to refuse investments from non-U.S. persons or entities.

HOW TO SELL SHARES

All Funds – You may redeem some or all of your shares of the Equity Funds, Multi-Asset Fund or Bond Funds on any day the NYSE is open for regular session trading. Shares of the Money Market Funds may be redeemed on any day the NYSE and the Federal Reserve are open for business. If you purchased Fund shares through an Authorized Institution, you may sell your shares only through your Authorized Institution. To sell shares of a Fund, you should contact your Authorized Institution and follow its procedures. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds.

Redemption requests for the Equity Funds, Multi-Asset Fund and Bond Funds must be received by the Fund or your Authorized Institution before 4:00 p.m., Eastern Time or the Authorized Institution’s earlier applicable deadline. Redemption requests for the Government Money Fund and the Prime Money Fund must be received before 3:00 p.m., Eastern Time, and redemption requests for the California Money Fund must be received before 2:00 p.m., Eastern Time, or before the Authorized Institution’s earlier deadline.

As long as the Funds or their agents receive your redemption request in good order before the close of regular trading on the NYSE (usually 4:00 p.m., Eastern time) or the applicable earlier deadline, your shares will be sold at that day’s NAV. A redemption request is in good order if it includes all required information. If the Funds receive your redemption request after the close of regular trading on the NYSE or the applicable earlier deadline, your redemption request will be executed the next business day, and your shares will be sold at the next day’s NAV. Redemption proceeds may be withheld or delayed as required by anti-money laundering laws and regulations.

Normally, the Funds will make payment on your redemption request as promptly as possible after receiving your request, but it may take up to seven business days.

The Funds generally pay sale (redemption) proceeds in cash. However, under conditions where cash redemptions are detrimental to a Fund and its shareholders (e.g., the amount you are redeeming is large enough to affect a Fund’s operation), the Fund reserves the right to make redemptions in readily marketable securities rather than cash (a “redemption in kind”). If your shares were ever redeemed in kind, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would be subject to market exposure on securities received from a Fund until you sold them. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.

The Funds may suspend redemptions or postpone payments of redemption proceeds for more than seven days during any period when the NYSE is closed for other than customary weekends or holidays; trading on the NYSE is restricted; there are emergency circumstances as determined by the SEC; or the SEC has by order permitted such suspension to protect shareholders of a Fund.

Limited Maturity Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund, Socially Responsible Equity Fund and Emerging Markets Fund – If you purchased shares of any of these Funds directly, you may redeem some or all of

CITY NATIONAL ROCHDALE FUNDS | PAGE 97

your shares in the following ways. Redemption proceeds will be sent to you via check to your address of record or will be wired to the bank via the instructions on your account or will be sent via the ACH network to the bank instructions on your account.

By Mail – Complete a written redemption request that includes the Fund’s name, your account number, each account owner’s name and address, the dollar amount or number of shares to be sold, and the signature of each owner as it appears on the account. Send the written request to:

Regular Mail:

City National Rochdale Funds
c/o U.S. Bancorp Fund Services, LLC
P O Box 701
Milwaukee, WI 53201-0701

Overnight Delivery:

City National Rochdale Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street 3rd Floor
Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp’s post office box, of redemption requests does not constitute receipt by the transfer agent of the Funds.

By Wire – Redemption proceeds may be wired to the pre-determined bank instructions on your account. The transfer agent charges a $15 fee for each wire transfer. The fee will be deducted from your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.

By Telephone – If you did not decline telephone options on your account application or by subsequent arrangement in writing, you may redeem shares by calling 1-800-445-1341. You will need to provide your account number, the exact name(s) in which the account is registered and taxpayer identification number. We may also require additional forms of identification. Telephone redemptions are not available for IRA accounts. Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor. The investor does not incur any charge when proceeds are sent via the ACH system and credit is usually available in the investor’s account within 2-3 days.

General – The Funds require a signature guarantee when a redemption request will be payable to anyone other than the account owners of record, mailed to an address other than the address of record, or wired to a bank other than one previously authorized. A signature guarantee is also required in the event that you add wiring instructions to your account after it was initially established.

Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, non-profit or retirement accounts. Please call us at (800) 445-1341 before attempting to redeem from these types of accounts.

If you have recently purchased shares by check, a Fund may withhold redemption proceeds until your purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

HOW TO EXCHANGE SHARES

All Funds – You may exchange shares of a Fund for the same class of shares of any other Fund in which you are eligible to invest (other than the Diversifed Equity Fund) on any business day. When you exchange shares, you are really selling your shares and buying other shares, so your sale price and purchase price will be based on the NAVs of the relevant Funds next calculated after we receive your exchange request. Exchange instructions must be received before 3:00 p.m., Eastern time for the Government Money Fund and the Prime Money Fund, before 2:00 p.m., Eastern time for the California Money Fund, and before the close of trading on the NYSE for all other Funds.

If you wish to exchange shares of a Fund that you purchased through an Authorized Institution, you should contact your Authorized Institution. Your Authorized Institution may charge you transaction fees and additional amounts for its services.

Limited Maturity Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund, Socially Responsible Equity Fund and Emerging Markets Fund – If you wish to exchange between these Funds, you may transfer investments among existing accounts or you may open a new account to accept the exchange from an existing account. When requesting an exchange between these Funds, both accounts must be registered in the same name, with the same address and taxpayer identification number.

By Mail – Send a written request using the procedures for written redemption requests below. No signature guarantee is required. For further information, please call us at (800) 445-1341.

By Telephone – You must have accepted telephone options on your initial account application. To authorize telephone exchanges after establishing your Fund account, send a signed written request to:

City National Rochdale Funds
c/o U.S. Bancorp Fund Services, LLC
P O Box 701
Milwaukee, WI 53201-0701

CITY NATIONAL ROCHDALE FUNDS | PAGE 98

To request an exchange, please call us at (800) 445-1341. Shares exchanged by telephone must have a value of $1,000 or more. Exchange instructions must be received before 4:00 p.m., Eastern time.

CONVERSION OF SHARES

A share conversion is a transaction in which shares of one class of a Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of a Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by the Fund or your Authorized Institution. To receive the NAV of the new class calculated that day, conversion requests for the Equity Funds, Multi-Asset Fund and Bond Funds must be received in good order by the Fund or your Authorized Institution before 4:00 p.m., Eastern Time or the Authorized Institution’s earlier applicable deadline. Conversion requests for the Government Money Fund and the Prime Money Fund must be received in good order before 3:00 p.m., Eastern Time, and conversion requests for the California Money Fund must be received in good order before 2:00 p.m., Eastern Time, or before the Authorized Institution’s earlier deadline. Please note that, because the NAV of each class of the Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

The Funds’ market timing policies will not be applicable to share conversions. If you hold your shares through an Authorized Institution, please contact the Authorized Institution for more information on share conversions. Please note that certain Authorized Institutions may not permit all types of share conversions. The Funds reserve the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

The Funds reserve the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

INACTIVE AND LOST ACCOUNTS

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Limited Maturity Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund, Socially Responsible Equity Fund and Emerging Markets Fund – It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Funds will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.

ADDITIONAL INFORMATION ABOUT TELEPHONE TRANSACTIONS

You may give up some level of security by choosing to exchange or sell shares by telephone rather than by mail. To prevent unauthorized transactions in your account, the Funds or their services providers, as applicable, will employ reasonable procedures to confirm that telephone instructions are genuine. If the Funds or their service providers follow these procedures, neither the Funds nor their service providers will be liable for any loss, liability, cost or expense arising from unauthorized or fraudulent telephone instructions. Because you may be responsible for unauthorized telephone requests, you should verify the accuracy of each telephone transaction as soon as you receive your account statement and you should take precautions to keep confidential your account number and tax identification number.

If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Telephone trades must be received by or prior to a Fund’s deadline or market close. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be canceled or modified.

CITY NATIONAL ROCHDALE FUNDS | PAGE 99

SIGNATURE GUARANTEE REQUIREMENTS

To protect you and the Funds against fraud, signatures on certain requests must have a “signature guarantee.” A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. A signature guarantee is required for any of the following:

•	If ownership is being changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	If a change of address was received by the Transfer Agent within the last 15 days;

•	For all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, the Funds and /or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. Additionally, each Fund reserves the right, in its sole discretion, to waive any signature guarantee requirement.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds’ Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds discourage short-term or other excessive trading (such as market timing) into and out of the Funds because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Funds do not accommodate frequent purchases and redemptions of Fund shares, other than the Money Market Funds, and reserve the right to reject or cancel (generally within one business day of receipt of the purchase order) without any prior notice, any purchase or purchase portion of any exchange order, including transactions representing excessive trading and, as applicable, transactions accepted by any shareholder’s Authorized Institution.

Money market funds are generally not effective vehicles for market timing activity since these types of funds seek to maintain a constant NAV of $1.00. In addition, the risks of frequent trading are not generally applicable to money market funds because they are cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as bank sweep vehicles (as the Money Market Funds are used), which generally eliminates the potential for disruptive trading. However, a money market fund may be used in conjunction with an exchange with a non-money market fund in order to facilitate market timing activity in the non-money market fund. With respect to exchanges between a Money Market Fund and any other non-money market Fund, frequent trading will be monitored in conjunction with the Funds’ frequent trading procedures as described below. The Money Market Funds reserve the right to reject or cancel (generally within one business day) without any prior notice, any purchase or purchase portion of any exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s Authorized Institution. A Money Market Fund may exercise such right in the event the Money Market Fund determines that a purchase or exchange order is disruptive to the portfolio management of the Money Market Fund or any other Fund.

The transfer agents for the Funds have procedures in place designed to detect and prevent market timing activity. The Adviser also participates in the enforcement of the Funds’ market timing prevention policy by monitoring transaction activity in the Funds. The Adviser and the transfer agents currently monitor for various patterns in trading activity in client accounts, including omnibus accounts, such as a purchase and sale of shares of a Fund (a “round trip”) within 30 days, multiple round trips within several months, and four exchanges per quarter. These parameters are subject to change.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent excessive trading, there is no guarantee that the Funds or their transfer agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries. However, the Funds do attempt to review excessive trading at the omnibus level and work with each intermediary in enforcing the Funds’ policies and procedures if suspicious activity is detected. In addition, the Distributor has received assurances from each financial intermediary which sells shares of the Funds that it has procedures in place to monitor for excessive trading. If the Funds or their service providers find what they believe may be market timing activity in an omnibus account with respect to the Funds, they will contact management of the Funds, who will review the activity and determine what action, if any, the Funds will take. Possible actions include contacting the financial intermediary and requesting assistance in identifying shareholders who may be engaging in market timing activity, and restricting or rejecting future purchase or exchange orders with respect to shareholders found to be engaging in such activity. There are no assurances that the Funds or their service providers will successfully identify all omnibus accounts engaged in excessive trading, or that intermediaries will properly administer their excessive trading monitoring policies. If you invest in the Funds through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

CITY NATIONAL ROCHDALE FUNDS | PAGE 100

COMPLIANCE WITH APPLICABLE CUSTOMER IDENTIFICATION, VERIFICATION, AND ANTI-MONEY LAUNDERING REQUIREMENTS

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: when you open an account, you will be asked to provide certain information, which includes your name, address, date of birth, and other information that will serve as a basis to establish your identity. This information is subject to verification. The Funds are required by law to reject your investment if the required identifying information is not provided.

In certain instances, a Fund, or an Authorized Institution on behalf of a Fund, may be required to collect documents pursuant to certain applicable legal obligations. Documents provided in connection with your application will be used solely to establish and verify your identity. Attempts to collect missing information required on the application will be performed by contacting you or, if applicable, your broker or Authorized Institution. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined after receipt of your application in proper form. However, a Fund reserves the right to close your account if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of a Fund. If a Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until clearance of your original check. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

CITY NATIONAL ROCHDALE FUNDS | PAGE 101

dividends and taxes

DIVIDENDS

Money Market Funds. The Money Market Funds declare dividends each day the NAV is calculated, pay dividends monthly, and net capital gains, if any, at least once a year. Following their fiscal year end (September 30), the Money Market Funds may make additional distributions to avoid the imposition of taxes. Your dividends begin to accrue on the day your purchase order is settled for shares bought before 3:00 p.m., Eastern time for the Government Money Fund and the Prime Money Fund, and before 2:00 p.m., Eastern time for the California Money Fund. The Money Market Funds will not credit you with dividends for shares on the day the Fund makes payment on your redemption request.

Bond Funds (except the Intermediate Fixed Income Fund and Fixed Income Opportunities Fund). Each Bond Fund, with the exception of the Intermediate Fixed Income Fund and Fixed Income Opportunities Fund, declares investment income daily and distributes it monthly as a dividend to shareholders. You will begin earning dividends on a Bond Fund on the business day your purchase order is settled. The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Bond Fund’s record date, you will be entitled to receive the distribution.

Equity Funds (except the Emerging Markets Fund) Intermediate Fixed Income Fund, Fixed Income Opportunities Fund and Multi-Asset Fund. The Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Equity Funds (with the exception of the Emerging Markets Fund), and the Multi-Asset Fund declare and distribute investment income, if any, quarterly as a dividend to shareholders. The Equity Funds and the Multi-Asset Fund make distributions of capital gains, if any, at least annually. If you own Equity Fund or Multi-Asset Fund shares on the Equity Fund’s or the Multi-Asset Fund’s record date, you will be entitled to receive the distribution.

Following their fiscal year end (September 30), the Funds may make additional distributions to avoid the imposition of a tax.

Emerging Markets Fund. The Emerging Markets Fund makes distributions of dividends and capital gains, if any, at least annually.

Each Fund automatically reinvests your dividends and capital gains distributions in additional full or fractional shares, unless you instruct your Authorized Institution or the Fund, as applicable, in writing or by telephone prior to the date of the dividend or distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after your notice is received. To cancel your election, please write or call your Authorized Institution or the Fund, as applicable. Proceeds from dividends or distributions will normally be sent on the business day after dividends or distributions are credited to your account.

TAXES

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a Fund.

You will generally have to pay federal income taxes, as well as any state and local taxes, on distributions received from a Fund. If you sell Fund shares or exchange them for shares of another Fund, it is generally considered a taxable event. If, however, you sell or exchange shares of a Money Market Fund, you generally will not have any gain or loss on the sale or exchange so long as the Money Market Fund in which you invest maintains an NAV of $1.00 and, while you held such shares, has not made a distribution that is treated as a return of capital for tax purposes. The following table summarizes the tax status of certain transactions related to the Funds:

TRANSACTION	FEDERAL TAX STATUS
Redemption or exchange of shares	Usually capital gain or loss; long term only if shares owned more than one year
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income; certain dividends potentially taxable at long-term capital gain rates
Exempt-interest dividends	Exempt from regular federal income tax

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. Certain dividends may be “qualified dividend income,” which for noncorporate shareholders is taxed at reduced rates. A portion of the dividends received from a Fund (but none of the Fund’s capital gain distributions) may qualify for the dividends-received deduction for corporate shareholders.

Most distributions from the California Money Fund and the California Tax Exempt Bond Fund are expected to be exempt-interest dividends, which are exempt from regular federal income tax, but may be subject to state or local income taxes. Exempt-interest dividends from California municipal securities will also be exempt from California state personal income tax. A portion of the Multi-Asset Fund’s distributions may be exempt-interest dividends that are exempt from regular federal income tax. Some exempt-interest dividends, and a significant portion of the Muni High Income Fund’s exempt-interest dividends, may be subject to the federal alternative minimum tax. The Funds other than the Multi-Asset Fund, the California Money Fund, the California Tax Exempt Bond Fund and the Muni High Income Fund do not expect to be eligible to distribute exempt-interest dividends.

CITY NATIONAL ROCHDALE FUNDS | PAGE 102

Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from certain state and local taxes. Consult your tax adviser for restrictions and details.

You may want to avoid buying shares of a Fund when the Fund is about to declare a dividend or distribution that is not declared on a daily basis, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

A Fund’s dividends and other distributions are generally treated as received by shareholders when they are paid. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be treated as received by each shareholder on December 31 of the year in which it was declared.

After the end of the year, the Funds will provide you with information about the dividends and distributions you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, certain dividends that you receive from a Fund may be subject to federal withholding tax. To the extent that a Fund’s distributions consist of ordinary dividends or other payments that are subject to withholding, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Most distributions from the California Money Fund, the California Tax Exempt Bond Fund and the Muni High Income Fund are expected to be exempt-interest dividends, which are not subject to such withholding. Ordinary dividends that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the Fund beginning before January 1, 2014.

If you do not provide the Funds with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds (except for proceeds from redemptions of Money Market Fund shares), dividends (including exempt-interest dividends), and other distributions. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States. The backup withholding rate is currently 28%.

More information about taxes is contained in the Funds’ SAI.

CITY NATIONAL ROCHDALE FUNDS | PAGE 103

financial highlights

The following financial highlights tables are intended to help you understand the Funds’ financial performance. Information for the year or periods indicated below, except as described hereafter, has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements are included in the Funds’ 2013 Annual Report (available upon request; see the back cover of the this Prospectus). Information presented in the financial highlights tables is for a single City National Rochdale Fund share outstanding throughout the year or period shown. The total return figures in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for all periods prior to January 1, 2013 for the City National Rochdale Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund, and Emerging Markets Fund were audited by the independent registered public accounting firm for those Funds’ predecessor funds. Financial highlights are not presented for the Municipal High Income Fund as it had not commenced operations as of September 30, 2013.

For a Share Outstanding Throughout Each Period
For the year or period ended September 30,

	Net Asset Value Beginning of Period	Net Investment Income†		Dividends from Net Investment Income		Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)
City National Rochdale Government Money Market Fund
Class N (commenced operations on June 21, 1999)
2013	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$3,040,396	0.13%	0.01%	0.97%
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	2,808,068	0.14	0.01	1.11
2011	1.00	0.000	^	(0.000	)^	1.00	0.02	2,926,120	0.14	0.02	1.11
2010	1.00	0.000	^	(0.000	)^	1.00	0.02	2,598,035	0.19	0.02	1.12
2009	1.00	0.002		(0.002)		1.00	0.19	2,549,147	0.47	0.21	1.13
Class S (commenced operations on October 6, 1999)
2013	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$475,151	0.12%	0.01%	1.11%
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	288,922	0.14	0.01	1.11
2011	1.00	0.000	^	(0.000	)^	1.00	0.01	291,194	0.15	0.01	1.11
2010	1.00	0.000	^	(0.000	)^	1.00	0.01	348,698	0.20	0.01	1.12
2009	1.00	0.001		(0.001)		1.00	0.12	298,842	0.54	0.13	1.13
Servicing Class (commenced operations on April 3, 2000)^^
2013	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$128,423	0.12%	0.01%	0.61%
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	96,452	0.14	0.01	0.61
2011	1.00	0.000	^	(0.000	)^	1.00	0.02	51,705	0.14	0.03	0.61
2010	1.00	0.000	^	(0.000	)^	1.00	0.04	81,050	0.17	0.04	0.62
2009	1.00	0.003		(0.003)		1.00	0.27	123,863	0.36	0.26	0.65
City National Rochdale Prime Money Market Fund
Institutional Class (commenced operations on December 19, 2012)
2013	$1.00	$0.000	^	$(0.000	)^	$1.00	0.02%	$11,207	0.18%	0.02%	0.35%
Class N (commenced operations on October 18, 1999)
2013	$1.00	$0.000	^	$(0.000	)^	$1.00	0.02%	$424,972	0.20%	0.02%	0.96%
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	394,036	0.24	0.01	1.10
2011	1.00	0.000	^	(0.000	)^	1.00	0.03	450,282	0.25	0.03	1.10
2010	1.00	0.000	^	(0.000	)*^	1.00	0.06	432,235	0.28	0.04	1.10
2009	1.00	0.003		(0.003)		1.00	0.33	656,769	0.61	0.39	1.15
Class S (commenced operations on October 26, 1999)
2013	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$207,252	0.21%	0.01%	1.09%
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	256,060	0.24	0.01	1.10
2011	1.00	0.000	^	0.000	^	1.00	0.02	265,116	0.27	0.01	1.10
2010	1.00	0.000	^	(0.000	)*^	1.00	0.04	352,575	0.30	0.02	1.10
2009	1.00	0.002		(0.002)		1.00	0.23	372,762	0.73	0.28	1.15
Servicing Class (commenced operations on March 23, 1998)^^
2013	$1.00	$0.000	^	$(0.000	)^	$1.00	0.02%	$613,445	0.19%	0.02%	0.59%
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	506,728	0.23	0.02	0.60
2011	1.00	0.001		(0.001)		1.00	0.06	630,250	0.22	0.05	0.60
2010	1.00	0.001		(0.001	)*	1.00	0.09	489,980	0.24	0.08	0.60
2009	1.00	0.005		(0.005)		1.00	0.46	543,326	0.44	0.46	0.65
City National Rochdale California Tax Exempt Money Market Fund
Class N (commenced operations on June 21, 1999)
2013	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$673,208	0.11%	0.01%	0.97%
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	666,532	0.12	0.01	1.11
2011	1.00	0.000	^	(0.000	)^	1.00	0.02	628,163	0.17	0.02	1.12
2010	1.00	0.000	^	(0.000	)*^	1.00	0.03	638,839	0.20	0.02	1.12
2009	1.00	0.002		(0.002)		1.00	0.23	704,840	0.41	0.25	1.16
Class S (commenced operations on November 12, 1999)
2013	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$79,312	0.11%	0.01%	1.11%
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	99,970	0.12	0.01	1.11
2011	1.00	0.000	^	(0.000	)^	1.00	0.01	78,221	0.17	0.01	1.12
2010	1.00	0.000	^	(0.000	)*^	1.00	0.01	48,265	0.22	0.01	1.12
2009	1.00	0.002		(0.002)		1.00	0.17	74,396	0.54	0.26	1.16
Servicing Class (commenced operations on April 3, 2000)^^
2013	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$165,740	0.10%	0.01%	0.61%
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	137,665	0.12	0.01	0.61
2011	1.00	0.000	^	(0.000	)^	1.00	0.02	169,932	0.16	0.02	0.62
2010	1.00	0.000	^	(0.000	)*^	1.00	0.04	140,238	0.19	0.04	0.63
2009	1.00	0.003		(0.003)		1.00	0.33	141,579	0.30	0.31	0.65

†	Per share calculations are based on Average Shares outstanding throughout the period.

‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Amount represents less than $0.001.

^^	Effective November 28, 2012, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

*	Includes a realized capital gain distribution of less than $0.001.

(1)	Annualized for periods less than one year.

(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

CITY NATIONAL ROCHDALE FUNDS | PAGE 104

financial highlights

For a Share Outstanding Throughout Each Period
For the year or period ended September 30,

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Dividends from Net Investment Income	Distrib-utions from Realized Capital Gains	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (1)(2)	Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate
City National Rochdale Limited Maturity Fixed Income Fund
Institutional Class (commenced operations on October 22,1988)
2013	$11.25	$0.06	$(0.08)	$(0.07)	$—	$11.16	(0.15)%	$40,205	0.64%	0.51%	0.64%	32%
2012	11.15	0.09	0.12	(0.11)	—	11.25	1.88	48,141	0.68	0.85	0.68	87
2011	11.21	0.16	(0.06)	(0.16)	—	11.15	0.92	31,743	0.66	1.46	0.67	50
2010	11.06	0.20	0.16	(0.21)	—	11.21	3.28	33,279	0.73	1.82	0.71	118
2009	10.49	0.30	0.57	(0.30)	—	11.06	8.44	37,255	0.75	2.66	0.76	98
Class N (commenced operations on October 22, 2004)
2013	$11.26	$0.03	$(0.08)	$(0.05)	$—	$11.16	(0.49)%	$4,530	0.89%	0.26%	1.14%	32%
2012	11.15	0.08	0.11	(0.08)	—	11.26	1.71	4,347	0.94	0.69	1.19	87
2011	11.22	0.14	(0.08)	(0.13)	—	11.15	0.58	6,402	0.91	1.21	1.17	50
2010	11.07	0.16	0.17	(0.18)	—	11.22	3.04	9,262	0.98	1.48	1.22	118
2009	10.51	0.27	0.57	(0.28)	—	11.07	8.07	1,471	1.00	2.29	1.24	98
City National Rochdale Government Bond Fund
Institutional Class (commenced operations on February 1, 2012)
2013	$10.73	$0.11	$(0.23)	$(0.14)	$—	$10.47	(1.11)%	$56,351	0.54%	1.03%	0.52%	28%
2012	10.75	0.05	0.04	(0.11)	—	10.73	0.01	55,502	0.55	0.96	0.53	55
Class N (commenced operations on April 13, 2000)
2013	$10.75	$0.04	$(0.21)	$(0.09)	$—	$10.49	(1.60)%	$2,505	1.03%	0.38%	1.02%	28%
2012	10.77	0.06	0.05	(0.12)	(0.01)	10.75	0.01	2,970	1.03	0.56	1.03	55
2011	10.68	0.12	0.15	(0.18)	—	10.77	2.60	2,940	0.95	1.17	1.03	86
2010	10.60	0.16	0.16	(0.24)	—	10.68	3.10	3,251	0.95	1.57	1.03	93
2009	10.42	0.32	0.18	(0.32)	—	10.60	4.91	3,109	0.95	3.04	1.02	85
Servicing Class (commenced operations on January 14, 2000)^
2013	$10.72	$0.07	$(0.20)	$(0.12)	$—	$10.47	(1.26)%	$114,953	0.79%	0.62%	0.77%	28%
2012	10.75	0.09	0.03	(0.14)	(0.01)	10.72	0.01	124,121	0.77	0.83	0.78	55
2011	10.66	0.15	0.15	(0.21)	—	10.75	2.86	175,866	0.70	1.40	0.78	86
2010	10.58	0.19	0.16	(0.27)	—	10.66	3.37	155,376	0.70	1.81	0.78	93
2009	10.40	0.35	0.18	(0.35)	—	10.58	5.18	71,966	0.70	3.29	0.77	85
City National Rochdale Corporate Bond Fund
Class N (commenced operations on April 13, 2000)
2013	$10.91	$0.16	$(0.10)	$(0.17)	$(0.09)	$10.71	0.49%	$3,100	1.00%	1.51%	1.00%	29%
2012	10.59	0.22	0.37	(0.22)	(0.05)	10.91	0.06	2,535	1.00	2.05	1.00	31
2011	10.89	0.29	(0.30)	(0.29)	—	10.59	(0.10)	2,481	1.00	2.69	1.00	40
2010	10.57	0.33	0.32	(0.33)	—	10.89	6.23	2,384	0.99	3.05	1.00	28
2009	9.77	0.36	0.81	(0.37)	—	10.57	12.19	995	0.99	3.59	1.00	30
Servicing Class (commenced operations on January 14, 2000)^
2013	$10.90	$0.19	$(0.11)	$(0.19)	$(0.09)	$10.70	0.75%	$135,184	0.75%	1.77%	0.75%	29%
2012	10.58	0.25	0.37	(0.25)	(0.05)	10.90	0.06	133,787	0.75	2.30	0.75	31
2011	10.88	0.32	(0.30)	(0.32)	—	10.58	0.15	111,563	0.75	2.94	0.75	40
2010	10.56	0.35	0.32	(0.35)	—	10.88	6.50	105,571	0.74	3.32	0.75	28
2009	9.76	0.39	0.80	(0.39)	—	10.56	12.48	88,897	0.74	3.88	0.75	30
City National Rochdale California Tax Exempt Bond Fund
Class N (commenced operations on April 13, 2000)
2013	$10.86	$0.18	$(0.22)	$(0.18)	$(0.10)	$10.54	(0.45)%	$8,197	0.87%	1.64%	0.86%	34%
2012	10.70	0.22	0.23	(0.22)	(0.07)	10.86	4.32	6,093	0.83	2.07	0.86	27
2011	10.73	0.26	0.01	(0.26)	(0.04)	10.70	2.65	4,563	0.75	2.46	0.87	26
2010	10.60	0.29	0.13	(0.29)	—	10.73	4.06	3,309	0.75	2.75	0.87	28
2009	10.09	0.30	0.51	(0.30)	—	10.60	8.15	1,902	0.75	2.92	0.87	50
Servicing Class (commenced operations on January 14, 2000)^
2013	$10.83	$0.20	$(0.22)	$(0.20)	$(0.10)	$10.51	(0.20)%	$59,149	0.62%	1.91%	0.62%	34%
2012	10.67	0.25	0.23	(0.25)	(0.07)	10.83	4.59	51,840	0.58	2.34	0.61	27
2011	10.70	0.29	0.01	(0.29)	(0.04)	10.67	2.92	53,464	0.50	2.73	0.62	26
2010	10.57	0.32	0.13	(0.32)	—	10.70	4.34	40,457	0.50	3.03	0.62	28
2009	10.06	0.33	0.51	(0.33)	—	10.57	8.45	38,581	0.50	3.18	0.61	50

†	Per share calculations are based on Average Shares outstanding throughout the period.

‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Effective December 19, 2011, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

(1)	Annualized for periods less than one year.

(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

Amounts designated as “—” are either $0 or have been rounded to $0.

CITY NATIONAL ROCHDALE FUNDS | PAGE 105

financial highlights

For a Share Outstanding Throughout Each Period
For the year or period ended September 30,

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate
City National Rochdale High Yield Bond Fund
Institutional Class (commenced operations on February 2, 2012)
2013	$8.64	$0.60	$(0.05)	$(0.60)	$—	$8.59	6.49%	$39,219	0.75%	6.87%	0.75%	56%
2012	8.39	0.43	0.26	(0.44)	—	8.64	8.39	40,891	0.85	7.66	0.85	41
Class N (commenced operations on January 14, 2000)
2013	$8.64	$0.56	$(0.05)	$(0.56)	$—	$8.59	5.95%	$34,371	1.27%	6.37%	1.26%	56%
2012	7.98	0.62	0.66	(0.62)	—	8.64	16.56	38,629	1.38	7.43	1.39	41
2011	8.31	0.69	(0.33)	(0.69)	—	7.98	4.14	28,672	1.30	8.12	1.40	56
2010	7.56	0.70	0.74	(0.69)	—	8.31	19.81	24,010	1.30	8.68	1.40	87
2009	7.40	0.60	0.18	(0.62)	—	7.56	12.61	19,637	1.30	9.43	1.40	59
Servicing Class (commenced operations on January 14, 2000)^
2013	$8.63	$0.58	$(0.04)	$(0.58)	$—	$8.59	6.35%	$88,949	0.99%	6.58%	0.99%	56%
2012	7.98	0.65	0.65	(0.65)	—	8.63	16.77	74,245	1.08	7.76	1.09	41
2011	8.31	0.72	(0.33)	(0.72)	—	7.98	4.45	65,829	1.00	8.43	1.10	56
2010	7.56	0.72	0.75	(0.72)	—	8.31	20.17	33,845	1.00	8.89	1.10	87
2009	7.40	0.62	0.18	(0.64)	—	7.56	12.94	16,355	1.00	9.75	1.10	59
City National Rochdale Intermediate Fixed Income Fund
Class N (commenced operations on December 31, 1999)
2013*	$26.76	$0.60	$(0.85)	$(0.62)	$—	$25.89	(0.96)%	$155,740	1.02%	3.04%	1.04%	21%
2012	25.68	0.95	1.08	(0.95)	—	26.76	7.99	130,359	1.13	3.59	1.12	26
2011	25.89	0.97	(0.23)	(0.95)	—	25.68	2.88	107,957	1.15	3.74	1.15	58
2010	25.11	0.95	0.79	(0.96)	—	25.89	7.01	75,900	1.15	3.79	1.12	52
2009	24.68	0.95	0.44	(0.96)	—	25.11	5.77	61,600	1.12	3.99	1.22	70
City National Rochdale Fixed Income Opportunities Fund
Class N (commenced operations on July 1, 2009)
2013*	$27.20	$1.28	$(0.43)	$(1.22)	$— ^^	$26.83	3.16%	$924,444	1.08%	6.24%	1.11%	52%
2012	26.16	1.70	1.04	(1.64)	(0.06)	27.20	10.70	654,095	1.12	6.29	1.12	41
2011	27.34	1.58	(1.02)	(1.45)	(0.29)	26.16	2.04	497,684	1.16	5.80	1.16	60
2010	26.56	1.79	1.07	(1.79)	(0.29)	27.34	11.10	257,900	1.18	6.60	1.18	62
2009	25.00	0.76	1.38	(0.52)	(0.06)	26.56	8.60	166,200	1.21	5.82	1.21	22

*
For the nine months ended September 30, 2013 and the year or period ended December 31. Effective March 29, 2013, Rochdale Investment Trust’s Rochdale Intermediate Fixed Income Portfolio and Rochdale Fixed Income Opportunities Portfolio (each a “Predecessor Fund”) were merged into City National Rochdale Fund’s Intermediate Fixed Income Fund and Fixed Income Opportunities Fund, respectively. Information presented for the period prior to March 29, 2013, is that of the respective Predecessor Fund, which had a December 31 fiscal year end.

†	Per share calculations are based on Average Shares outstanding throughout the period.

‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Effective December 19, 2011, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

^^	Amount represents less than $0.01 per share.

(1)	Annualized for periods less than one year.

(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

Amounts designated as “—” are either $0 or have been rounded to $0.

CITY NATIONAL ROCHDALE FUNDS | PAGE 106

financial highlights

For a Share Outstanding Throughout Each Period
For the year or period ended September 30,

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Redem-ption Fees	Dividends from Net Investment Income	Distrib-utions from Realized Capital Gains	Distrib-utions from Return of Capital	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (1)(2)		Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)		Portfolio Turnover Rate
City National Rochdale Multi-Asset Fund
Institutional Class (commenced operations on March 22, 2012)
2013	$10.44	$0.20	$0.29	$—	$(0.23)	$—	$—	$10.70	4.79%	$6,307	0.59%		1.85%	0.59%		56%
2012	10.45	0.12	0.03	—	(0.16)	—	—	10.44	1.45	12,536	0.59		2.17	0.61		89
Class N (commenced operations on October 1, 2007)
2013	$10.44	$0.15	$0.29	$—	$(0.18)	$—	$—	$10.70	4.25%	$21,966	1.09%		1.45%	1.10%		56%
2012	9.88	0.18	0.57	—	(0.19)	—	—	10.44	7.61	25,001	1.09		1.72	1.10		89
2011	10.36	0.17	(0.48)	—	(0.17)	—	—	9.88	(3.11)	26,377	1.09		1.57	1.10		67
2010	9.86	0.17	0.50	—	(0.17)	—	—	10.36	6.89	22,019	1.09		1.69	1.10		76
2009	9.69	0.13	0.18	—	(0.14)	—	—	9.86	3.29	16,837	1.09		1.46	1.10		94
Servicing Class (commenced operations on October 1, 2007)^^
2013	$10.45	$0.18	$0.29	$—	$(0.21)	$—	$—	$10.71	4.51%	$4,938	0.84%		1.70%	0.84%		56%
2012	9.88	0.20	0.57	—	(0.20)	—	—	10.45	7.89	7,230	0.84		1.99	0.84		89
2011	10.37	0.19	(0.48)	—	(0.20)	—	—	9.88	(2.97)	19,084	0.84		1.76	0.85		67
2010	9.87	0.20	0.50	—	(0.20)	—	—	10.37	7.15	11,258	0.84		1.96	0.85		76
2009	9.70	0.15	0.18	—	(0.16)	—	—	9.87	3.54	8,423	0.83		1.71	0.84		94
City National Rochdale Dividend & Income Fund
Class N (commenced operations on June 1, 1999)
2013*	$29.07	$0.62	$3.37	$—	$(0.54)	$—	$(0.27)	$32.25	13.74%	$155,807	1.16%		2.55%	1.19%		17%
2012	28.06	0.92	1.17	—	(0.92)	—	(0.16)	29.07	7.49	116,138	1.38		3.18	1.37		13
2011	26.73	0.90	1.46	0.01	(0.88)	—	(0.16)	28.06	9.02	107,012	1.40		3.27	1.40		21
2010	23.71	0.82	3.24	—	(0.81)	—	(0.23)	26.73	17.48	70,800	1.35		3.29	1.35		16
2009	20.87	0.90	2.94	—	(0.87)	—	(0.13)	23.71	19.21	59,100	1.47		4.25	1.48		16
City National Rochdale U.S. Core Equity Fund
Institutional Class (commenced operations on December 3, 2012)
2013	$10.00	$0.14	$2.08	$—	$(0.09)	$—	$—	$12.13	22.23%	$—	0.00	%(3)	1.57%	0.00	%(3)	32%
Class N (commenced operations on December 3, 2012)
2013	$10.00	$0.05	$2.08	$—	$(0.05)	$—	$—	$12.08	21.33%	66,145	0.99%		0.52%	0.99%		32%
Servicing Class (commenced operations on December 3, 2012)
2013	$10.00	$0.07	$2.08	$—	$(0.06)	$—	$—	$12.09	21.60%	68,919	0.74%		0.73%	0.74%		32%

*
For the nine months ended September 30, 2013 and the year or period ended December 31. Effective March 29, 2013, the Rochdale Investment Trust’s Rochdale Dividend & Income Portfolio (the “Predecessor Fund”) was merged into City National Rochdale Funds’ Dividend & Income Fund. Information presented for the period prior to March 29, 2013, is that of the Predecessor Fund, which had a December 31 fiscal year end.

†	Per share calculations are based on Average Shares outstanding throughout the period.

‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Amount represents less than $0.01 per share.

^^	Effective December 19, 2011, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

(1)	Annualized for periods less than one year.

(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

(3)	Amount represents less than 0.01%.

Amounts designated as “—” are either $0 or have been rounded to $0.

CITY NATIONAL ROCHDALE FUNDS | PAGE 107

financial highlights

For a Share Outstanding Throughout Each Period
For the year or period ended September 30,

	Net Asset Value Beginning of Period	Net Investment Income (Loss)†		Net Realized and Unrealized Gains (Losses) on Securities†	Redem-ption Fees		Dividends from Net Investment Income	Distrib-utions from Realized Capital Gains	Distrib-utions from Return of Capital		Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (1)(2)	Ratio of Net Investment Income (Loss) to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate
City National Rochdale Socially Responsible Equity Fund
Institutional Class (commenced operations on January 3, 2005)
2013	$10.06	$0.12		$2.22	$—		$(0.12)	$—	$—		$12.28	23.38%	$45,357	0.87%	1.10%	0.87%	42%
2012	8.38	0.13		1.68	—		(0.13)	—	—		10.06	21.63	80,109	0.90	1.37	0.90	38
2011	8.81	0.12		(0.43)	—		(0.12)	—	—		8.38	(3.67)	62,193	0.88	1.27	0.89	22
2010	8.20	0.09		0.61	—		(0.09)	—	—	^	8.81	8.51	59,746	0.95	1.01	0.96	36
2009	9.51	0.12		(1.30)	—		(0.13)	—	—		8.20	(12.11)	52,406	0.97	1.74	0.98	48
Class N (commenced operations on August 12, 2005)
2013	$10.04	$0.09		$2.22	$—		$(0.09)	$—	$—		$12.26	23.12%	$31,387	1.13%	0.81%	1.38%	42%
2012	8.37	0.11		1.67	—		(0.11)	—	—		10.04	21.28	25,631	1.15	1.13	1.40	38
2011	8.79	0.10		(0.42)	—		(0.10)	—	—		8.37	(3.80)	3,132	1.13	1.05	1.39	22
2010	8.19	0.07		0.60	—		(0.07)	—	—		8.79	8.15	2,424	1.20	0.81	1.46	36
2009	9.50	0.11		(1.31)	—		(0.11)	—	—		8.19	(12.34)	1,101	1.22	1.49	1.48	48
City National Rochdale Emerging Markets Fund
Class N (commenced operations on December 14, 2011)
2013*	$32.31	$0.33		$1.60	$—		$—	$—	$—		$34.24	5.97%	$294,040	1.62%	1.31%	1.69%	25%
2012	25.28	0.04		7.00	0.01		—	—	(0.02)		32.31	27.87	136,838	1.97	0.15	1.94	69
2011	25.00	(0.02	)(3)	0.30	—	^	—	—	—		25.28	1.12	5,934	2.25	(2.15)	9.74	6

*
For the nine months ended September 30, 2013 and the year or period ended December 31. Effective March 29, 2013, the Rochdale Investment Trust’s Rochdale Emerging Markets Portfolio (the “Predecessor Fund”) was merged into City National Rochdale Fund’s Emerging Markets Fund. Information presented for the period prior to March 29, 2013, is that of the Predecessor Fund, which had a December 31 fiscal year end.

†	Per share calculations are based on Average Shares outstanding throughout the period.

‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Amount represents less than $0.01 per share.

(1)	Annualized for periods less than one year.

(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

(3)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

Amounts designated as “—” are either $0 or have been rounded to $0.

CITY NATIONAL ROCHDALE FUNDS | PAGE 108

important terms to know

7-Day Yield — the dividend and interest earned by a Fund, and paid out during the seven-day period, minus any management fees incurred during those seven days.

Barclays U.S. 1-3 Year Government/Credit Bond Index — an index consisting of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years.

Barclays CA Intermediate-Short Municipal Index — an index comprised of California state-specific municipal issues which have a fixed rate coupon, have between one and ten years to maturity, an investment grade rating from Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Ratings Services (“Standard & Poor’s”) Baa3/BBB- or better, and are publicly registered. The individual issues must also have at least $7 million par outstanding and be part of a deal of $50 million or more. The composition of the Index is rebalanced monthly to include the universe of securities meeting the above criteria.

Barclays U.S. High Yield Bond Index — an index that measures the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch Ratings, and Standard & Poor’s is Ba1/BB+/BB+ or below, excluding emerging market debt.

Barclays U.S. 1-5 Year Government Bond Index — an index that includes U.S. Treasury and agency securities with remaining maturities of one to five years.

Barclays U.S. Aggregate Bond Index — an index generally representing fixed-rate, investment-grade government bonds, corporate debt securities, mortgage-backed securities, and asset-backed securities with minimum maturity dates of at least one year.

Barclays U.S. Corporate 1-5 A3 or Higher, 2% Issuer Constrained Index — an index comprised of fixed income securities issued by corporations which have between one and five years to maturity, with a rating of A3 or higher.

Barclays U.S. Intermediate Government/Credit Bond Index — a total return index comprised of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. All debt issues maintain maturities within a range of one to ten years.

Citigroup High Yield Market Capped Index — an index using the same basic composition as the Citigroup High Yield Market Index (which is comprised of cash-pay, deferred-interest securities and Rule 144A bonds of issuers domiciled in the United States or Canada with a minimum maturity of at least one year, a minimum amount outstanding of $100 million, and a speculative-grade rating by both Moody’s and Standard & Poor’s), but caps the total debt of each individual issuer at $5 billion par outstanding and delays the entry of “fallen angels,” or issuers recently downgraded from investment grade to high yield, into the Index.

Credit Suisse Leveraged Loan Index — an index that tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index have Moody’s or Standard & Poor’s ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

Dow Jones Select Dividend Index — an index comprised of 100 stocks selected by dividend yield, subject to screens for dividend-per-share growth rate, dividend payout ratio and average daily dollar trading volume.

Duration — a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.

Effective Yield — the interest rate, compounded weekly, you would receive if you kept your investment in a Fund for a year.

Liquidity — the ability to turn investments into cash.

BofA Merrill Lynch US 3-Month Treasury Bill Index — an index comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

MSCI KLD 400 Social Index — a free float-adjusted, market capitalization-weighted, common stock index of U.S. equities constructed using environmental, social and governance factors.

MSCI World Index — an index of large and mid-cap equities with representation across 24 developed markets countries. With over 1,500 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI Emerging Markets Asia Index – an index of large and mid-cap equities with representation across eight emerging markets countries. With over 500 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI Emerging Markets Index — a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.With over 800 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Quality — the credit rating given to a security by a nationally recognized statistical rating organization.

Russell 1000® Value Index — an index measuring the performance of the large-cap value segment of the U.S. equity universe, including those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment.

S&P 500® Index — a broad market-weighted average of U.S. blue-chip companies.

Yield — the interest rate you would receive if you kept your investment in a Fund for a year. It is based on the current interest rate for a trailing seven-day period.

CITY NATIONAL ROCHDALE FUNDS | PAGE 109

privacy principles

City National Rochdale Funds and its affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. We have adopted and published the City National Rochdale Funds’ Statement of Privacy Principles to guide our conduct when we collect, use, maintain or release shareholder information and to assist our shareholders and others to better understand our privacy practices in general and as they apply to nonpublic personal information in particular. Certain information regarding the Funds’ Privacy Principles is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to understand and better meet their financial needs and requests, to administer and maintain their accounts, to provide them with our products and services, to anticipate their future needs, to protect them and us from fraud or unauthorized transactions, and to meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues to limit the availability of all shareholder information within our organization to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

Except as stated above, we limit our disclosure of nonpublic personal information to third parties to the following circumstances: (i) when requested to do so by the shareholder; (ii) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction; and (iii) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

A full copy of the City National Rochdale Funds’ Statement of Privacy Principles is available at citynationalrochdalefunds.com. Should you have any questions regarding the Funds’ Privacy Principles, please contact your investment professional or the Funds at (888) 889-0799.

CITY NATIONAL ROCHDALE FUNDS | PAGE 110

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for more information

CITY NATIONAL ROCHDALE FUNDS

Additional information is available free of charge in the Statement of Additional Information (“SAI”) for the Funds. The SAI is incorporated by reference (legally considered part of this document). In the Annual Report for the Funds, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports. To receive a free copy of this Prospectus, the SAI, or the Annual and Semi-Annual Reports, please visit the Funds’ web site at
citynationalrochdalefunds.com or contact:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456
(888) 889-0799

To reduce expenses, we may mail only one copy of the Funds’ Prospectus and each Annual and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (888) 889-0799 (or contact your Authorized Institution, as applicable). We will begin sending you individual copies 30 days after receiving your request.

Information about the Funds may be reviewed and copied:

•     at the SEC’s Public Reference Room in Washington, D.C. at (202) 551-8090;

•     on the EDGAR database on the SEC’s website at www.sec.gov; or

•     by written request (including duplication fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by electronic request at publicinfo@sec.gov.

For the current seven-day yield, or if you have questions about the Funds, please call (888) 889-0799.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

The Funds’ Investment Company Act file number: 811-07923.

CNR-PS-022-0400

City National Rochdale Government Money Market Fund

City National Rochdale Prime Money Market Fund

City National Rochdale California Tax Exempt Money Market Fund

City National Rochdale Limited Maturity Fixed Income Fund

City National Rochdale Government Bond Fund

City National Rochdale Corporate Bond Fund

City National Rochdale California Tax Exempt Bond Fund

City National Rochdale Municipal High Income Fund

City National Rochdale High Yield Bond Fund

City National Rochdale Intermediate Fixed Income Fund

City National Rochdale Fixed Income Opportunities Fund

City National Rochdale Multi-Asset Fund

City National Rochdale Dividend & Income Fund

City National Rochdale U.S. Core Equity Fund

City National Rochdale Socially Responsible Equity Fund

City National Rochdale Emerging Markets Fund